UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-09161
Nuveen California Quality Municipal Income Fund
(Exact name of registrant as specified in charter)
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)
Gifford R. Zimmerman
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)
Registrant’s telephone number, including area code: (312) 917-7700
Date of fiscal year end: Date: February 29
Date of reporting period: February 29, 2020
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

nuveen
A TIAA Company

Closed-End Funds

29 February 2020

Nuveen Municipal Closed-End Funds

NCA	Nuveen California Municipal Value Fund, Inc.
NCB	Nuveen California Municipal Value Fund 2
NKX	Nuveen California AMT-Free Quality Municipal Income Fund
NAC	Nuveen California Quality Municipal Income Fund

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Chair’s Letter
to Shareholders

Dear Shareholders,
The COVID-19 crisis is taking an unprecedented toll on our health, societies, economies and financial markets. Our thoughts are with all whose lives have been affected by the disease and its economic fallout. The extreme “social distancing” efforts needed to contain the coronavirus are causing a severe contraction in economic activity and amplifying market volatility, as global supply chains and consumer and business demand remain significantly disrupted. However, the full economic impact remains to be seen. The number of confirmed cases is still accelerating in the U.S. and other parts of the world, and previous epidemics offer few parallels to today’s situation. The spike in market volatility during March reflected great uncertainty, and while conditions have stabilized to some degree, we expect that large swings in both directions are likely to continue until there is more clarity.
While we do not want to understate the dampening effect on the global economy, differentiating short-term interruptions from the longer-lasting implications to the economy may provide opportunities. Some areas of the global economy were already on the mend prior to the coron-avirus epidemic. Momentum could pick up again as factories come back online and consumer demand resumes once the virus is under control and temporary bans on movement and travel are lifted. Central banks and governments around the world have announced economic stimulus measures. In the U.S., the Federal Reserve has cut its benchmark interest rate to near zero and introduced programs that helped revive the U.S. economy after the 2008 financial crisis. The U.S. government has approved three relief packages, including a $2 trillion-dollar package directly supporting businesses and individuals. The Coronavirus Aid, Relief and Economic Security Act, called the CARES Act, provides direct payments and expanded unemployment benefits to individuals, loans and grants to small businesses, loans and other money to large corporations and funding for hospitals, public health, education and state and local governments. Additional aid will likely be approved in the months ahead.
In the meantime, patience and a long-term perspective are key for investors. When market fluctuations are the leading headlines day after day, it’s tempting to “do something.” However, your long-term goals can’t be met with short-term thinking. We encourage you to talk to your financial advisor, who can review your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Terence J. Toth
Chair of the Board
April 22, 2020

Portfolio Manager’s Comments
Nuveen California Quality Municipal Income Fund (NCA)
Nuveen California Municipal Value Fund 2 (NCB)
Nuveen California AMT-Free Municipal Income Fund (NKX)
Nuveen California Dividend Advantage Municipal Fund (NAC)
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, the Funds’ investment adviser. Portfolio manager Scott R. Romans, PhD, reviews U.S. economic and municipal market conditions, key investment strategies and the twelve-month performance of these Nuveen California Municipal Funds. Scott has managed NCA, NKX and NAC since 2003 and NCB since its inception in 2009.
What factors affected the U.S. economy and the national municipal bond market during the twelve-month reporting period ended February 29, 2020?
The longest economic expansion in U.S. history came to an abrupt halt in early 2020 amid the coronavirus pandemic. With large portions of the economy shut down, companies closing either temporarily or permanently, and nearly half of the U.S. population asked to stay home (as of March 2020, subsequent to the close of this reporting period), the economy is expected to show a deep contraction in the first quarter of 2020 and a dramatic increase in unemployment in the coming months.
In this twelve-month reporting period, however, the coronavirus had not yet had an impact on domestic economic indicators. Overall, economic growth remained steady over this reporting period. In the fourth quarter of 2019, gross domestic product (GDP) grew at an annualized rate of 2.1%, according to the “second” estimate by the Bureau of Economic Analysis. GDP measures the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. In the final months of the year, the economy was boosted by moderate consumer spending, along with positive contributions from government spending and trade, which offset weakness in business investment. For 2019 as a whole, U.S. GDP grew 2.3%, a decline from 2.9% in 2018 and the slowest pace since 2016.
Consumer spending, the largest driver of the economy, remained well supported in this reporting period by low unemployment, wage gains and tax cuts. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 3.5% in February 2020 from 3.8% in February 2019 and job gains averaged around 194,000 per month for the past twelve months. As the jobs market has

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Manager’s Comments (continued)
tightened, average hourly earnings grew at an annualized rate of 3.0% in February 2020. However, inflation remained subdued. The Bureau of Labor Statistics said the Consumer Price Index (CPI) increased 2.3% over the twelve-month reporting period ended February 29, 2020 before seasonal adjustment.
Low mortgage rates and low inventory drove home prices moderately higher in this reporting period. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, was up 3.9% year-over-year in January 2020 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 2.6% and 3.1%, respectively.
As data pointed to slower momentum in the overall economy, the U.S. Federal Reserve (Fed) left rates unchanged throughout the first half of 2019 then cut rates by 0.25% at each of the July 2019, September 2019 and October 2019 policy committee meetings. Markets registered disappointment with the Fed’s explanation that the rate cuts were a “mid-cycle adjustment,” rather than a prolonged easing period, and its signal that there would be no additional rate cuts in 2019. Also in the latter half of 2019, the Fed announced it would stop shrinking its bond portfolio sooner than scheduled, as well as began buying short-term Treasury bills to help money markets operate smoothly and maintain short-term borrowing rates at low levels. Fed Chairman Powell emphasized that the Treasury bill purchases were not a form of quantitative easing. The Fed continued its Treasury bill buying in January 2020, as well as left its benchmark interest rate unchanged, while noting the emerging coronavirus risks. (Subsequent to the end of this reporting period and in response to the COVID-19 outbreak, the Fed enacted an array of emergency measures to stabilize the financial system and support the markets, including cutting its main interest rate to near zero, offering lending programs to aid small and large companies and allowing unlimited bond purchases, known as quantitative easing. Meanwhile, the U.S. government approved three aid packages, totaling more than $100 billion in funding to health agencies and employers offering paid leave and $2 trillion in direct payments to Americans, an expansion of unemployment insurance and loans to large and small businesses.)
While trade and tariff policy drove market sentiment for most of the twelve-month reporting period, the outbreak of the novel coronavirus and its associated disease COVID-19 rapidly dwarfed all other market concerns as the reporting period was closing. Equity and commodity markets sold-off and safe-haven assets rallied as China and other countries initiated quarantines, restricted travel and shuttered factories and businesses. The potential economic shock was particularly difficult to assess, which amplified market volatility.
Prior to the virus outbreak, markets had become more bullish on the outlook for 2020 as trade policy and Brexit appeared to make progress at the end of 2019. The U.S. and China agreed on a partial trade deal, which included rolling back some tariffs, increasing China’s purchases of U.S. agriculture products and the consideration of intellectual property, technology and financial services rights. The “phase one” deal was signed on January 15, 2020. While much of the focus remained on the U.S.-China relationship, trade spats between the U.S. and Mexico, the European Union (EU), Brazil and Argentina also arose throughout the reporting period. In January 2020, the U.S. Congress fully approved the U.S., Mexico and Canada Agreement (USMCA), which replaces the North American Free Trade Agreement. With more clarity on trade deals, the trade-related deterioration in global manufacturing and export data was expected to improve. However, the COVID-19 outbreak has since upended those assumptions.
The U.K. officially left the EU on January 31, 2020. After former Prime Minister Theresa May was unable to secure a Brexit deal by the original March 29, 2019 deadline, she resigned as of June 7, 2019. When her successor, Boris Johnson, failed to meet the EU’s first deadline extension of October 31, 2019, the EU approved a “flextension” to January 31, 2020. The Conservative Party won a large majority in the December 2019 general election and Parliament passed the Brexit Bill days later, facilitating the U.K.’s exit at the end of January 2020. Britain must now redefine its relationship with the EU during the 11-month transition period.
Investors also remained watchful of local political dynamics around the world. In Italy, the prime minister unexpectedly resigned in August 2019, and the newly formed coalition government appeared to take a less antagonistic stance. Europe’s traditional centrist parties lost seats in the May 2019 Parliamentary elections and populist parties saw marginal gains. Europe also contended with the

“yellow vest” protests in France, immigration policy concerns, Russian sanctions and political risk in Turkey. Anti-government protests erupted across Latin America, Hong Kong and Lebanon during 2019. Venezuela’s economic and political crisis deepened. Argentina surprised the market with the return of a less market-friendly administration. Brazil’s Bolsonaro administration achieved a legislative win on pension reform and kept the economy on a path of modest growth. The ruling parties in India and South Africa maintained their majorities, where slower economic growth could complicate their respective reform mandates.
Municipal bonds delivered strong performance over the twelve-month reporting period. The significant decline in interest rates was the main driver of higher municipal bond prices, with positive technical and fundamental conditions also supporting credit spread tightening. Signs that the economy’s momentum was slowing, a more dovish central bank policy, geopolitical tensions (especially regarding trade) and bouts of equity market volatility drove interest rates considerably lower over the reporting period. The U.S. Treasury market began pricing coronavirus risk toward the very end of the reporting period, with a steep fall in yields, but the municipal market registered a relatively smaller move at the time. The U.S. Treasury yield curve flattened overall, with a portion of the curve temporarily inverting from late August 2019 to late September 2019. The municipal yield curve also flattened overall, as yields on longer maturities fell more than those of shorter maturities. Despite concerns about the broader economic outlook, credit conditions remained favorable for municipal credits. State tax revenues have increased across the 50 states and a healthy housing market added to local government tax revenues. Defaults in 2019 were mainly confined to idiosyncratic situations.
Municipal bond gross issuance nationwide remained robust in this reporting period. The overall low level of interest rates encouraged issuers to continue to actively refund their outstanding debt. In these transactions the issuers are issuing new bonds and taking the bond proceeds and redeeming (calling) old bonds. These refunding transactions have ranged from 30% to 60% of total issuance over the past few years. Thus, the net issuance (all bonds issued less bonds redeemed) is actually much lower than the gross issuance. So, while gross issuance volume has been adequate, the net has not and this was an overall positive technical factor on municipal bond investment performance in recent years. Notably, taxable municipal bond issuance increased meaningfully in 2019. The Tax Cut and Jobs Act of 2017 prohibits municipal issuers from issuing new tax-exempt bonds to pre-refund existing tax-exempt bonds. However, municipalities have taken advantage of the low interest rate environment and the strong demand for yield to issue taxable municipal debt, enabling them to save on net interest costs.
Demand for municipal bonds was robust in this reporting period, with consistently positive cash flows into municipal bond funds in calendar year 2019 and the first two months of 2020. (Fund flows turned more volatile after the close of the reporting period as markets began to assess the coronavirus impact.) Low interest rates in the U.S. and globally have continued to drive investors toward higher after-tax yielding assets, including U.S. municipal bonds. Additionally, as tax payers have begun to assess the impact of the 2017 tax law, which caps the state and local tax (SALT) deduction for individuals, there has been increased demand for tax-exempt municipal bonds in 2019 to date, especially in states with high income and/or property taxes.
How were the economic and market environments in California during the twelve-month reporting period ended February 29, 2020?
California’s $2.7 trillion economy is the largest in the United States and ranks fifth in the world, according to the International Monetary Fund. California job growth continues to outpace the national average, but at a slower pace as the economy enters late stage expansion. California’s economy is driven by high technology, international trade and tourism but is also supplemented by better residential construction and real estate conditions. The state’s unemployment rate was 3.9% as of February 2020, down from 4.3% the year prior, and the gap between California and the nation’s 3.5% unemployment rate narrowed. According to the S&P CoreLogic Case-Shiller Index, home prices in San Diego, Los Angeles and San Francisco rose 5.1%, 3.4% and 3.0%, respectively, over the twelve months ended January 2020 (most recent data available at the time this report was prepared), compared with an average increase of 3.9% nationally. The enacted Fiscal Year 2020 general fund budget totals $147.8 billion, which is 3.6% higher than the revised Fiscal Year 2019 budget and 69% higher than the 2010 budget. Strong revenue growth due to a strengthening

Portfolio Manager’s Comments (continued)
economy and stock market have enhanced the state’s fiscal position. The budget pays down budgetary debts, makes supplemental payments to pay down unfunded retiree liabilities and funds new affordable housing efforts and education. It also transfers $2.2 billion to the rainy day fund, increasing it to $16.5 billion (or 10% of general fund revenues) for Fiscal Year 2020. For the state of California, its Fiscal Year end is June 30, 2020. Due to the COVID-19 crisis, the state’s budget will be impacted to a varying degree as tax receipts are reduced and the expense to fight the virus increases. As of February 2020, Standard & Poor’s affirmed its AA-/Stable rating and outlook on California general obligation (GO) debt and Moody’s Investors Service affirmed its state GO rating of Aa2 with a stable outlook. Moody’s upgraded the State’s GO on October 14, 2019 to Aa2, citing its “continued expansion of the state’s massive, diverse and dynamic economy and corresponding growth in revenue. The action also recognizes the state government’s disciplined approach to managing revenue growth indicated by its use of surplus funds to build reserves and pay down long-term liabilities.”
What key strategies were used to manage these Funds during the twelve-month reporting period ended February 29, 2020?
Each Fund seeks to provide current income exempt from both regular federal and California state income taxes, and in the case of NKX the alternative minimum tax (“AMT”) applicable to individuals, by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within the state of California or certain U.S. territories. Under normal market conditions, each Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in municipal bonds that pay interest that is exempt from regular federal personal income tax and California’s personal income tax. Each Fund may invest up to 20% in municipal securities that are exempt from regular federal income tax, but not from California’s income tax if, in the Sub-Adviser’s judgement, such purchases are expected to enhance the Fund’s after-tax total return potential. To the extent that the Funds invest in bonds of municipal issuers located in other states, each Fund may have income that is not exempt from state personal income tax.
Municipal bonds performed well in this reporting period as valuations benefited from the falling interest rate environment and favorable technical supply-demand conditions. The municipal bond market experienced historically robust demand in the reporting period, particularly in high tax states such as California, New York and New Jersey, that exceeded the moderate pace of issuance. The new limits on state and local tax, or SALT, deductions resulted in larger than expected tax burdens for some high income taxpayers, driving demand for the tax benefits offered by municipal bonds. The California municipal market outperformed the national market over this reporting period, as measured by the S&P Municipal Bond California Index.
We continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that we believed had the potential to perform well over the long term. Our trading activity continued to focus on pursuing the Funds’ investment objectives. The environment of low interest rates and tight credit spreads provided fewer opportunities for bonds offering higher yields at attractive relative values. We marginally added to well structured, high grade bonds that were likely to retain their liquidity characteristics if interest rates increased, which then could be sold to rotate into lower rated, higher yielding bonds. The high grade bonds we bought included local GOs, state GOs, sales tax and utilities. Although we primarily bought 5% coupon structures, the high grade market also offered opportunities to buy 3% and 4% coupon bonds at additional spread.
Additionally, we actively bought in the airport sector, where issuance was heavy during the reporting period. Many of these issues were AMT bonds, which continued to offer incremental yield despite the Tax Cut and Jobs Act of 2017 reducing the impact of AMT on individual taxpayers. We also bought Puerto Rico Aqueduct and Sewer Authority bonds, known as PRASA, and Puerto Rico sales tax revenue bonds, known as COFINAs. PRASA has maintained sufficiently strong operations to avoid default and is expected to receive federal infrastructure funding in the coming years. COFINAs were the first major credit to exit the bankruptcy-like restructuring process and were restructured with improved security features. To buy the Puerto Rico bonds, we sold some of the Funds’ tobacco settlement bonds, which had performed well in the past and now appear to have a less favorable outlook given declining consumption trends and disruptive new technologies (vaping/e-cigarettes). The proceeds from called and maturing bonds provided most of the proceeds for new purchases (outside of the tobacco-Puerto Rico rotation) during the reporting period.
As of February 29, 2020, NKX and NAC continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement.
How did the Funds perform during the twelve-month reporting period ended February 29, 2020?
The tables in each Fund’s Performance Overview and Holding Summaries section of this report provide the Funds’ total returns for the one-year, five-year and ten-year periods ended February 29, 2020. Each Fund’s returns on common share net asset value (NAV) are compared with the performance of corresponding market indexes.
For the twelve months ended February 29, 2020, the total returns at common share NAV for all four Funds outperformed the returns for the S&P Municipal Bond California Index and the national S&P Municipal Bond Index.
Given the substantial decline in interest rates, duration and yield curve positioning drove much of the Funds’ relative outperformance in the reporting period. The Funds’ longer overall durations and overweight allocations to longer maturity bonds were advantageous as yields on the long end of the yield curve fell by a larger magnitude than yields on the shorter end. Each Fund’s duration also accounts for some of the performance differences between the Funds. For example, NKX’s duration was roughly three-quarters of a year longer than NAC’s duration, which contributed to NKX’s comparatively higher return in the reporting period.
Credit ratings allocations also had a positive impact on relative results, although to a much lesser extent than duration and yield curve positioning. Investor demand for the higher yields offered by lower rated bonds remained strong in an environment of low overall interest rates and positive credit fundamentals. Accordingly, the Funds’ overweight allocations to bonds rated single A and lower, as well as underweight allocations to the highest credit quality (AAA and AA rated) bonds, were beneficial to performance.
Sector allocations, in aggregate, detracted from the Fund’s relative performance. In this reporting period, sector performance generally followed along credit quality performance lines, with the lower rated sectors such as education, transportation and health care tending to outperform higher rated sectors such as GOs and pre-refunded bonds.
In addition, the use of regulatory leverage was a factor affecting the performance of NKX and NAC. NCA and NCB do not use regulatory leverage. Leverage is discussed in more detail later in the Fund Leverage section of this report.
An Update on COVID-19 Coronavirus and its Impact on the Securities Markets
The COVID-19 coronavirus pandemic has delivered a shock to the global economy. Containment efforts around the world have halted business and manufacturing operations and restricted people’s movement and travel. The disruptions to global supply chains, consumer demand, business investment and the global financial system are just beginning to be seen.
Although the detection of the virus in China was made public in December 2019, markets did not start to fully acknowledge the risks and potential economic impact until the latter portion of February 2020, when outbreaks outside of China were first reported. Global stock markets began to sell off severely, reaching a bear market (a 20% drop from the previous high) within three weeks, the fastest bear market decline in history. Even certain parts of the bond market suffered, below investment grade municipal and corporate bonds generally dropped the furthest, mostly out of concerns for the continued financial stability of lower quality issuers. Demand for safe-haven assets, along with mounting recession fears, drove the yield on the 10-year U.S. Treasury note below 1% in March 2020, an all-time low.

Portfolio Manager’s Comments (continued)
Additionally, oil prices collapsed to an 18-year low on supply glut concerns, as shutdowns across the global economy sharply reduced oil demand while Saudi Arabia and Russia engaged in a price war.
Central banks and governments have responded with liquidity injections to ease the strain on financial systems and stimulus measures to buffer the shock to businesses and consumers. These measures have helped stabilize the markets over the short term, but volatility will likely remain elevated until the health crisis itself is under control (via fewer new cases, lower infection rates and/or verified treatments). There are still many unknowns and new information is incoming daily, compounding the difficulty of modeling outcomes for epidemiologists and economists alike.
After the end of the reporting period, the performance of each of the Funds in this report was negatively impacted by these events. Prices of municipal securities fell, which caused the leverage ratios of NAC and NKX to increase markedly. After the U.S. Government took several actions to support the economy and the securities markets, those markets have largely normalized since the worst of the market dislocation in late March 2020, and bond prices have mostly recovered. However, it is possible that similar market dislocations will recur as the COVID-19 pandemic and society’s response to it plays out.
Additionally, the economic disruption caused by the COVID-19 pandemic is also very likely to negatively impact the state and local budgetary matters described earlier in the report, with states and localities being more likely to run budget deficits (or larger deficits) during the period of economic contraction stemming from the COVID-19 pandemic.
Nuveen, LLC and our portfolio management teams are monitoring the situation carefully and continuously refining our views and approaches to managing the Funds to best pursue investment objectives while mitigating risks through all market environments.

Fund Leverage
IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE
One important factor impacting the returns of the Funds’ common shares relative to their comparative benchmarks was the Funds’ use of leverage through their issuance of preferred shares and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income. The opportunity arises when short-term rates that the Fund pays on its leveraging instruments are lower than the interest the Fund earns on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. This has been particularly true in the recent market environment where short-term rates have been low by historical standards.
However, use of leverage can expose Fund common shares to additional price volatility. When a Fund uses leverage, the Fund’s common shares will experience a greater increase in their net asset value if the municipal bonds acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the bonds acquired through leverage decline in value, which will make the shares’ net asset value more volatile, and total return performance more variable, over time.
In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. In recent quarters, fund leverage expenses have generally tracked the overall movement of short-term tax-exempt interest rates. While fund leverage expenses are somewhat higher than their all-time lows after the 2007-2009 financial crisis, which has contributed to a reduction in common share net income and long-term total return potential, leverage nevertheless continues to provide the opportunity for incremental common share income. Management believes that the potential benefits from leverage continue to outweigh the associated increase in risk and volatility previously described.
Leverage from issuance of preferred shares had a positive impact on the total return performance of NKX and NAC over the reporting period. The use of leverage through inverse floating rate securities had a negligible impact on the total return performance of NKX and NAC over the reporting period. Subsequent to the close of the reporting period, the outbreak of the COVID-19 pandemic led to a significant downturn in global economies and capital markets. As security prices fell, each Fund’s use of leverage impacted total returns negatively.
As of February 29, 2020, the Funds’ percentages of leverage are as shown in the accompanying table.
	NCA	NCB	NKX	NAC
Effective Leverage*	0.00%	0.00%	36.16%	35.54%
Regulatory Leverage*	0.00%	0.00%	34.52%	34.57%

*
Effective Leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

Fund Leverage (continued)
THE FUNDS’ REGULATORY LEVERAGE
As of February 29, 2020, the following Funds have issued and outstanding preferred shares as shown in the accompanying table.
As mentioned previously, NCA and NCB do not use regulatory leverage.
	Variable Rate	Variable Rate
	Preferred*	Remarketed Preferred**
	Shares	Shares
	Issued at	Issued at
	Liquidation	Liquidation
	Preference	Preference	Total
NKX	$ —	$432,600,000	$ 432,600,000
NAC	$638,900,000	$638,700,000	$1,277,600,000

*
Preferred shares of the Fund featuring a floating rate dividend based on a predetermined formula or spread to an index rate. Includes the following preferred shares AMTP, iMTP, VMTP, MFP- VRM and VRDP in Special Rate Mode, where applicable. See Notes to Financial Statements, Note 5 – Fund Shares, Preferred Shares for further details.

**
Preferred shares of the Fund featuring floating rate dividends set by a remarketing agent via a regular remarketing. Includes the following preferred shares VRDP not in Special Rate Mode, MFP- VRRM and MFP-VRDM, where applicable. See Notes to Financial Statements, Note 5 – Fund Shares, Preferred Shares for further details.

Refer to Notes to Financial Statements, Note 5 — Fund Shares, Preferred Shares for further details on preferred shares and each Fund’s respective transactions.

Common Share Information
COMMON SHARE DISTRIBUTION INFORMATION
The following information regarding the Funds’ distributions is current as of February 29, 2020. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investments value changes.
During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.
	Per Common Share Amounts
Monthly Distributions (Ex-Dividend Date)	NCA	NCB	NKX	NAC
March 2019	$0.0285	$0.0540	$0.0515	$0.0555
April	0.0285	0.0540	0.0515	0.0555
May	0.0285	0.0540	0.0515	0.0555
June	0.0285	0.0470	0.0515	0.0555
July	0.0285	0.0470	0.0515	0.0555
August	0.0285	0.0470	0.0515	0.0555
September	0.0285	0.0425	0.0515	0.0520
October	0.0285	0.0425	0.0515	0.0520
November	0.0285	0.0425	0.0515	0.0520
December	0.0285	0.0390	0.0515	0.0520
January	0.0285	0.0390	0.0515	0.0520
February 2020	0.0285	0.0390	0.0515	0.0520
Total Distributions from Net Investment Income	$0.3420	$0.5475	$0.6180	$0.6450
Total Distributions from Long Term Capital Gains*	$—	$0.0911	$—	$—
Total Distributions from Short Term Capital Gains*	$—	$0.0338	$—	$—
Total Distributions	$0.3420	$0.6724	$0.6180	$0.6450

Yields
Market Yield**	3.27%	2.98%	3.98%	4.14%
Taxable-Equivalent Yield**	7.13%	6.48%	8.62%	8.98%

*	Distribution paid in December 2019.
**
Market Yield is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 54.1%. Your actual combined federal and state income tax rate may differ from the assumed rate. The Taxable-Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the Fund (based on payments made during the previous calendar year) that was either exempt from federal income tax but not from state income tax (e.g., income from an out-of-state munic- ipal bond), or was exempt from neither federal nor state income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.

Common Share Information (continued)
All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of each Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.
CHANGE IN METHOD OF PUBLISHING NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS
During November 2019, the Nuveen Closed-End Funds discontinued the practice of announcing Fund distribution amounts and timing via press release. Instead, information about the Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders will be posted and can be found on Nuveen’s enhanced closed-end fund resource page, which is at www.nuveen.com/closed-end-fund-distributions, along with other Nuveen closed-end fund product updates. Shareholders can expect regular distribution information to be posted on www.nuveen.com on the first business day of each month. To ensure that our shareholders have timely access to the latest information, a subscribe function can be activated at this link here, or at this web page (www.nuveen.com/en-us/people/about-nuveen/for-the-media).
COMMON SHARE REPURCHASES
During August 2019, the Funds’ Board of Directors/Trustees reauthorized an open–market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.
As of February 29, 2020, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.
	NCA	NCB	NKX	NAC
Common shares cumulatively repurchased and retired	–	–	230,000	370,000
Common shares authorized for repurchase	2,810,000	330,000	4,750,000	14,475,000

During the current reporting period, the Funds did not repurchase any of their outstanding common shares.

OTHER COMMON SHARE INFORMATION
As of February 29, 2020, and during the current reporting period, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.
	NCA	NCB	NKX	NAC
Common share NAV	$11.05	$16.89	$17.27	$16.71
Common share price	$10.45	$15.70	$15.53	$15.09
Premium/(Discount) to NAV	(5.43)%	(7.05)%	(10.08)%	(9.69)%
12-month average premium/(discount) to NAV	(3.28)%	(0.84)%	(8.36)%	(7.98)%

Risk Considerations and Investment Policy Updates
Risk Considerations
Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.
Nuveen California Municipal Value Fund, Inc. (NCA)
Nuveen California Municipal Value Fund 2 (NCB)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NCA and www.nuveen.com/NCB.
Nuveen California AMT-Free Quality Municipal Income Fund (NKX)
Nuveen California Quality Municipal Income Fund (NAC)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NKX and www.nuveen.com/NAC.
Investment Policy Updates
Change in Investment Policy
Each of the Funds has recently adopted the following policy regarding limits to investments in illiquid securities:
While there are no such limits imposed by applicable regulations, certain Nuveen Closed-End Funds formerly had investment policies that placed limits on a Fund’s ability to invest in illiquid securities. All exchange-listed Nuveen Closed-End Funds now have no formal limit on their ability to invest in such illiquid securities, but each Fund’s portfolio management team will monitor such investments in the regular, overall management of the Fund’s portfolio securities.
New Temporary Investment Policy
Each of the Funds has adopted the following policy regarding its temporary investments.
Each Fund may temporarily depart from its normal investment policies and strategies – for instance, by allocating up to 100% of its assets to cash equivalents, short-term investments, or municipal bonds that do not comply with a Fund’s Name Policy – in response to adverse or unusual market, economic, political or other conditions. Such conditions could include a temporary decline in the availability of municipal bonds that comply with a Fund’s Name Policy. During these periods, the weighted average maturity of a Fund’s investment portfolio may fall below the defined range described in the respective Fund Summary under “Principal Investment Strategies” and a Fund may not achieve its investment objective to distribute income that is exempt from regular federal and state personal income tax.

NCA	Nuveen California Municipal Value Fund, Inc. Performance Overview and Holding Summaries as of February 29, 2020

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of February 29, 2020
	Average Annual
	1-Year	5-Year	10-Year
NCA at Common Share NAV	12.63%	4.89%	5.90%
NCA at Common Share Price	14.67%	3.62%	6.04%
S&P Municipal Bond California Index	9.36%	4.09%	5.17%
S&P Municipal Bond Index	8.94%	3.93%	4.56%
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	97.8%
Short-Term Municipal Bonds	1.5%
Other Assets Less Liabilities	0.7%
Net Assets	100%

States and Territories
(% of total municipal bonds)
California	97.6%
Puerto Rico	2.0%
Virgin Islands	0.4%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/General	27.0%
Transportation	19.2%
Tax Obligation/Limited	13.6%
Water and Sewer	13.2%
Health Care	8.2%
U.S. Guaranteed	5.8%
Other	13.0%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	5.2%
AAA	16.6%
AA	48.5%
A	13.9%
BBB	4.5%
BB or Lower	6.5%
N/R (not rated)	4.8%
Total	100%

NCB	Nuveen California Municipal Value Fund 2 Performance Overview and Holding Summaries as of February 29, 2020

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of February 29, 2020
	Average Annual
	1-Year	5-Year	10-Year
NCB at Common Share NAV	12.52%	4.60%	6.01%
NCB at Common Share Price	2.31%	4.12%	6.18%
S&P Municipal Bond California Index	9.36%	4.09%	5.17%
S&P Municipal Bond Index	8.94%	3.93%	4.56%
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	89.9%
Short-Term Municipal Bonds	7.2%
Other Assets Less Liabilities	2.9%
Net Assets	100%

States and Territories
(% of total municipal bonds)
California	98.0%
Puerto Rico	2.0%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/General	20.2%
Transportation	18.1%
Tax Obligation/Limited	13.3%
Utilities	12.2%
Water and Sewer	11.4%
Health Care	8.6%
U.S. Guaranteed	5.6%
Other	10.6%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	5.6%
AAA	17.7%
AA	39.1%
A	18.8%
BBB	7.5%
BB or Lower	5.2%
N/R (not rated)	6.1%
Total	100%

NKX	Nuveen California AMT-Free Quality Municipal Income Fund Performance Overview and Holding Summaries as of February 29, 2020

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of February 29, 2020
	Average Annual
	1-Year	5-Year	10-Year
NKX at Common Share NAV	18.23%	6.57%	7.65%
NKX at Common Share Price	19.88%	6.42%	7.80%
S&P Municipal Bond California Index	9.36%	4.09%	5.17%
S&P Municipal Bond Index	8.94%	3.93%	4.56%
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	153.4%
Other Assets Less Liabilities	1.7%

Net Assets Plus Floating Rate
Obligations, MFP Shares, net of
deferred offering costs & VRDP Shares,
net of deferred offering costs	155.1%
Floating Rate Obligations	(2.6)%
MFP Shares, net of deferred offering costs	(17.1)%
VRDP Shares, net of deferred offering costs	(35.4)%
Net Assets	100%

States and Territories
(% of total municipal bonds)
California	96.0%
Puerto Rico	2.4%
Guam	1.1%
Virgin Islands	0.4%
New York	0.1%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/General	23.4%
Tax Obligation/Limited	22.6%
Water and Sewer	13.0%
Health Care	10.4%
Transportation	8.4%
U.S. Guaranteed	7.0%
Utilities	5.5%
Other	9.7%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	6.6%
AAA	6.3%
AA	61.5%
A	7.4%
BBB	3.9%
BB or Lower	5.8%
N/R (not rated)	8.5%
Total	100%

NAC	Nuveen California Quality Municipal Income Fund Performance Overview and Holding Summaries as of February 29, 2020

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of February 29, 2020
	Average Annual
	1-Year	5-Year	10-Year
NAC at Common Share NAV	16.37%	6.05%	7.72%
NAC at Common Share Price	18.54%	5.09%	7.99%
S&P Municipal Bond California Index	9.36%	4.09%	5.17%
S&P Municipal Bond Index	8.94%	3.93%	4.56%
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	152.4%
Other Assets Less Liabilities	1.3%

Net Assets Plus Floating Rate
Obligations, MFP Shares, net of
deferred offering costs & VRDP
Shares, net of deferred offering costs	153.7%
Floating Rate Obligations	(1.1)%
MFP Shares, net of deferred offering costs	(13.2)%
VRDP Shares, net of deferred offering costs	(39.4)%
Net Assets	100%

States and Territories
(% of total municipal bonds)
California	96.9%
Puerto Rico	2.5%
Guam	0.6%
Virgin Islands	0.0%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/General	22.0%
Tax Obligation/Limited	16.5%
Transportation	14.5%
U.S. Guaranteed	11.0%
Health Care	9.8%
Water and Sewer	9.1%
Utilities	7.3%
Other	9.8%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	10.4%
AAA	6.8%
AA	51.6%
A	11.0%
BBB	7.0%
BB or Lower	5.9%
N/R (not rated)	7.3%
Total	100%

Shareholder Meeting Report
The annual meeting of shareholders was held in the offices of Nuveen on December 5, 2019 for NAC, NKX, NCA and NCB; at this meeting the shareholders were asked to elect Board Members.
		NAC			NKX		NCA	NCB
	Common and			Common and
	Preferred shares			Preferred shares
	voting together		Preferred	voting together		Preferred	Common	Common
	as a class		Shares	as a class		Shares	Shares	Shares
Approval of the Board Members
was reached as follows:
Judith M. Stockdale
For	113,544,263		—	37,474,606		—	23,162,455	2,924,616
Withhold	3,868,286		—	1,380,989		—	647,740	61,633
Total	117,412,549		—	38,855,595		—	23,810,195	2,986,249
Carole E. Stone
For	112,923,401		—	37,348,151		—	23,210,556	2,924,603
Withhold	4,489,148		—	1,507,444		—	599,639	61,646
Total	117,412,549		—	38,855,595		—	23,810,195	2,986,249
Margaret L. Wolff
For	112,809,738		—	37,349,930		—	23,340,701	2,931,507
Withhold	4,602,811		—	1,505,665		—	469,494	54,742
Total	117,412,549		—	38,855,595		—	23,810,195	2,986,249
William C. Hunter
For	—		11,186	—		4,316	23,292,271	2,917,449
Withhold	—		—	—		—	517,924	68,800
Total	—		11,186	—		4,316	23,810,195	2,986,249
Albin F. Moschner
For	—		11,186	—		4,316	—	—
Withhold	—		—	—		—	—	—
Total	—		11,186	—		4,316	—	—

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Directors/Trustees
Nuveen California Municipal Value Fund, Inc.
Nuveen California Municipal Value Fund 2
Nuveen California AMT-Free Quality Municipal Income Fund
Nuveen California Quality Municipal Income Fund:

Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Nuveen California Municipal Value Fund, Inc., Nuveen California Municipal Value Fund 2, Nuveen California AMT-Free Quality Municipal Income Fund, and Nuveen California Quality Municipal Income Fund (the “Funds”), including the portfolios of investments, as of February 29, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the statements of cash flows (Nuveen California AMT-Free Quality Municipal Income Fund and Nuveen California Quality Municipal Income Fund) for the year then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of February 29, 2020, the results of their operations and their cash flows (where applicable) for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of February 29, 2020, by correspondence with custodians and brokers or other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ KPMG LLP
We have served as the auditor of one or more Nuveen investment companies since 2014.
Chicago, Illinois
April 27, 2020

NCA	Nuveen California Municipal Value Fund, Inc. Portfolio of Investments February 29, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 97.8% (98.5% of Total Investments)
	MUNICIPAL BONDS – 97.8% (98.5% of Total Investments)
	Consumer Staples – 4.2% (4.3% of Total Investments)
$ 2,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	3/20 at 100.00	B2	$ 2,027,520
	Los Angeles County Securitization Corporation, Series 2006A, 5.650%, 6/01/41
3,570	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	B–	3,817,365
	Asset-Backed Bonds, Senior Convertible Series 2007A-2, 5.300%, 6/01/37
2,450	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	N/R	2,613,807
	Asset-Backed Bonds, Series 2018A-1, 5.250%, 6/01/47
3,895	Silicon Valley Tobacco Securitization Authority, California, Tobacco Settlement	3/20 at 30.55	N/R	1,185,288
	Asset-Backed Bonds, Santa Clara County Tobacco Securitization Corporation, Series 2007A,
	0.000%, 6/01/41
3,500	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed	3/20 at 100.00	B–	3,538,605
	Bonds, Series 2005A-1, 5.500%, 6/01/45
15,415	Total Consumer Staples			13,182,585
	Education and Civic Organizations – 0.9% (0.9% of Total Investments)
450	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship	6/22 at 102.00	N/R	501,169
	Education Multiple Projects, Series 2014A, 7.250%, 6/01/43
185	California School Finance Authority, School Facility Revenue Bonds, Alliance for	7/25 at 100.00	BBB	210,312
	College-Ready Public Schools Project, Series 2016A, 5.000%, 7/01/46, 144A
1,165	California School Finance Authority, School Facility Revenue Bonds, Alliance for	7/25 at 101.00	BBB	1,341,113
	College-Ready Public Schools Project, Series 2016C, 5.250%, 7/01/52
690	California State University, Systemwide Revenue Bonds, Series 2016A, 4.000%, 11/01/38	5/26 at 100.00	Aa2	794,942
2,490	Total Education and Civic Organizations			2,847,536
	Health Care – 8.0% (8.0% of Total Investments)
285	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	8/25 at 100.00	AA–	342,807
	Health, Refunding Series 2015A, 5.000%, 8/15/43
1,950	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	11/26 at 100.00	AA–	2,371,687
	Health, Refunding Series 2016B, 5.000%, 11/15/46
	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter
	Health, Series 2018A:
1,200	5.000%, 11/15/34	11/27 at 100.00	AA–	1,547,880
2,950	5.000%, 11/15/48	11/27 at 100.00	AA–	3,639,179
555	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard	8/24 at 100.00	AA–	636,513
	Children’s Hospital, Series 2014A, 5.000%, 8/15/43
200	California Health Facilities Financing Authority, Revenue Bonds, Providence Health &	10/24 at 100.00	AA–	235,206
	Services, Refunding Series 2014A, 5.000%, 10/01/38
690	California Health Facilities Financing Authority, Revenue Bonds, Providence Health &	10/24 at 100.00	AA–	807,831
	Services, Series 2014B, 5.000%, 10/01/44
	California Health Facilities Financing Authority, Revenue Bonds, Rady Children’s
	Hospital – San Diego, Series 2011:
560	5.000%, 8/15/31	8/21 at 100.00	AA	592,088
670	5.250%, 8/15/41	8/21 at 100.00	AA	712,900
100	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center,	7/27 at 100.00	Baa2	119,684
	Refunding Series 2017A, 5.000%, 7/01/42
400	California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series	11/26 at 100.00	BBB–	471,440
	2017A, 5.250%, 11/01/47
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma
	Linda University Medical Center, Series 2016A:
2,390	5.000%, 12/01/46, 144A	6/26 at 100.00	BB	2,737,004
2,625	5.250%, 12/01/56, 144A	6/26 at 100.00	BB	3,032,557

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
1,000	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	6/28 at 100.00	BB	$ 1,199,180
	Linda University Medical Center, Series 2018A, 5.250%, 12/01/48, 144A
2,625	California Statewide Communities Development Authority, Revenue Bonds, Kaiser	4/22 at 100.00	AA–	2,844,424
	Permanente, Series 2012A, 5.000%, 4/01/42
1,510	California Statewide Community Development Authority, Revenue Bonds, Sherman Oaks Health	No Opt. Call	AA–	1,554,137
	System, Series 1998A, 5.000%, 8/01/22 – AMBAC Insured
1,750	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series	12/21 at 100.00	BB	1,909,023
	2011, 7.500%, 12/01/41
21,460	Total Health Care			24,753,540
	Housing/Multifamily – 1.7% (1.7% of Total Investments)
115	California Community Housing Agency, Workforce Housing Revenue Bonds, Annadel	4/29 at 100.00	N/R	138,424
	Apartments, Series 2019A, 5.000%, 4/01/49, 144A
1,960	California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Series	No Opt. Call	BBB+	2,370,775
	2019-2, 4.000%, 3/20/33
288	California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A	No Opt. Call	BBB+	361,495
	Series2019-1, 4.250%, 1/15/35
	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas
	Affordable Housing Inc Projects, Senior Series 2014A:
65	5.250%, 8/15/39	8/24 at 100.00	BBB+	74,249
175	5.250%, 8/15/49	8/24 at 100.00	BBB+	197,664
1,060	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects	8/22 at 100.00	BBB	1,137,210
	Series 2012A, 5.500%, 8/15/47
845	San Dimas Housing Authority, California, Mobile Home Park Revenue Bonds, Charter Oak	3/20 at 100.00	N/R	846,868
	Mobile Home Estates Acquisition Project, Series 1998A, 5.700%, 7/01/28
4,508	Total Housing/Multifamily			5,126,685
	Tax Obligation/General – 26.8% (27.0% of Total Investments)
4,000	Anaheim Union High School District, Orange County, California, General Obligation Bonds,	8/27 at 100.00	AAA	4,335,360
	2014 Election Series 2019, 3.000%, 8/01/40
1,000	California State, General Obligation Bonds, Refunding Various Purpose Series 2013,	2/23 at 100.00	Aa2	1,119,070
	5.000%, 2/01/29
1,000	California State, General Obligation Bonds, Various Purpose Refunding Series 2014,	8/24 at 100.00	Aa2	1,177,270
	5.000%, 8/01/31
3,000	California State, General Obligation Bonds, Various Purpose Refunding Series 2015,	8/25 at 100.00	Aa2	3,636,390
	5.000%, 8/01/34
2,000	California State, General Obligation Bonds, Various Purpose Series 2010, 5.500%, 3/01/40	3/20 at 100.00	Aa2	2,007,000
	California State, General Obligation Bonds, Various Purpose Series 2013:
2,500	5.000%, 4/01/37	4/23 at 100.00	Aa2	2,805,525
2,500	5.000%, 2/01/43	2/23 at 100.00	Aa2	2,778,550
2,240	5.000%, 11/01/43	11/23 at 100.00	Aa2	2,549,859
	California State, General Obligation Bonds, Various Purpose Series 2014:
5,000	5.000%, 5/01/32	5/24 at 100.00	Aa2	5,830,350
1,970	5.000%, 10/01/39	10/24 at 100.00	Aa2	2,311,834
2,000	California State, General Obligation Bonds, Various Purpose Series 2018,	4/26 at 100.00	Aa2	2,439,280
	5.000%, 10/01/47
4,000	Los Angeles Unified School District, Los Angeles County, California, General Obligation	1/28 at 100.00	AAA	5,124,200
	Bonds, Election 2008 Series 2018B-1, 5.000%, 7/01/38
3,000	Mount San Jacinto Community College District, Riverside County, California, General	8/28 at 100.00	Aa1	3,583,080
	Obligation Bonds, Election 2014, Series 2018B, 4.000%, 8/01/43
290	Oceanside Unified School District, San Diego County, California, General Obligation	8/20 at 13.60	AA	39,185
	Bonds, Election 2008 Series 2010B, 0.000%, 8/01/49 – AGM Insured
2,000	Pittsburg Unified School District Financing Authority, California, General Obligation	9/28 at 100.00	AA	2,536,960
	Revenue Bonds, Series 2019, 5.000%, 9/01/47 – AGM Insured
5,000	San Mateo County Community College District, California, General Obligation Bonds,	9/28 at 100.00	AAA	6,461,800
	Election 2014 Series 2018B, 5.000%, 9/01/45

NCA	Nuveen California Municipal Value Fund, Inc. Portfolio of Investments (continued) February 29, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 11,875	San Mateo Union High School District, San Mateo County, California, General Obligation	9/36 at 100.00	Aaa	$ 13,450,813
	Bonds, Election 2010 Series 2011A, 0.000%, 9/01/41 (4)
19,860	Yosemite Community College District, California, General Obligation Bonds, Capital	No Opt. Call	Aa2	20,947,931
	Appreciation, Election 2004, Series 2010D, 0.000%, 8/01/42 (4)
73,235	Total Tax Obligation/General			83,134,457
	Tax Obligation/Limited – 13.5% (13.6% of Total Investments)
1,000	Artesia Redevelopment Agency, California, Tax Allocation Revenue Bonds, Artesia	3/20 at 100.00	BBB+	1,001,390
	Redevelopment Project Area, Series 2007, 5.375%, 6/01/27
	Bell Community Redevelopment Agency, California, Tax Allocation Bonds, Bell Project
	Area, Series 2003:
2,460	5.500%, 10/01/23 – RAAI Insured	3/20 at 100.00	AA	2,468,561
1,000	5.625%, 10/01/33 – RAAI Insured	3/20 at 100.00	AA	1,003,500
1,175	California Infrastructure and Economic Development Bank, Lease Revenue Bonds, California	8/29 at 100.00	AA	1,564,301
	State Teachers Retirement System Headquarters Expansion, Green Bond-Climate Bond
	Certified Series 2019, 5.000%, 8/01/38
1,500	California State Public Works Board, Lease Revenue Bonds, Department of Corrections &	9/23 at 100.00	Aa3	1,715,535
	Rehabilitation, Various Correctional Facilities Series 2013F, 5.250%, 9/01/33
1,250	California State Public Works Board, Lease Revenue Bonds, Department of Corrections &	9/24 at 100.00	Aa3	1,462,700
	Rehabilitation, Various Correctional Facilities Series 2014A, 5.000%, 9/01/39
3,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects,	11/22 at 100.00	Aa3	3,305,160
	Series 2012G, 5.000%, 11/01/37
3,000	Los Angeles County Metropolitan Transportation Authority, California, Measure R Sales	6/26 at 100.00	AAA	3,722,310
	Tax Revenue Bonds, Senior Series 2016A, 5.000%, 6/01/38
1,750	Los Angeles County Metropolitan Transportation Authority, California, Proposition C	7/28 at 100.00	AAA	2,263,747
	Sales Tax Revenue Bonds, Green Senior Lien Series 2019A, 5.000%, 7/01/44
1,150	Los Angeles County Metropolitan Transportation Authority, California, Proposition C	7/27 at 100.00	AAA	1,469,240
	Sales Tax Revenue Bonds, Senior Lien Series 2017A, 5.000%, 7/01/39
3,520	Los Angeles County Public Works Financing Authority, California, Lease Revenue Bonds,	8/22 at 100.00	AA+	3,859,821
	Multiple Capital Facilities Project II, Series 2012, 5.000%, 8/01/42
1,000	Los Angeles County Public Works Financing Authority, California, Lease Revenue Bonds,	12/29 at 100.00	AA+	1,302,670
	Series 2019E-1, 5.000%, 12/01/49
	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1,
	Senior Series 2013A:
940	5.250%, 9/01/30	9/23 at 100.00	N/R	1,052,443
855	5.750%, 9/01/39	9/23 at 100.00	N/R	963,671
145	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1,	9/23 at 100.00	N/R	163,880
	Subordinate Lien Series 2013B, 5.875%, 9/01/39
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured
	2018A-1:
60	0.000%, 7/01/24	No Opt. Call	N/R	54,901
52	4.550%, 7/01/40	7/28 at 100.00	N/R	58,639
1,384	0.000%, 7/01/46	7/28 at 41.38	N/R	411,768
1,128	0.000%, 7/01/51	7/28 at 30.01	N/R	243,840
395	4.750%, 7/01/53	7/28 at 100.00	N/R	447,187
3,108	5.000%, 7/01/58	7/28 at 100.00	N/R	3,564,472
80	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley	10/21 at 100.00	A	87,281
	Project Area, Series 2011B, 6.500%, 10/01/25
50	San Clemente, California, Special Tax Revenue Bonds, Community Facilities District	9/25 at 100.00	N/R	57,882
	2006-1 Marblehead Coastal, Series 2015, 5.000%, 9/01/40
160	San Francisco City and County Redevelopment Agency Successor Agency, California, Special	8/24 at 100.00	N/R	179,262
	Tax Bonds, Community Facilities District 7, Hunters Point Shipyard Phase One Improvements,
	Refunding Series 2014, 5.000%, 8/01/39
5,000	San Francisco City and County Redevelopment Agency Successor Agency, California, Tax	8/26 at 100.00	A	5,998,200
	Allocation Bonds, Mission Bay North Redevelopment Project, Refunding Series 2016A, 5.000%,
	8/01/41 – NPFG Insured

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 110	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series	4/21 at 100.00	N/R	$ 116,504
	2011, 7.000%, 10/01/26
	Stockton Public Financing Authority, California, Revenue Bonds, Arch Road East Community
	Facility District 99-02, Series 2018A:
1,000	5.000%, 9/01/33	9/25 at 103.00	N/R	1,196,960
765	5.000%, 9/01/43	9/25 at 103.00	N/R	902,616
100	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities	9/27 at 100.00	N/R	110,029
	District 16-01, Series 2017, 5.750%, 9/01/32, 144A
1,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series	10/22 at 100.00	AA	1,095,890
	2012A, 5.000%, 10/01/32 – AGM Insured
38,137	Total Tax Obligation/Limited			41,844,360
	Transportation – 19.1% (19.2% of Total Investments)
190	California Municipal Finance Authority, Special Facility Revenue Bonds, United Airlines,	No Opt. Call	BB	228,238
	Inc Los Angeles International Airport Project, Series 2019, 4.000%, 7/15/29 (AMT)
1,820	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,	1/24 at 100.00	BBB+	2,185,420
	Refunding Junior Lien Series 2013C, 6.500%, 1/15/43
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,
	Refunding Series 2013A:
1,945	5.000%, 1/15/42 – AGM Insured	1/24 at 100.00	AA	2,208,761
4,010	5.750%, 1/15/46	1/24 at 100.00	A–	4,685,364
1,580	Long Beach, California, Harbor Revenue Bonds, Series 2017C, 5.000%, 5/15/47	5/27 at 100.00	AA	1,952,137
2,000	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/28 at 100.00	AA	2,573,900
	Airport, Refunding Senior Lien Series 2018B, 5.000%, 5/15/33 (AMT)
5,665	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/25 at 100.00	AA	6,661,077
	Airport, Senior Lien Series 2015D, 5.000%, 5/15/41 (AMT)
4,610	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/28 at 100.00	AA–	5,842,991
	Airport, Subordinate Lien Series 2018A, 5.250%, 5/15/48 (AMT)
3,000	Los Angeles Harbors Department, California, Revenue Bonds, Series 2014C, 5.000%, 8/01/44	8/24 at 100.00	AA	3,511,560
1,210	Port of Oakland, California, Revenue Bonds, Refunding Series 2012P, 5.000%,	5/22 at 100.00	A+	1,311,071
	5/01/29 (AMT)
2,000	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/27 at 100.00	A+	2,497,940
	International Airport, Governmental Purpose Second Series 2017B, 5.000%, 5/01/47
11,750	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/26 at 100.00	A+	14,420,070
	International Airport, Second Governmental Purpose Series 2016C, 5.000%, 5/01/46
4,535	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/27 at 100.00	A+	5,535,920
	International Airport, Second Series 2017A, 5.000%, 5/01/47 (AMT)
4,465	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/28 at 100.00	A+	5,643,269
	International Airport, Second Series 2018E, 5.000%, 5/01/48
48,780	Total Transportation			59,257,718
	U.S. Guaranteed – 5.8% (5.8% of Total Investments) (5)
150	California Health Facilities Financing Authority, Revenue Bonds, Providence Health &	10/24 at 100.00	N/R	179,082
	Services, Refunding Series 2014A, 5.000%, 10/01/38 (Pre-refunded 10/01/24)
1,000	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series	8/20 at 100.00	AA–	1,024,230
	2011B, 6.000%, 8/15/42 (Pre-refunded 8/15/20)
955	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects	8/20 at 100.00	N/R	979,410
	Series 2010A, 6.400%, 8/15/45 (Pre-refunded 8/15/20)
700	California Statewide Communities Development Authority, School Facility Revenue Bonds,	7/21 at 100.00	B+	758,366
	Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46 (Pre-refunded 7/01/21)
575	Contra Costa County, California, GNMA Mortgage-Backed Securities Program Home Mortgage	No Opt. Call	Aaa	601,082
	Revenue Bonds, Series 1988, 8.250%, 6/01/21 (AMT) (ETM)
4,010	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,	1/24 at 100.00	A–	4,827,839
	Refunding Series 2013A, 6.000%, 1/15/53 (Pre-refunded 1/15/24)

NCA	Nuveen California Municipal Value Fund, Inc. Portfolio of Investments (continued) February 29, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
$ 370	National City Community Development Commission, California, Tax Allocation Bonds,	8/21 at 100.00	A	$ 400,740
	National City Redevelopment Project, Series 2011, 6.500%, 8/01/24 (Pre-refunded 8/01/21)
140	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field	9/21 at 100.00	A–	152,813
	Redevelopment Project, Series 2011, 6.750%, 9/01/40 (Pre-refunded 9/01/21)
5,710	Oceanside Unified School District, San Diego County, California, General Obligation	8/20 at 13.60	AA	773,705
	Bonds, Election 2008 Series 2010B, 0.000%, 8/01/49 (Pre-refunded 8/01/20) – AGM Insured
2,900	Palomar Pomerado Health Care District, California, Certificates of Participation, Series	11/20 at 100.00	Ba1	3,001,181
	2010, 6.000%, 11/01/41 (Pre-refunded 11/01/20)
440	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series	9/21 at 100.00	A–	473,523
	2011A, 5.750%, 9/01/30 (Pre-refunded 9/01/21)
3,405	San Bernardino County, California, GNMA Mortgage-Backed Securities Program Single Family	No Opt. Call	AA+	3,151,804
	Home Mortgage Revenue Bonds, Series 1988A, 0.000%, 9/01/21 (AMT) (ETM)
1,000	San Diego County Regional Transportation Commission, California, Sales Tax Revenue	4/22 at 100.00	AAA	1,091,150
	Bonds, Refunding Series 2012A, 5.000%, 4/01/42 (Pre-refunded 4/01/22)
65	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds,	2/21 at 100.00	A–	68,602
	Mission Bay North Redevelopment Project, Series 2011C, 6.750%, 8/01/41 (Pre-refunded 2/01/21)
	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue
	Bonds, Mission Bay South Redevelopment Project, Series 2011D:
65	7.000%, 8/01/33 (Pre-refunded 2/01/21)	2/21 at 100.00	BBB+	68,724
80	7.000%, 8/01/41 (Pre-refunded 2/01/21)	2/21 at 100.00	BBB+	84,584
190	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue	9/21 at 100.00	N/R	206,534
	Bonds, Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A, 6.500%, 9/01/32
	(Pre-refunded 9/01/21)
21,755	Total U.S. Guaranteed			17,843,369
	Utilities – 4.7% (4.8% of Total Investments)
1,800	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds,	No Opt. Call	A+	2,728,260
	Series 2007A, 5.500%, 11/15/37
1,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	1/26 at 100.00	AA	1,221,180
	Series 2016A, 5.000%, 7/01/40
420	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	1/26 at 100.00	AA	515,899
	Series 2016B, 5.000%, 7/01/37
3,605	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	1/27 at 100.00	AA	4,495,435
	Series 2017A, 5.000%, 7/01/42
2,630	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	7/27 at 100.00	AA	3,325,109
	Series 2017C, 5.000%, 7/01/42
1,890	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	1/28 at 100.00	AA	2,432,581
	Series 2018A, 5.000%, 7/01/38
11,345	Total Utilities			14,718,464
	Water and Sewer – 13.1% (13.2% of Total Investments)
	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds,
	Poseidon Resources Channelside LP Desalination Project, Series 2012:
1,375	5.000%, 7/01/37 (AMT), 144A	7/22 at 100.00	BBB	1,501,885
2,675	5.000%, 11/21/45 (AMT), 144A	7/22 at 100.00	BBB	2,908,527
4,240	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California,	6/27 at 100.00	AAA	5,327,136
	Water System Revenue Bonds, Green Series 2017A, 5.000%, 6/01/45
2,000	Irvine Ranch Water District, California, Certificates of Participation, Irvine Ranch	9/26 at 100.00	AAA	2,475,500
	Water District Series 2016, 5.000%, 3/01/41
6,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series	1/27 at 100.00	AA+	7,504,980
	2017A, 5.000%, 7/01/41
4,475	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series	1/28 at 100.00	AA+	5,666,066
	2018A, 5.000%, 7/01/48

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$ 4,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series	7/28 at 100.00	AA+	$ 5,225,600
	2018B, 5.000%, 7/01/38
1,400	Los Angeles, California, Wastewater System Revenue Bonds, Green Subordinate Series	6/28 at 100.00	AA	1,804,810
	2018A, 5.000%, 6/01/38
270	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A,	3/20 at 100.00	Ca	280,800
	6.000%, 7/01/44
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A:
145	5.500%, 7/01/28	7/22 at 100.00	Ca	158,413
535	5.750%, 7/01/37	7/22 at 100.00	Ca	587,162
435	6.000%, 7/01/47	7/22 at 100.00	Ca	478,500
	San Diego Public Facilities Financing Authority, California, Water Utility Revenue
	Bonds, Refunding Subordinate Lien Series 2016B:
2,335	5.000%, 8/01/32	8/26 at 100.00	Aa3	2,940,886
3,000	5.000%, 8/01/37	8/26 at 100.00	Aa3	3,737,970
32,885	Total Water and Sewer			40,598,235
$ 270,010	Total Long-Term Investments (cost $256,171,597)			303,306,949

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 1.5% (1.5% of Total Investments)
	MUNICIPAL BONDS – 1.5% (1.5% of Total Investments)
	Education and Civic Organizations – 1.3% (1.3% of Total Investments)
$ 4,000	University of California, General Revenue Bonds, Variable Rate Demand Obligations,
	Refunding Series 2013AL-4, 1.180%, 5/15/48 (6)	10/20 at 100.00	A-1+	$ 4,000,000
	Health Care – 0.2% (0.2% of Total Investments)
750	California Health Facilities Financing Authority, Revenue Bonds, Catholic Healthcare West,
	Variable Rate Demand Obligations, Series 2011C, 1.030%, 3/01/47 (6)	4/20 at 100.00	A-1	750,000
$ $4,750	Total Short-Term Investments (cost $4,750,000)			4,750,000
	Total Investments (cost $260,921,597) – 99.3%			308,056,949
	Other Assets Less Liabilities – 0.7%			2,221,074
	Net Asset Applicable to Common Shares – 100%			$ 310,278,023

(1)     All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)     Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)     For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)     Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(5)     Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)     Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
144A Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT  Alternative Minimum Tax
ETM  Escrowed to maturity
See accompanying notes to financial statements.

NCB	Nuveen California Municipal Value Fund 2 Portfolio of Investments February 29, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 89.9% (92.6% of Total Investments)
	MUNICIPAL BONDS – 89.9% (92.6% of Total Investments)
	Consumer Staples – 4.5% (4.6% of Total Investments)
$ 1,100	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	N/R	$ 1,173,546
	Asset-Backed Bonds, Series 2018A-1, 5.250%, 6/01/47
1,000	Silicon Valley Tobacco Securitization Authority, California, Tobacco Settlement	3/20 at 30.55	N/R	304,310
	Asset-Backed Bonds, Santa Clara County Tobacco Securitization Corporation, Series 2007A,
	0.000%, 6/01/41
1,000	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed	3/20 at 100.00	B–	1,011,030
	Bonds, Series 2005A-1, 5.500%, 6/01/45
3,100	Total Consumer Staples			2,488,886
	Education and Civic Organizations – 2.4% (2.4% of Total Investments)
865	California Educational Facilities Authority, Revenue Bonds, University of the Pacific,	3/20 at 100.00	A2	868,010
	Series 2009, 5.500%, 11/01/39
100	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship	6/22 at 102.00	N/R	111,371
	Education Multiple Projects, Series 2014A, 7.250%, 6/01/43
35	California School Finance Authority, School Facility Revenue Bonds, Alliance for	7/25 at 100.00	BBB	39,789
	College-Ready Public Schools Project, Series 2016A, 5.000%, 7/01/46, 144A
260	California School Finance Authority, School Facility Revenue Bonds, Alliance for	7/25 at 101.00	BBB	299,304
	College-Ready Public Schools Project, Series 2016C, 5.250%, 7/01/52
1,260	Total Education and Civic Organizations			1,318,474
	Health Care – 8.0% (8.2% of Total Investments)
1,090	California Health Facilities Financing Authority, Revenue Bonds, Children’s Hospital Los	8/27 at 100.00	BBB+	1,316,491
	Angeles, Series 2017A, 5.000%, 8/15/47
70	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard	8/24 at 100.00	AA–	80,281
	Children’s Hospital, Series 2014A, 5.000%, 8/15/43
40	California Health Facilities Financing Authority, Revenue Bonds, Providence Health &	10/24 at 100.00	AA–	47,041
	Services, Refunding Series 2014A, 5.000%, 10/01/38
150	California Health Facilities Financing Authority, Revenue Bonds, Providence Health &	10/24 at 100.00	AA–	175,615
	Services, Series 2014B, 5.000%, 10/01/44
20	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center,	7/27 at 100.00	Baa2	23,937
	Refunding Series 2017A, 5.000%, 7/01/42
100	California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series	11/26 at 100.00	BBB–	118,742
	2017A, 5.250%, 11/01/41
1,000	California Statewide Communities Development Authority, California, Redlands Community	10/26 at 100.00	A–	1,183,830
	Hospital, Revenue Bonds, Series 2016, 5.000%, 10/01/46
150	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	12/24 at 100.00	BB	175,073
	Linda University Medical Center, Series 2014A, 5.250%, 12/01/34
785	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	6/26 at 100.00	BB	906,879
	Linda University Medical Center, Series 2016A, 5.250%, 12/01/56, 144A
380	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series	12/21 at 100.00	BB	414,531
	2011, 7.500%, 12/01/41
3,785	Total Health Care			4,442,420
	Housing/Multifamily – 1.6% (1.7% of Total Investments)
354	California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Series	No Opt. Call	BBB+	428,308
	2019-2, 4.000%, 3/20/33

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Multifamily (continued)
$ 55	California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A	No Opt. Call	BBB+	$ 68,559
	Series2019-1, 4.250%, 1/15/35
	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas
	Affordable Housing Inc Projects, Senior Series 2014A:
15	5.250%, 8/15/39	8/24 at 100.00	BBB+	17,134
40	5.250%, 8/15/49	8/24 at 100.00	BBB+	45,181
70	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects	8/22 at 100.00	BBB	75,099
	Series 2012A, 5.500%, 8/15/47
250	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects	8/22 at 100.00	N/R	273,525
	Series 2012B, 7.250%, 8/15/47
784	Total Housing/Multifamily			907,806
	Long-Term Care – 1.9% (1.9% of Total Investments)
1,000	California Health Facilities Financing Authority, Insured Revenue Bonds, Community	2/21 at 100.00	AA	1,050,500
	Program for Persons with Developmental Disabilities, Series 2011A, 6.250%, 2/01/26
	Tax Obligation/General – 19.5% (20.2% of Total Investments)
2,100	Carlsbad Unified School District, San Diego County, California, General Obligation	5/24 at 100.00	Aa1	2,573,088
	Bonds, Series 2009B, 6.000%, 5/01/34
	Los Angeles Unified School District, Los Angeles County, California, General Obligation
	Bonds, Election 2008 Series 2018B-1:
1,000	5.000%, 7/01/37	1/28 at 100.00	AAA	1,284,680
1,000	5.250%, 7/01/42	1/28 at 100.00	AAA	1,287,170
195	Oceanside Unified School District, San Diego County, California, General Obligation	8/20 at 13.60	AA	26,348
	Bonds, Election 2008 Series 2010B, 0.000%, 8/01/49 – AGM Insured
840	San Benito High School District, San Benito and Santa Clara Counties, California,	8/27 at 100.00	Aa3	1,062,138
	General Obligation Bonds, 2016 Election Series 2017, 5.250%, 8/01/46
9,000	San Marcos Unified School District, San Diego County, California, General Obligation	No Opt. Call	AA–	4,177,260
	Bonds, 2010 Election, Series 2012B, 0.000%, 8/01/51
500	Western Riverside Water & Wastewater Financing Authority, California, Revenue Bonds,	3/20 at 100.00	AA+	501,780
	Western Municipal Water District, Series 2009, 5.625%, 9/01/39 – AGC Insured
14,635	Total Tax Obligation/General			10,912,464
	Tax Obligation/Limited – 7.9% (8.1% of Total Investments)
180	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement	6/25 at 100.00	Aa3	214,647
	Asset-Backed Revenue Bonds, Refunding Series 2015A, 5.000%, 6/01/40
1,000	Los Angeles County Metropolitan Transportation Authority, California, Measure R Sales	6/26 at 100.00	AAA	1,240,770
	Tax Revenue Bonds, Senior Series 2016A, 5.000%, 6/01/38
1,150	Los Angeles County Metropolitan Transportation Authority, California, Proposition C	7/27 at 100.00	AAA	1,469,240
	Sales Tax Revenue Bonds, Senior Lien Series 2017A, 5.000%, 7/01/39
	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1,
	Senior Series 2013A:
210	5.250%, 9/01/30	9/23 at 100.00	N/R	235,120
190	5.750%, 9/01/39	9/23 at 100.00	N/R	214,149
35	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1,	9/23 at 100.00	N/R	39,557
	Subordinate Lien Series 2013B, 5.875%, 9/01/39
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds,
	Restructured 2018A-1:
9	0.000%, 7/01/24	No Opt. Call	N/R	8,235
8	4.550%, 7/01/40	7/28 at 100.00	N/R	9,022
225	0.000%, 7/01/46	7/28 at 41.38	N/R	66,942
183	0.000%, 7/01/51	7/28 at 30.01	N/R	39,559
64	4.750%, 7/01/53	7/28 at 100.00	N/R	72,456
537	5.000%, 7/01/58	7/28 at 100.00	N/R	615,869

NCB	Nuveen California Municipal Value Fund 2 Portfolio of Investments (continued) February 29, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 15	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley	10/21 at 100.00	A	$ 16,365
	Project Area, Series 2011B, 6.500%, 10/01/25
20	San Clemente, California, Special Tax Revenue Bonds, Community Facilities District	9/25 at 100.00	N/R	23,153
	2006-1 Marblehead Coastal, Series 2015, 5.000%, 9/01/40
25	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series	4/21 at 100.00	N/R	26,478
	2011, 7.000%, 10/01/26
100	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities	9/27 at 100.00	N/R	110,029
	District 16-01, Series 2017, 5.750%, 9/01/32, 144A
3,951	Total Tax Obligation/Limited			4,401,591
	Transportation – 17.6% (18.1% of Total Investments)
1,500	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge,	4/29 at 100.00	AA–	1,945,815
	Subordinate Series 2019S-H, 5.000%, 4/01/44
35	California Municipal Finance Authority, Special Facility Revenue Bonds, United Airlines,	No Opt. Call	BB	42,044
	Inc Los Angeles International Airport Project, Series 2019, 4.000%, 7/15/29 (AMT)
395	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,	1/24 at 100.00	BBB+	474,308
	Refunding Junior Lien Series 2013C, 6.500%, 1/15/43
865	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,	1/24 at 100.00	A–	1,010,683
	Refunding Series 2013A, 5.750%, 1/15/46
1,000	Long Beach, California, Harbor Revenue Bonds, Series 2017C, 5.000%, 5/15/47	5/27 at 100.00	AA	1,235,530
1,000	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/28 at 100.00	AA	1,286,950
	Airport, Refunding Senior Lien Series 2018B, 5.000%, 5/15/33 (AMT)
1,000	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/28 at 100.00	AA–	1,267,460
	Airport, Subordinate Lien Series 2018A, 5.250%, 5/15/48 (AMT)
305	Port of Oakland, California, Revenue Bonds, Refunding Series 2012P, 5.000%,	5/22 at 100.00	A+	330,269
	5/01/31 (AMT)
1,820	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/26 at 100.00	A+	2,233,577
	International Airport, Second Governmental Purpose Series 2016C, 5.000%, 5/01/46
7,920	Total Transportation			9,826,636
	U.S. Guaranteed – 5.4% (5.6% of Total Investments) (4)
35	California Health Facilities Financing Authority, Revenue Bonds, Providence Health &	10/24 at 100.00	N/R	41,786
	Services, Refunding Series 2014A, 5.000%, 10/01/38 (Pre-refunded 10/01/24)
210	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects	8/20 at 100.00	N/R	215,368
	Series 2010A, 6.400%, 8/15/45 (Pre-refunded 8/15/20)
150	California Statewide Communities Development Authority, School Facility Revenue Bonds,	7/21 at 100.00	B+	162,507
	Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46 (Pre-refunded 7/01/21)
865	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,	1/24 at 100.00	A–	1,041,417
	Refunding Series 2013A, 6.000%, 1/15/53 (Pre-refunded 1/15/24)
80	National City Community Development Commission, California, Tax Allocation Bonds,	8/21 at 100.00	A	86,646
	National City Redevelopment Project, Series 2011, 6.500%, 8/01/24 (Pre-refunded 8/01/21)
30	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field	9/21 at 100.00	A–	32,746
	Redevelopment Project, Series 2011, 6.750%, 9/01/40 (Pre-refunded 9/01/21)
3,805	Oceanside Unified School District, San Diego County, California, General Obligation	8/20 at 13.60	AA	515,577
	Bonds, Election 2008 Series 2010B, 0.000%, 8/01/49 (Pre-refunded 8/01/20) – AGM Insured
725	Palomar Pomerado Health Care District, California, Certificates of Participation, Series	11/20 at 100.00	Ba1	750,295
	2010, 6.000%, 11/01/41 (Pre-refunded 11/01/20)
95	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series	9/21 at 100.00	A–	102,238
	2011A, 5.750%, 9/01/30 (Pre-refunded 9/01/21)
15	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds,	2/21 at 100.00	A–	15,831
	Mission Bay North Redevelopment Project, Series 2011C, 6.750%, 8/01/41 (Pre-refunded 2/01/21)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (4) (continued)
	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue
	Bonds, Mission Bay South Redevelopment Project, Series 2011D:
$ 15	7.000%, 8/01/33 (Pre-refunded 2/01/21)	2/21 at 100.00	BBB+	$ 15,859
15	7.000%, 8/01/41 (Pre-refunded 2/01/21)	2/21 at 100.00	BBB+	15,860
40	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue	9/21 at 100.00	N/R	43,190
	Bonds, Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A, 6.000%, 9/01/26
	(Pre-refunded 9/01/21)
6,080	Total U.S. Guaranteed			3,039,320
	Utilities – 11.8% (12.2% of Total Investments)
415	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	1/26 at 100.00	AA	509,757
	Series 2016B, 5.000%, 7/01/37
1,245	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	1/27 at 100.00	AA	1,552,515
	Series 2017A, 5.000%, 7/01/42
1,000	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts,	No Opt. Call	A	1,684,740
	Series 2009C, 6.500%, 11/01/39
2,400	Southern California Public Power Authority, Natural Gas Project 1 Revenue Bonds, Series	No Opt. Call	A	2,833,032
	2007A, 5.250%, 11/01/24
5,060	Total Utilities			6,580,044
	Water and Sewer – 9.3% (9.6% of Total Investments)
1,000	California Infrastructure and Economic Development Bank Clean Water State Revolving Fund	4/28 at 100.00	AAA	1,280,760
	Revenue Bonds, Green Series 2018, 5.000%, 10/01/43
1,075	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds,	7/22 at 100.00	BBB	1,168,847
	Poseidon Resources Channelside LP Desalination Project, Series 2012, 5.000%, 11/21/45
	(AMT), 144A
375	Los Angeles, California, Wastewater System Revenue Bonds, Green Subordinate Lien Series	6/27 at 100.00	AA	472,864
	2017A, 5.250%, 6/01/47
45	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A,	3/20 at 100.00	Ca	46,800
	6.000%, 7/01/44
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A:
25	5.500%, 7/01/28	7/22 at 100.00	Ca	27,312
100	5.750%, 7/01/37	7/22 at 100.00	Ca	109,750
80	6.000%, 7/01/47	7/22 at 100.00	Ca	88,000
1,190	Sacramento, California, Wastewater Revenue Bonds, Series 2019, 5.000%, 9/01/39	9/29 at 100.00	AA	1,579,773
335	San Diego Public Facilities Financing Authority, California, Water Utility Revenue	8/26 at 100.00	Aa3	421,926
	Bonds, Refunding Subordinate Lien Series 2016B, 5.000%, 8/01/32
4,225	Total Water and Sewer			5,196,032
$ 51,800	Total Long-Term Investments (cost $41,924,532)			$ 50,164,173

NCB	Nuveen California Municipal Value Fund 2 Portfolio of Investments (continued) February 29, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 7.2% (7.4% of Total Investments)
	MUNICIPAL BONDS – 7.2% (7.4% of Total Investments)
	Health Care – 0.4% (0.4% of Total Investments)
$ 200	ABAG Finance Authority for Nonprofit Corporations, California, Revenue Bonds, Variable Rate
	Demand Obligation, Refunding Series 2009D, 1.050%, 8/01/35 (5)	4/20 at 100.00	A-1	$ 200,000
	Tax Obligation/Limited–5.0% (5.2% of Total Investments)
1,000	San Diego County Regional Transportation Commission, California, Sales Tax Revenue Bonds,
	Variable Rate Demand Obligation, Series 2008A, 1.050%, 4/01/38 (5)	5/20 at 100.00	A-1	1,000,000
1,800	Livermore, California, Certificates of Participation, Variable Rate Demand Obligation, Governmental
	Certificates Series 2014B, 1.000%, 10/01/30 (5)	4/20 at 100.00	A-1+	1,800,000
2,800	Total Tax Obligation/Limited			2,800,000
	Water and Sewer – 1.8% (1.8% of Total Investments)
1,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Variable
	Rate Demand Obligation, Series 2019A-2, 0.990%, 7/01/45 (5)	6/20 at 100.00	AA+	1,000,000
$ 4,000	Total Short-Term Investments (cost $4,000,000)			4,000,000
	Total Investments (cost $45,924,532) – 97.1%			54,164,173
	Other Assets Less Liabilities – 2.9%			1,632,336
	Net Asset Applicable to Common Shares – 100%			$ 55,796,509

(1)     All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)     Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)     For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)     Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5)     Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
144A Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT  Alternative Minimum Tax
See accompanying notes to financial statements.

NKX	Nuveen California AMT-Free Quality Municipal Income Fund Portfolio of Investments February 29, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 153.4% (100.0% of Total Investments)
	MUNICIPAL BONDS – 153.4% (100.0% of Total Investments)
	Consumer Staples – 6.5% (4.3% of Total Investments)
$ 235	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	3/20 at 100.00	A3	$ 237,517
	Alameda County Tobacco Asset Securitization Corporation, Series 2002, 5.750%, 6/01/29
	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,
	Los Angeles County Securitization Corporation, Series 2006A:
6,350	5.600%, 6/01/36	3/20 at 100.00	B2	6,437,439
325	5.650%, 6/01/41	3/20 at 100.00	B2	329,472
890	California Statewide Financing Authority, Tobacco Settlement Asset-Backed Bonds, Pooled	3/20 at 100.00	Baa1	896,622
	Tobacco Securitization Program, Series 2002A, 5.625%, 5/01/29
6,380	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	B–	6,822,070
	Asset-Backed Bonds, Senior Convertible Series 2007A-2, 5.300%, 6/01/37
24,735	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	N/R	26,388,782
	Asset-Backed Bonds, Series 2018A-1, 5.250%, 6/01/47
3,695	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	N/R	3,923,610
	Asset-Backed Bonds, Series 2018A-2, 5.000%, 6/01/47
8,450	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed	3/20 at 100.00	B–	8,543,203
	Bonds, Series 2005A-1, 5.375%, 6/01/38
51,060	Total Consumer Staples			53,578,715
	Education and Civic Organizations – 5.6% (3.6% of Total Investments)
1,050	ABAG Finance Authority for Non-Profit Corporations, California, Revenue Bonds, The	7/22 at 100.00	A1	1,143,618
	Jackson Laboratory, Series 2012, 5.000%, 7/01/37
3,000	California Educational Facilities Authority, Revenue Bonds, Pepperdine University,	9/25 at 100.00	AA	3,602,700
	Series 2015, 5.000%, 9/01/40
4,475	California Municipal Finance Authority Charter School Revenue Bonds, Albert Einstein	8/23 at 100.00	BB	5,136,494
	Academies Project, Series 2013A, 7.125%, 8/01/43
1,780	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship	6/22 at 102.00	N/R	1,982,404
	Education Multiple Projects, Series 2014A, 7.250%, 6/01/43
1,600	California Municipal Finance Authority, Revenue Bonds, Goodwill Industries of Sacramento	1/22 at 100.00	N/R	1,689,456
	Valley & Northern Nevada Project, Series 2012A, 6.875%, 1/01/42, 144A
7,875	California Municipal Finance Authority, Revenue Bonds, Pomona College, Series 2017,	1/28 at 100.00	AAA	9,883,125
	5.000%, 1/01/48
635	California School Finance Authority, School Facility Revenue Bonds, Alliance for	7/25 at 100.00	BBB	722,078
	College-Ready Public Schools Project, Series 2015A, 5.000%, 7/01/45, 144A
750	California School Finance Authority, School Facility Revenue Bonds, Alliance for	7/25 at 100.00	BBB	852,615
	College-Ready Public Schools Project, Series 2016A, 5.000%, 7/01/46, 144A
4,925	California School Finance Authority, School Facility Revenue Bonds, Alliance for	7/25 at 101.00	BBB	5,642,572
	College-Ready Public Schools Project, Series 2016C, 5.000%, 7/01/46
280	California School Finance Authority, School Facility Revenue Bonds, Value Schools,	7/26 at 100.00	BB+	330,249
	Series 2016A, 5.750%, 7/01/41, 144A
1,725	California State University, Systemwide Revenue Bonds, Series 2016A, 4.000%, 11/01/38	5/26 at 100.00	Aa2	1,987,355
175	California Statewide Communities Development Authority, Charter School Revenue Bonds,	12/21 at 100.00	N/R	192,138
	Rocketship 4 – Mosaic Elementary Charter School, Series 2011A, 8.500%, 12/01/41
10,000	University of California, General Revenue Bonds, Series 2018AZ, 5.000%, 5/15/48	5/28 at 100.00	AA	12,747,300
38,270	Total Education and Civic Organizations			45,912,104

NKX	Nuveen California AMT-Free Quality Municipal Income Fund Portfolio of Investments (continued) February 29, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care – 15.9% (10.4% of Total Investments)
$ 430	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	8/25 at 100.00	AA–	$ 517,217
	Health, Refunding Series 2015A, 5.000%, 8/15/43
	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter
	Health, Refunding Series 2016B:
13,295	4.000%, 11/15/41	11/26 at 100.00	AA–	15,268,909
5,000	5.000%, 11/15/46	11/26 at 100.00	AA–	6,081,250
9,415	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	11/27 at 100.00	AA–	11,614,532
	Health, Refunding Series 2017A, 5.000%, 11/15/48
	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter
	Health, Series 2016A:
18,430	5.000%, 11/15/41	11/25 at 100.00	AA–	22,367,754
7,500	5.000%, 11/15/46	11/25 at 100.00	AA–	9,058,650
3,500	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	11/27 at 100.00	AA–	4,317,670
	Health, Series 2018A, 5.000%, 11/15/48
1,255	California Health Facilities Financing Authority, Revenue Bonds, Children’s Hospital Los	11/22 at 100.00	BBB+	1,385,846
	Angeles, Series 2012A, 5.000%, 11/15/29
1,000	California Health Facilities Financing Authority, Revenue Bonds, Children’s Hospital Los	8/27 at 100.00	BBB+	1,207,790
	Angeles, Series 2017A, 5.000%, 8/15/47
1,000	California Health Facilities Financing Authority, Revenue Bonds, City of Hope National	11/22 at 100.00	A+	1,103,180
	Medical Center, Series 2012A, 5.000%, 11/15/35
10,000	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanente	11/27 at 100.00	AA–	11,699,600
	System, Series 2017A-2, 4.000%, 11/01/44
2,520	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard	8/24 at 100.00	AA–	2,890,112
	Children’s Hospital, Series 2014A, 5.000%, 8/15/43
2,000	California Health Facilities Financing Authority, Revenue Bonds, Memorial Health	10/22 at 100.00	AA–	2,205,800
	Services, Series 2012A, 5.000%, 10/01/33
795	California Health Facilities Financing Authority, Revenue Bonds, Providence Health &	10/24 at 100.00	AA–	934,944
	Services, Refunding Series 2014A, 5.000%, 10/01/38
2,800	California Health Facilities Financing Authority, Revenue Bonds, Providence Health &	10/24 at 100.00	AA–	3,278,156
	Services, Series 2014B, 5.000%, 10/01/44
335	California Health Facilities Financing Authority, Revenue Bonds, Rady Children’s	8/21 at 100.00	AA	356,450
	Hospital – San Diego, Series 2011, 5.250%, 8/15/41
250	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center,	7/27 at 100.00	Baa2	299,210
	Refunding Series 2017A, 5.000%, 7/01/42
1,690	California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series	11/26 at 100.00	BBB–	2,020,970
	2017A, 5.250%, 11/01/36
5,200	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	12/24 at 100.00	BB	5,988,476
	Linda University Medical Center, Series 2014A, 5.250%, 12/01/44
14,740	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	6/26 at 100.00	BB	17,028,532
	Linda University Medical Center, Series 2016A, 5.250%, 12/01/56, 144A
2,000	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	6/28 at 100.00	BB	2,398,360
	Linda University Medical Center, Series 2018A, 5.250%, 12/01/48, 144A
	California Statewide Community Development Authority, Revenue Bonds, Daughters of
	Charity Health System, Series 2005A:
700	5.750%, 7/01/24 (7)	3/20 at 100.00	N/R	550,403
4,240	5.750%, 7/01/30 (7)	3/20 at 100.00	N/R	3,333,870
105	5.750%, 7/01/35 (7)	3/20 at 100.00	N/R	82,560
3,440	California Statewide Community Development Authority, Revenue Bonds, Sherman Oaks Health	No Opt. Call	AA–	3,540,551
	System, Series 1998A, 5.000%, 8/01/22 – AMBAC Insured
850	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series	12/21 at 100.00	BB	927,240
	2011, 7.500%, 12/01/41
112,490	Total Health Care			130,458,032

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Multifamily – 2.2% (1.5% of Total Investments)
$ 500	California Community Housing Agency, Workforce Housing Revenue Bonds, Annadel	4/29 at 100.00	N/R	$ 601,845
	Apartments, Series 2019A, 5.000%, 4/01/49, 144A
8,125	California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Series	No Opt. Call	BBB+	9,826,952
	2019-2, 4.000%, 3/20/33
1,206	California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A	No Opt. Call	BBB+	1,514,541
	Series2019-1, 4.250%, 1/15/35
	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas
	Affordable Housing Inc Projects, Senior Series 2014A:
260	5.250%, 8/15/39	8/24 at 100.00	BBB+	296,995
705	5.250%, 8/15/49	8/24 at 100.00	BBB+	796,305
155	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects	8/22 at 100.00	BBB	166,290
	Series 2012A, 5.500%, 8/15/47
350	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects	8/22 at 100.00	N/R	382,935
	Series 2012B, 7.250%, 8/15/47
140	California Public Finance Authority, University Housing Revenue Bonds, National Campus	7/27 at 100.00	Caa2	130,495
	Community Development – Claremont Properties LLC Claremont Colleges Project, Series 2017A,
	5.000%, 7/01/37, 144A
3,285	Independent Cities Finance Authority, California, Mobile Home Park Revenue Bonds,	4/23 at 100.00	A–	3,602,397
	Rancho Vallecitos Mobile Home Park, Series 2013, 5.000%, 4/15/38
	La Verne, California, Mobile Home Park Revenue Bonds, Copacabana Mobile Home Park,
	Refunding Series 2014:
670	5.000%, 6/15/44	6/24 at 100.00	A	765,354
185	5.000%, 6/15/49	6/24 at 100.00	A	210,060
15,581	Total Housing/Multifamily			18,294,169
	Long-Term Care – 0.5% (0.3% of Total Investments)
2,250	California Health Facilities Financing Authority, Insured Revenue Bonds, Community	2/21 at 100.00	AA	2,363,625
	Program for Persons with Developmental Disabilities, Series 2011A, 6.250%, 2/01/26
1,300	California Health Facilities Financing Authority, Revenue Bonds, Northern California	7/25 at 100.00	AA	1,548,027
	Presbyterian Homes & Services Inc, Refunding Series 2015, 5.000%, 7/01/39
3,550	Total Long-Term Care			3,911,652
	Tax Obligation/General – 35.9% (23.4% of Total Investments)
1,000	California State, General Obligation Bonds, Refunding Series 2011, 5.250%, 9/01/25	9/21 at 100.00	Aa2	1,066,610
1,600	California State, General Obligation Bonds, Refunding Various Purpose Series 2016,	8/26 at 100.00	Aa2	2,001,536
	5.000%, 8/01/33
	California State, General Obligation Bonds, Refunding Various Purpose Series 2019:
3,250	5.000%, 4/01/32	No Opt. Call	Aa2	4,677,953
15,000	5.000%, 11/01/39	11/28 at 100.00	Aa2	19,541,250
6,000	California State, General Obligation Bonds, Various Purpose Series 2010, 6.000%, 3/01/33	3/20 at 100.00	Aa2	6,023,520
	California State, General Obligation Bonds, Various Purpose Series 2011:
2,000	5.000%, 9/01/31	9/21 at 100.00	Aa2	2,123,640
4,090	5.000%, 9/01/41	9/21 at 100.00	Aa2	4,336,545
2,625	5.000%, 10/01/41	10/21 at 100.00	Aa2	2,791,976
	California State, General Obligation Bonds, Various Purpose Series 2013:
3,500	5.000%, 4/01/37	4/23 at 100.00	Aa2	3,927,735
2,000	5.000%, 2/01/43	2/23 at 100.00	Aa2	2,222,840
5,520	5.000%, 11/01/43	11/23 at 100.00	Aa2	6,283,582
	California State, General Obligation Bonds, Various Purpose Series 2014:
2,460	5.000%, 10/01/39	10/24 at 100.00	Aa2	2,886,859
9,000	5.000%, 12/01/43	12/23 at 100.00	Aa2	10,272,600
9,000	5.000%, 10/01/44	10/24 at 100.00	Aa2	10,558,890
8,000	California State, General Obligation Bonds, Various Purpose Series 2015, 5.000%, 3/01/45	3/25 at 100.00	Aa2	9,530,160
5,390	California State, General Obligation Bonds, Various Purpose Series 2016, 5.000%, 9/01/46	9/26 at 100.00	Aa2	6,650,182

NKX	Nuveen California AMT-Free Quality Municipal Income Fund Portfolio of Investments (continued) February 29, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 7,995	California State, General Obligation Bonds, Various Purpose Series 2017,	11/27 at 100.00	Aa2	$ 10,166,442
	5.000%, 11/01/47
6,505	Chaffey Joint Union High School District, San Bernardino County, California, General	8/28 at 100.00	Aa1	7,706,734
	Obligation Bonds, Election 2012 Series 2019D, 4.000%, 8/01/49
20,750	Coachella Valley Unified School District, Riverside County, California, General	No Opt. Call	AA	11,928,967
	Obligation Bonds, Election 2005 Series 2010C, 0.000%, 8/01/43 – AGM Insured
9,840	Corona-Norco Unified School District, Riverside County, California, General Obligation	8/28 at 100.00	AAA	12,493,946
	Bonds, Election 2014, Series 2018B, 5.000%, 8/01/47
3,065	Lucia Mar Unified School District, San Luis Obispo County, California, General	8/27 at 100.00	Aa2	3,577,008
	Obligation Bonds, Election 2016 Series 2017A, 4.000%, 8/01/46
4,500	Mount Diablo Unified School District, Contra Costa County, California, General	8/25 at 100.00	AA	4,961,880
	Obligation Bonds, Series 2010A, 0.000%, 8/01/30 – AGM Insured (6)
3,300	Mount San Jacinto Community College District, Riverside County, California, General	8/28 at 100.00	Aa1	3,941,388
	Obligation Bonds, Election 2014, Series 2018B, 4.000%, 8/01/43
1,125	San Diego Unified School District, San Diego County, California, General Obligation	No Opt. Call	Aa2	1,112,265
	Bonds, Election of 1998, Series 1999A, 0.000%, 7/01/21 – FGIC Insured
11,980	San Diego Unified School District, San Diego County, California, General Obligation	No Opt. Call	Aa2	9,861,337
	Bonds, Refunding Series 2012R-1, 0.000%, 7/01/31
9,665	San Jose, California, General Obligation Bonds, Disaster Preparedness, Public Safety &	3/29 at 100.00	AA+	12,656,704
	Infrastructure, Series 2019A-1, 5.000%, 9/01/45
2,000	San Mateo County Community College District, California, General Obligation Bonds,	9/28 at 100.00	AAA	2,584,720
	Election 2014 Series 2018B, 5.000%, 9/01/45
2,670	San Mateo Union High School District, San Mateo County, California, General Obligation	No Opt. Call	Aaa	2,663,432
	Bonds, Capital Appreciation, Election 2010, Refunding Series 2011A, 0.000%, 9/01/33 (6)
2,870	Sanger Unified School District, Fresno County, California, General Obligation Bonds,	8/24 at 100.00	AA	3,357,929
	Election 2012, Series 2014B, 5.000%, 8/01/39 – AGM Insured
	Sonoma County Junior College District, California, General Obligation Bonds, Election
	2014 Series 2019B:
1,730	3.000%, 8/01/36	8/29 at 100.00	AA	1,920,369
2,110	3.000%, 8/01/41	8/29 at 100.00	AA	2,299,647
10,000	Southwestern Community College District, San Diego County, California, General	No Opt. Call	Aa2	6,361,000
	Obligation Bonds, Election of 2008, Series 2011C, 0.000%, 8/01/41
	Stockton Unified School District, San Joaquin County, California, General Obligation
	Bonds, Election 2008 Series 2011D:
23,280	0.000%, 8/01/47 – AGC Insured (6)	8/37 at 100.00	AA	28,281,010
38,845	0.000%, 8/01/50 – AGM Insured (6)	8/37 at 100.00	AA	47,099,174
15,780	Sylvan Union School District, Stanislaus County, California, General Obligation Bonds,	No Opt. Call	AA	18,211,225
	Election of 2006, Series 2010, 0.000%, 8/01/49 – AGM Insured (6)
8,345	Yosemite Community College District, California, General Obligation Bonds, Capital	No Opt. Call	Aa2	8,802,139
	Appreciation, Election 2004, Series 2010D, 0.000%, 8/01/42 (6)
266,790	Total Tax Obligation/General			294,883,194
	Tax Obligation/Limited – 34.7% (22.6% of Total Investments)
655	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area	9/23 at 100.00	N/R	730,705
	19C, Series 2013A, 5.000%, 9/01/27
1,000	Bell Community Redevelopment Agency, California, Tax Allocation Bonds, Bell Project	3/20 at 100.00	AA	1,003,500
	Area, Series 2003, 5.625%, 10/01/33 – RAAI Insured
6,700	Brea and Olinda Unified School District, Orange County, California, Certificates of	3/20 at 100.00	AA	6,723,115
	Participation Refunding, Series 2002A, 5.125%, 8/01/26 – AGM Insured
3,000	California Infrastructure and Economic Development Bank, Infrastructure State Revolving	10/26 at 100.00	AAA	3,722,040
	Fund Revenue Bonds, Series 2016A, 5.000%, 10/01/41

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	California Infrastructure and Economic Development Bank, Revenue Bonds, North County
	Center for Self-Sufficiency Corporation, Series 2004:
$ 1,535	5.000%, 12/01/20 – AMBAC Insured	3/20 at 100.00	AA+	$ 1,540,127
1,615	5.000%, 12/01/21 – AMBAC Insured	3/20 at 100.00	AA+	1,620,233
1,695	5.000%, 12/01/22 – AMBAC Insured	3/20 at 100.00	AA+	1,700,475
1,780	5.000%, 12/01/23 – AMBAC Insured	3/20 at 100.00	AA+	1,785,732
1,865	5.000%, 12/01/24 – AMBAC Insured	3/20 at 100.00	AA+	1,870,987
7,000	California State Public Works Board, Lease Revenue Bonds, Department of Corrections &	9/23 at 100.00	Aa3	8,013,600
	Rehabilitation, Various Correctional Facilities Series 2013F, 5.250%, 9/01/31
	California State Public Works Board, Lease Revenue Bonds, Department of Education,
	Riverside Campus Project, Series 2012H:
2,790	5.000%, 4/01/30	4/22 at 100.00	Aa3	3,025,615
2,065	5.000%, 4/01/31	4/22 at 100.00	Aa3	2,236,705
20,330	California State Public Works Board, Lease Revenue Bonds, Judicial Council of	10/24 at 100.00	Aa3	23,859,085
	California, New Stockton Courthouse, Series 2014B, 5.000%, 10/01/39
1,990	California State Public Works Board, Lease Revenue Bonds, Judicial Council of	3/23 at 100.00	Aa3	2,226,113
	California, Various Projects Series 2013A, 5.000%, 3/01/33
	Compton Community Redevelopment Agency, California, Tax Allocation Revenue Bonds,
	Redevelopment Projects, Second Lien Series 2010B:
1,230	5.000%, 8/01/25	8/20 at 100.00	N/R	1,247,417
530	5.750%, 8/01/26	8/20 at 100.00	N/R	539,052
	El Monte, California, Senior Lien Certificates of Participation, Department of Public
	Services Facility Phase II, Series 2001:
1,580	5.000%, 1/01/21 – AMBAC Insured	3/20 at 100.00	Aa2	1,585,277
5,000	5.250%, 1/01/34 – AMBAC Insured	3/20 at 100.00	Aa2	5,082,850
1,000	Fullerton Community Facilities District 1, California, Special Tax Bonds, Amerige	9/22 at 100.00	A+	1,101,230
	Heights, Refunding Series 2012, 5.000%, 9/01/32
45,825	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement	6/25 at 100.00	Aa3	54,438,725
	Asset-Backed Revenue Bonds, Refunding Series 2015A, 5.000%, 6/01/45
1,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement	6/23 at 100.00	Aa3	1,132,010
	Asset-Backed Revenue Bonds, Series 2013A, 5.000%, 6/01/30
	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D:
7,610	5.000%, 11/15/30	11/25 at 100.00	BB	8,940,989
4,000	5.000%, 11/15/34	11/25 at 100.00	BB	4,669,600
1,365	Inglewood Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment	No Opt. Call	N/R	1,482,677
	Project, Refunding Series 1998A, 5.250%, 5/01/23 – AMBAC Insured
	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Canyon
	Hills Improvement Area D, Series 2014A:
1,140	5.500%, 9/01/33	9/23 at 100.00	N/R	1,282,751
2,105	5.750%, 9/01/44	9/23 at 100.00	N/R	2,354,506
1,110	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds,	9/25 at 100.00	N/R	1,284,980
	Refunding Series 2015, 5.000%, 9/01/40
2,000	Lammersville Joint Unified School District, California, Special Tax Bonds, Community	9/23 at 100.00	N/R	2,284,820
	Facilities District 2007-1 Mountain House – Shea Homes Improvement Area 1, Series 2013,
	6.000%, 9/01/38
1,000	Lathrop, California, Limited Obligation Improvement Bonds, Crossroads Assessment	9/25 at 100.00	N/R	1,156,580
	District, Series 2015, 5.000%, 9/02/40
6,190	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Vermont	3/20 at 100.00	Aa2	6,208,570
	Manchester Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured
	Los Angeles County Metropolitan Transportation Authority, California, Proposition A
	First Tier Senior Sales Tax Revenue Bonds, Green Series 2017A:
7,860	5.000%, 7/01/39	7/27 at 100.00	AAA	10,041,936
7,140	5.000%, 7/01/41	7/27 at 100.00	AAA	9,085,364

NKX	Nuveen California AMT-Free Quality Municipal Income Fund Portfolio of Investments (continued) February 29, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 4,000	Los Angeles County Metropolitan Transportation Authority, California, Proposition C	7/28 at 100.00	AAA	$ 5,174,280
	Sales Tax Revenue Bonds, Green Senior Lien Series 2019A, 5.000%, 7/01/44
3,220	Los Angeles County Metropolitan Transportation Authority, California, Proposition C	7/27 at 100.00	AAA	4,089,110
	Sales Tax Revenue Bonds, Senior Lien Series 2017A, 5.000%, 7/01/42
3,855	Los Angeles County Public Works Financing Authority, California, Lease Revenue Bonds,	12/29 at 100.00	AA+	5,052,402
	Series 2019E-2, 5.000%, 12/01/44
475	Lynwood Redevelopment Agency, California, Tax Allocation Revenue Bonds, Project Area A,	9/21 at 100.00	A	519,156
	Subordinate Lien Series 2011A, 7.250%, 9/01/38
	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1,
	Senior Series 2013A:
3,750	5.250%, 9/01/30	9/23 at 100.00	N/R	4,198,575
3,355	5.750%, 9/01/39	9/23 at 100.00	N/R	3,781,420
545	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1,	9/23 at 100.00	N/R	615,964
	Subordinate Lien Series 2013B, 5.875%, 9/01/39
1,960	Perris Joint Powers Authority, California, Local Agency Revenue Bonds, Community	9/23 at 100.00	N/R	2,200,002
	Facilities District 2001-1 May Farms Improvement Area 1,2 and 3, Refunding Series 2014A,
	5.375%, 9/01/33
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds,
	Restructured 2018A-1:
341	0.000%, 7/01/24	No Opt. Call	N/R	312,022
303	4.550%, 7/01/40	7/28 at 100.00	N/R	341,684
7,830	0.000%, 7/01/46	7/28 at 41.38	N/R	2,329,582
6,379	0.000%, 7/01/51	7/28 at 30.01	N/R	1,378,948
2,237	4.750%, 7/01/53	7/28 at 100.00	N/R	2,532,552
14,834	5.000%, 7/01/58	7/28 at 100.00	N/R	17,012,670
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable
	Restructured Cofina Project Series 2019A-2:
447	4.329%, 7/01/40	7/28 at 100.00	N/R	496,796
12	4.536%, 7/01/53	7/28 at 100.00	N/R	13,397
178	4.784%, 7/01/58	7/28 at 100.00	N/R	201,185
40	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley	10/21 at 100.00	A	43,640
	Project Area, Series 2011B, 6.500%, 10/01/25
	Riverside County, California, Special Tax Bonds, Community Facilities District 05-8
	Scott Road, Series 2013:
660	5.000%, 9/01/32	9/22 at 100.00	N/R	711,671
1,775	5.000%, 9/01/42	9/22 at 100.00	N/R	1,903,350
400	Roseville, California, Special Tax Bonds, Community Facilities District 1 Westpark,	9/25 at 100.00	N/R	468,564
	Refunding Series 2015, 5.000%, 9/01/33
	Sacramento Area Flood Control Agency, California, Consolidated Capital Assessment
	District 2 Bonds, Series 2016A:
3,695	5.000%, 10/01/36	10/26 at 100.00	AA	4,561,293
8,290	5.000%, 10/01/41	10/26 at 100.00	AA	10,126,649
6,230	5.000%, 10/01/47	10/26 at 100.00	AA	7,552,940
280	Sacramento City Financing Authority, California, Lease Revenue Refunding Bonds, Series	No Opt. Call	Aa3	288,834
	1993A, 5.400%, 11/01/20 – NPFG Insured
570	Sacramento City Financing Authority, California, Lease Revenue Refunding Bonds, Series	No Opt. Call	AAA	587,983
	1993B, 5.400%, 11/01/20
330	San Bernardino Joint Powers Financing Authority, California, Certificates of	3/20 at 100.00	Baa2	331,188
	Participation Refunding, Police Station Financing Project, Series 1999, 5.500%, 9/01/20 –
	NPFG Insured
215	San Clemente, California, Special Tax Revenue Bonds, Community Facilities District	9/25 at 100.00	N/R	248,893
	2006-1 Marblehead Coastal, Series 2015, 5.000%, 9/01/40
1,480	San Diego Redevelopment Agency, California, Subordinate Lien Tax Increment and Parking	3/20 at 100.00	AAA	1,485,062
	Revenue Bonds, Centre City Project, Series 2003B, 5.250%, 9/01/26

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 3,000	San Francisco Bay Area Rapid Transit District, California, Sales Tax Revenue Bonds,	7/27 at 100.00	AA+	$ 3,196,470
	Series 2019A, 3.000%, 7/01/44
645	San Francisco City and County Redevelopment Agency Successor Agency, California, Special	8/24 at 100.00	N/R	722,652
	Tax Bonds, Community Facilities District 7, Hunters Point Shipyard Phase One Improvements,
	Refunding Series 2014, 5.000%, 8/01/39
2,700	San Francisco City and County Redevelopment Financing Authority, California, Tax	No Opt. Call	AA	2,573,316
	Allocation Revenue Bonds, San Francisco Redevelopment Projects, Series 1998D, 0.000%,
	8/01/24 – NPFG Insured
380	San Francisco, California, Community Facilities District 6, Mission Bay South Public	8/22 at 100.00	N/R	411,137
	Improvements, Special Tax Refunding Bonds, Series 2013A, 5.000%, 8/01/33
5,150	San Jacinto Unified School District, Riverside County, California, Certificates of	9/20 at 100.00	AA	5,270,201
	Participation, Series 2010, 5.375%, 9/01/40 – AGC Insured
995	San Marcos Public Financing Authority, California, Special Tax Revenue Bonds, Refunding	9/22 at 100.00	N/R	1,070,799
	Series 2012D, 5.000%, 9/01/36
50	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series	4/21 at 100.00	N/R	52,957
	2011, 7.000%, 10/01/26
3,600	Stockton Public Financing Authority, Revenue Bonds, Arch Road East Community Facility	9/25 at 103.00	N/R	4,309,056
	District 99-02, Series 2018A, 5.000%, 9/01/33
	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities
	District 16-01, Series 2017:
2,170	6.125%, 9/01/37, 144A	9/27 at 100.00	N/R	2,403,904
1,000	6.250%, 9/01/47, 144A	9/27 at 100.00	N/R	1,110,540
4,500	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding	10/22 at 100.00	AA	4,931,505
	Series 2012A, 5.000%, 10/01/32 – AGM Insured
	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities
	District 2015-1 Arambel-KDN, Refunding Series 2015:
350	5.250%, 9/01/35	9/25 at 100.00	N/R	389,799
790	5.250%, 9/01/45	9/25 at 100.00	N/R	873,685
4,185	West Sacramento Financing Authority, California, Special Tax Revenue Bonds, Series 2014,	9/22 at 102.00	N/R	4,655,352
	5.500%, 9/01/31
258,906	Total Tax Obligation/Limited			284,508,551
	Transportation – 13.0% (8.4% of Total Investments)
9,005	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Second	10/26 at 100.00	BBB+	11,014,466
	Subordinate Lien Series 2016B, 5.000%, 10/01/36
6,750	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,	1/24 at 100.00	BBB+	8,105,265
	Refunding Junior Lien Series 2013C, 6.500%, 1/15/43
14,885	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,	1/24 at 100.00	A–	17,391,932
	Refunding Series 2013A, 5.750%, 1/15/46
	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International
	Airport, Senior Lien Series 2015E:
150	5.000%, 5/15/31	5/25 at 100.00	AA	180,965
1,270	5.000%, 5/15/34	5/25 at 100.00	AA	1,526,438
1,345	5.000%, 5/15/36	5/25 at 100.00	AA	1,613,556
4,000	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/27 at 100.00	AA–	5,040,600
	Airport, Subordinate Lien Series 2017B, 5.000%, 5/15/42
49,185	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/27 at 100.00	A+	61,430,589
	International Airport, Governmental Purpose Second Series 2017B, 5.000%, 5/01/47
86,590	Total Transportation			106,303,811
	U.S. Guaranteed – 10.7% (7.0% of Total Investments) (4)
3,000	ABAG Finance Authority for Non-Profit Corporations, California, Cal-Mortgage Insured	5/20 at 100.00	AA–	3,032,730
	Revenue Bonds, Channing House, Series 2010, 6.125%, 5/15/40 (Pre-refunded 5/15/20)

NKX	Nuveen California AMT-Free Quality Municipal Income Fund Portfolio of Investments (continued) February 29, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (4) (continued)
$ 2,545	Antelope Valley Healthcare District, California, Revenue Bonds, Series 2011A, 6.875%,	3/21 at 100.00	N/R	$ 2,673,115
	3/01/26 (Pre-refunded 3/01/21)
1,115	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge,	4/23 at 100.00	AA–	1,271,401
	Series 2013S-4, 5.250%, 4/01/48 (Pre-refunded 4/01/23)
1,630	California Health Facilities Financing Authority, Revenue Bonds, Childrens Hospital Los	7/20 at 100.00	AA	1,654,271
	Angeles, Series 2010A, 5.250%, 7/01/38 (Pre-refunded 7/01/20) – AGC Insured
610	California Health Facilities Financing Authority, Revenue Bonds, Providence Health &	10/24 at 100.00	N/R	728,267
	Services, Refunding Series 2014A, 5.000%, 10/01/38 (Pre-refunded 10/01/24)
	California Infrastructure and Economic Development Bank, First Lien Revenue Bonds, San
	Francisco Bay Area Toll Bridge, Series 2003A:
3,000	5.000%, 7/01/22 – AGM Insured (ETM)	No Opt. Call	Aaa	3,309,810
2,250	5.000%, 7/01/36 (Pre-refunded 1/01/28) – AMBAC Insured	1/28 at 100.00	AA+	2,987,707
460	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects	8/20 at 100.00	N/R	47,1758
	Series 2010A, 6.400%, 8/15/45 (Pre-refunded 8/15/20)
	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Windsor Mobile
	Country Club Series 2013A:
2,000	5.625%, 11/15/33 (Pre-refunded 11/15/23)	11/23 at 100.00	N/R	2,359,940
8,000	6.000%, 11/15/48 (Pre-refunded 11/15/23)	11/23 at 100.00	N/R	9,545,920
750	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Series	7/20 at 100.00	Baa2	762,398
	2010A, 5.750%, 7/01/40 (Pre-refunded 7/01/20)
300	California Statewide Communities Development Authority, School Facility Revenue Bonds,	7/21 at 100.00	B+	325,014
	Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46 (Pre-refunded 7/01/21)
3,000	Escondido Joint Powers Financing Authority, California, Revenue Bonds, Water System	3/22 at 100.00	AA–	3,262,560
	Financing, Series 2012, 5.000%, 9/01/41 (Pre-refunded 3/01/22)
14,885	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,	1/24 at 100.00	A–	17,920,796
	Refunding Series 2013A, 6.000%, 1/15/53 (Pre-refunded 1/15/24)
	Marysville, California, Revenue Bonds, Fremont-Rideout Health Group, Series 2011:
25	5.250%, 1/01/23 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R	25,943
25	4.500%, 1/01/26 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R	25,789
75	5.000%, 1/01/29 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R	77,675
275	5.000%, 1/01/30 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R	284,809
525	5.000%, 1/01/31 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R	543,727
810	5.125%, 1/01/32 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R	839,727
3,750	5.250%, 1/01/42 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R	3,891,487
170	National City Community Development Commission, California, Tax Allocation Bonds,	8/21 at 100.00	A	184,124
	National City Redevelopment Project, Series 2011, 6.500%, 8/01/24 (Pre-refunded 8/01/21)
65	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field	9/21 at 100.00	A–	70,949
	Redevelopment Project, Series 2011, 6.750%, 9/01/40 (Pre-refunded 9/01/21)
	Palomar Pomerado Health Care District, California, Certificates of Participation,
	Series 2010:
1,500	6.000%, 11/01/30 (Pre-refunded 11/01/20)	11/20 at 100.00	Ba1	1,552,335
2,595	6.000%, 11/01/41 (Pre-refunded 11/01/20)	11/20 at 100.00	Ba1	2,685,540
210	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series	9/21 at 100.00	A–	226,000
	2011A, 5.750%, 9/01/30 (Pre-refunded 9/01/21)
1,115	Rio Elementary School District, California, Special Tax Bonds, Community Facilities	9/23 at 100.00	N/R	1,297,748
	District 1, Series 2013, 5.500%, 9/01/39 (Pre-refunded 9/01/23)
1,000	San Diego County Regional Transportation Commission, California, Sales Tax Revenue	4/22 at 100.00	AAA	1,091,150
	Bonds, Refunding Series 2012A, 5.000%, 4/01/42 (Pre-refunded 4/01/22)
30	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds,	2/21 at 100.00	A–	31,662
	Mission Bay North Redevelopment Project, Series 2011C, 6.750%, 8/01/41 (Pre-refunded 2/01/21)
	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue
	Bonds, Mission Bay South Redevelopment Project, Series 2011D:
30	7.000%, 8/01/33 (Pre-refunded 2/01/21)	2/21 at 100.00	BBB+	31,719
40	7.000%, 8/01/41 (Pre-refunded 2/01/21)	2/21 at 100.00	BBB+	42,292

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (4) (continued)
	San Ysidro School District, San Diego County, California, General Obligation Bonds, 1997
	Election Series 2011F:
$ 7,230	0.000%, 8/01/42 (Pre-refunded 8/01/21) – AGM Insured	8/21 at 21.00	AA	$ 1,500,876
10,450	0.000%, 8/01/43 (Pre-refunded 8/01/21) – AGM Insured	8/21 at 19.43	AA	2,007,758
21,225	0.000%, 8/01/44 (Pre-refunded 8/01/21) – AGM Insured	8/21 at 17.98	AA	3,773,593
12,550	0.000%, 8/01/45 (Pre-refunded 8/01/21) – AGM Insured	8/21 at 16.64	AA	2,064,349
23,425	0.000%, 8/01/46 (Pre-refunded 8/01/21) – AGM Insured	8/21 at 15.39	AA	3,564,114
	Tustin Community Redevelopment Agency, California, Tax Allocation Housing Bonds
	Series 2010:
1,205	5.000%, 9/01/30 (Pre-refunded 9/01/20) – AGM Insured	9/20 at 100.00	AA	1,231,197
3,250	5.250%, 9/01/39 (Pre-refunded 9/01/20) – AGM Insured	9/20 at 100.00	AA	3,324,652
5,000	Walnut Valley Unified School District, Los Angeles County, California, General	8/24 at 100.00	Aa1	5,934,650
	Obligation Bonds, Election 2007 Measure S, Series 2014C, 5.000%, 8/01/39 (Pre-refunded 8/01/24)
95	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue	9/21 at 100.00	N/R	102,576
	Bonds, Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A, 6.000%, 9/01/26
	(Pre-refunded 9/01/21)
1,000	Yuba Community College District, California, General Obligation Bonds, Election 2006	8/21 at 100.00	Aa2	1,066,410
	Series 2011C, 5.250%, 8/01/47 (Pre-refunded 8/01/21)
141,215	Total U.S. Guaranteed			87,778,538
	Utilities – 8.5% (5.5% of Total Investments)
	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds,
	Series 2007A:
2,490	5.000%, 11/15/35	No Opt. Call	A+	3,509,979
1,835	5.500%, 11/15/37	No Opt. Call	A+	2,781,309
10,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	7/22 at 100.00	AA	10,952,200
	Series 2012B, 5.000%, 7/01/43
4,280	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	7/23 at 100.00	AA	4,879,585
	Series 2013B, 5.000%, 7/01/28
5,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	1/26 at 100.00	AA	6,057,150
	Series 2016A, 5.000%, 7/01/46
6,015	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	1/27 at 100.00	AA	7,500,705
	Series 2017A, 5.000%, 7/01/42
16,400	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	7/27 at 100.00	AA	20,596,760
	Series 2017C, 5.000%, 7/01/47
3,490	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	7/29 at 100.00	AA	4,550,402
	Series 2019C, 5.000%, 7/01/49
3,750	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	7/22 at 100.00	Aa2	5,178,337
	Tender Option Bond Trust 2015-XF2047, 14.462%, 7/01/43, 144A (IF) (5)
2,975	Southern California Public Power Authority, California, Revenue Bonds, Apex Power	7/24 at 100.00	AA	3,473,283
	Project Series 2014A, 5.000%, 7/01/37
56,235	Total Utilities			69,479,710
	Water and Sewer – 19.9% (13.0% of Total Investments)
7,600	Bay Area Water Supply and Conservation Agency, California, Revenue Bonds, Capital Cost	4/23 at 100.00	AA–	8,557,296
	Recovery Prepayment Program, Series 2013A, 5.000%, 10/01/34
5,850	California Infrastructure and Economic Development Bank Clean Water State Revolving Fund	4/28 at 100.00	AAA	7,492,446
	Revenue Bonds, Green Series 2018, 5.000%, 10/01/43
3,675	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, San	1/29 at 100.00	BBB	4,546,269
	Diego County Water Authority Desalination Project Pipeline, Refunding Series 2019, 5.000%,
	7/01/39, 144A
3,775	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds,	1/26 at 100.00	AA+	4,657,784
	Refunding Series 2016B, 5.000%, 7/01/35

NKX	Nuveen California AMT-Free Quality Municipal Income Fund Portfolio of Investments (continued) February 29, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$ 16,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series	7/22 at 100.00	AA+	$ 17,531,360
	2012A, 5.000%, 7/01/43
10,515	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series	7/24 at 100.00	AA+	12,189,093
	2014A, 5.000%, 7/01/44
	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds,
	Series 2016A:
5,680	5.000%, 7/01/35	1/26 at 100.00	AA+	7,008,268
1,000	5.000%, 7/01/36	1/26 at 100.00	AA+	1,231,910
	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds,
	Series 2017A:
9,455	5.000%, 7/01/44	1/27 at 100.00	AA+	11,766,086
5,000	5.250%, 7/01/44	1/27 at 100.00	AA+	6,311,150
2,210	Los Angeles, California, Wastewater System Revenue Bonds, Green Subordinate Lien Series	6/27 at 100.00	AA	2,786,744
	2017A, 5.250%, 6/01/47
5,000	Los Angeles, California, Wastewater System Revenue Bonds, Green Subordinate Series	6/28 at 100.00	AA	6,309,400
	2018A, 5.000%, 6/01/48
9,500	Los Angeles, California, Wastewater System Revenue Bonds, Refunding Green Series 2015A,	6/25 at 100.00	AA+	11,310,795
	5.000%, 6/01/44
	Los Angeles, California, Wastewater System Revenue Bonds, Refunding Subordinate Lien
	Series 2013A:
2,000	5.000%, 6/01/34	6/23 at 100.00	AA	2,262,900
3,500	5.000%, 6/01/35	6/23 at 100.00	AA	3,955,280
1,000	New York State Environmental Facilities Corporation, State Clean Water and Drinking	6/28 at 100.00	AAA	1,269,200
	Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority
	Projects-Second Resolution Bonds,, 5.000%, 6/15/48
1,500	Placerville Public Financing Authority, California, Wastewater System Refinancing and	3/20 at 100.00	N/R	1,502,475
	Improvement Project Revenue Bonds, Series 2006, 5.000%, 9/01/34 – SYNCORA GTY Insured
1,070	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A,	3/20 at 100.00	Ca	1,112,800
	6.000%, 7/01/44
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A:
580	5.500%, 7/01/28	7/22 at 100.00	Ca	633,650
2,140	5.750%, 7/01/37	7/22 at 100.00	Ca	2,348,650
1,750	6.000%, 7/01/47	7/22 at 100.00	Ca	1,925,000
4,500	Rancho California Water District Financing Authority, California, Revenue Bonds,	2/30 at 100.00	AAA	4,937,985
	Refunding Series 2019A, 3.000%, 8/01/40
2,500	Sacramento County Sanitation Districts Financing Authority, California, Revenue Bonds,	6/24 at 100.00	AA	2,937,025
	Sacramento Regional County Sanitation District, Series 2014A, 5.000%, 12/01/33
4,000	San Diego Public Facilities Financing Authority, California, Water Utility Revenue	8/26 at 100.00	Aa3	4,983,960
	Bonds, Refunding Subordinate Lien Series 2016B, 5.000%, 8/01/37
26,220	San Francisco City and County Public Utilities Commission, California, Water Revenue	11/27 at 100.00	AA–	34,111,170
	Bonds, Refunding Green Series 2017D, 5.000%, 11/01/33 (UB) (5)
136,020	Total Water and Sewer			163,678,696
$ 1,166,707	Total Long-Term Investments (cost $1,074,026,406)			1,258,787,172
	Floating Rate Obligations – (2.6)%			(20,975,000)
	MuniFund Preferred Shares, net of deferred offering costs – (17.1)% (8)			(139,978,909)
	Variable Rate Demand Preferred Shares, net of deferred offering costs – (35.4)% (9)			(290,424,655)
	Other Assets Less Liabilities – 1.7%			13,253,122
	Net Asset Applicable to Common Shares – 100%			$ $820,661,730

(1)     All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)     Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)     For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)     Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5)     Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)     Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(7)     Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 3 – Investment Valuation and Fair Value Measurements for more information.
(8)     MuniFund Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 11.1%.
(9)     Variable Rate Demand Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 23.1%.
144A Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
ETM  Escrowed to maturity
IF      Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
UB    Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

NAC	Nuveen California Quality Municipal Income Fund Portfolio of Investments February 29, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 152.4% (100.0% of Total Investments)
	MUNICIPAL BONDS – 152.4% (100.0% of Total Investments)
	Consumer Staples – 6.7% (4.4% of Total Investments)
$ 770	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	3/20 at 100.00	A3	$ 778,247
	Alameda County Tobacco Asset Securitization Corporation, Series 2002, 5.750%, 6/01/29
1,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	3/20 at 100.00	N/R	1,000,260
	Golden Gate Tobacco Funding Corporation, Turbo, Series 2007A, 5.000%, 6/01/47
	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,
	Los Angeles County Securitization Corporation, Series 2006A:
13,840	5.600%, 6/01/36	3/20 at 100.00	B2	14,030,577
17,560	5.650%, 6/01/41	3/20 at 100.00	B2	17,801,625
3,735	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	3/20 at 100.00	B–	3,774,778
	Sonoma County Tobacco Securitization Corporation, Series 2005, 5.250%, 6/01/45
2,230	California Statewide Financing Authority, Tobacco Settlement Asset-Backed Bonds, Pooled	3/20 at 100.00	Baa1	2,246,591
	Tobacco Securitization Program, Series 2002A, 5.625%, 5/01/29
25,000	California Statewide Financing Authority, Tobacco Settlement Asset-Backed Bonds, Pooled	3/20 at 19.93	N/R	4,972,000
	Tobacco Securitization Program, Series 2006A, 0.000%, 6/01/46
31,645	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	B–	33,837,682
	Asset-Backed Bonds, Senior Convertible Series 2007A-2, 5.300%, 6/01/37
39,735	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	N/R	42,391,682
	Asset-Backed Bonds, Series 2018A-1, 5.250%, 6/01/47
26,755	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	N/R	28,410,332
	Asset-Backed Bonds, Series 2018A-2, 5.000%, 6/01/47
19,000	Silicon Valley Tobacco Securitization Authority, California, Tobacco Settlement	3/20 at 20.88	N/R	3,949,530
	Asset-Backed Bonds, Santa Clara County Tobacco Securitization Corporation, Series 2007B,
	0.000%, 6/01/47
8,500	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed	3/20 at 100.00	B–	8,593,755
	Bonds, Series 2005A-1, 5.375%, 6/01/38
189,770	Total Consumer Staples			161,787,059
	Education and Civic Organizations – 5.7% (3.8% of Total Investments)
4,000	ABAG Finance Authority for Non-Profit Corporations, California, Revenue Bonds, The	7/22 at 100.00	A1	4,356,640
	Jackson Laboratory, Series 2012, 5.000%, 7/01/37
7,000	California Educational Facilities Authority, Revenue Bonds,Stanford University,	No Opt. Call	AAA	11,514,650
	Refunding Series 2014U-6, 5.000%, 5/01/45
	California Municipal Finance Authority, Revenue Bonds, Creative Center of Los Altos
	Project Pinewood & Oakwood Schools, Series 2016B:
800	4.000%, 11/01/36, 144A	11/26 at 100.00	N/R	850,936
1,000	4.500%, 11/01/46, 144A	11/26 at 100.00	N/R	1,076,770
5,385	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship	6/22 at 102.00	N/R	5,997,328
	Education Multiple Projects, Series 2014A, 7.250%, 6/01/43
1,000	California Municipal Finance Authority, Revenue Bonds, Biola University, Series 2013,	10/23 at 100.00	Baa1	1,121,430
	5.000%, 10/01/38
18,250	California Municipal Finance Authority, Revenue Bonds, Pomona College, Series 2017,	1/28 at 100.00	AAA	22,903,750
	5.000%, 1/01/48
390	California School Finance Authority, Charter School Revenue Bonds, Kepler Neighborhood	No Opt. Call	N/R	412,409
	School, Series 2017A, 5.000%, 5/01/27, 144A
1,615	California School Finance Authority, School Facility Revenue Bonds, Alliance for	7/25 at 100.00	BBB	1,836,465
	College-Ready Public Schools Project, Series 2015A, 5.000%, 7/01/45, 144A

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 2,150	California School Finance Authority, School Facility Revenue Bonds, Alliance for	7/25 at 100.00	BBB	$ 2,444,163
	College-Ready Public Schools Project, Series 2016A, 5.000%, 7/01/46, 144A
	California School Finance Authority, School Facility Revenue Bonds, Alliance for
	College-Ready Public Schools Project, Series 2016C:
5,995	5.000%, 7/01/46	7/25 at 101.00	BBB	6,868,472
8,340	5.250%, 7/01/52	7/25 at 101.00	BBB	9,600,758
800	California School Finance Authority, School Facility Revenue Bonds, Value Schools,	7/26 at 100.00	BB+	949,000
	Series 2016A, 6.000%, 7/01/51, 144A
4,140	California State University, Systemwide Revenue Bonds, Series 2016A, 4.000%, 11/01/38	5/26 at 100.00	Aa2	4,769,653
10,440	California State University, Systemwide Revenue Bonds, Series 2019A, 5.000%, 11/01/44	11/29 at 100.00	Aa2	13,801,993
5,500	California Statewide Communities Development Authority, Revenue Bonds, Buck Institute	11/24 at 100.00	AA	6,432,360
	for Research on Aging, Series 2014, 5.000%, 11/15/44 – AGM Insured
1,770	California Statewide Communities Development Authority, Charter School Revenue Bonds,	12/21 at 100.00	N/R	1,943,336
	Rocketship 4 – Mosaic Elementary Charter School, Series 2011A, 8.500%, 12/01/41
17,750	University of California, General Revenue Bonds, Limited Project Series 2017M,	5/27 at 100.00	AA–	22,122,358
	5.000%, 5/15/47
6,775	University of California, General Revenue Bonds, Series 2017AV, 5.250%, 5/15/47	5/27 at 100.00	AA	8,591,445
8,500	University of California, General Revenue Bonds, Series 2018AZ, 5.000%, 5/15/48	5/28 at 100.00	AA	10,835,205
111,600	Total Education and Civic Organizations			138,429,121
	Financials – 0.0% (0.0% of Total Investments)
2,016	Puerto Rico Urgent Interest Fund Corp (COFINA), National Custodial Taxable Trust Unit,	No Opt. Call	N/R	374,650
	Series 2007A Sr. Bond, 0.000%, 8/01/54 (7)
	Health Care – 14.9% (9.8% of Total Investments)
9,345	ABAG Finance Authority for Nonprofit Corporations, California, Revenue Bonds, Sharp	8/23 at 100.00	AA	10,467,895
	HealthCare, Series 2014A, 5.000%, 8/01/43
1,285	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	8/25 at 100.00	AA–	1,545,637
	Health, Refunding Series 2015A, 5.000%, 8/15/43
31,575	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	11/26 at 100.00	AA–	38,403,094
	Health, Refunding Series 2016B, 5.000%, 11/15/46
16,250	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	11/25 at 100.00	AA–	19,627,075
	Health, Series 2016A, 5.000%, 11/15/46
	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter
	Health, Series 2018A:
6,135	5.000%, 11/15/36	11/27 at 100.00	AA–	7,825,745
7,250	5.000%, 11/15/48	11/27 at 100.00	AA–	8,943,745
15,000	California Health Facilities Financing Authority, Revenue Bonds, Cedars-Sinai Medical	8/26 at 100.00	Aa3	17,400,000
	Center, Refunding Series 2016B, 4.000%, 8/15/39
	California Health Facilities Financing Authority, Revenue Bonds, Children’s Hospital Los
	Angeles, Series 2017A:
3,900	5.000%, 8/15/42	8/27 at 100.00	BBB+	4,753,710
2,400	5.000%, 8/15/47	8/27 at 100.00	BBB+	2,898,696
6,105	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard	8/24 at 100.00	AA–	7,001,641
	Children’s Hospital, Series 2014A, 5.000%, 8/15/43
1,250	California Health Facilities Financing Authority, Revenue Bonds, Memorial Health	10/22 at 100.00	AA–	1,378,625
	Services, Series 2012A, 5.000%, 10/01/33
2,230	California Health Facilities Financing Authority, Revenue Bonds, Providence Health &	10/24 at 100.00	AA–	2,622,547
	Services, Refunding Series 2014A, 5.000%, 10/01/38
8,375	California Health Facilities Financing Authority, Revenue Bonds, Providence Health &	10/24 at 100.00	AA–	9,805,199
	Services, Series 2014B, 5.000%, 10/01/44
11,250	California Health Facilities Financing Authority, Revenue Bonds, Providence Saint Joseph	10/26 at 100.00	AA–	12,795,750
	Health, Refunding Series 2016A, 4.000%, 10/01/47

NAC	Nuveen California Quality Municipal Income Fund Portfolio of Investments (continued) February 29, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 8,760	California Health Facilities Financing Authority, Revenue Bonds, Rady Children’s	8/21 at 100.00	AA	$ 9,320,903
	Hospital – San Diego, Series 2011, 5.250%, 8/15/41
685	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center,	7/27 at 100.00	Baa2	819,835
	Refunding Series 2017A, 5.000%, 7/01/42
11,520	California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series	11/26 at 100.00	BBB–	13,679,078
	2017A, 5.250%, 11/01/41
1,455	California Public Finance Authority, Revenue Bonds, Henry Mayo Newhall Hospital, Series	10/26 at 100.00	BBB–	1,686,316
	2017, 5.000%, 10/15/47
5,760	California Public Finance Authority, Revenue Bonds, Sharp HealthCare, Series 2017A,	2/28 at 100.00	AA	7,158,931
	5.000%, 8/01/47
2,000	California Statewide Communities Development Authority, California, Redlands Community	10/26 at 100.00	A–	2,367,660
	Hospital, Revenue Bonds, Series 2016, 5.000%, 10/01/46
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma
	Linda University Medical Center, Series 2014A:
1,000	5.250%, 12/01/34	12/24 at 100.00	BB	1,167,150
3,575	5.250%, 12/01/44	12/24 at 100.00	BB	4,117,077
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma
	Linda University Medical Center, Series 2016A:
9,385	5.000%, 12/01/46, 144A	6/26 at 100.00	BB	10,747,608
50,340	5.250%, 12/01/56, 144A	6/26 at 100.00	BB	58,155,789
	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health
	System/West, Series 2015A:
2,345	5.000%, 3/01/35	3/26 at 100.00	A+	2,838,552
3,000	5.000%, 3/01/45	3/26 at 100.00	A+	3,575,490
2,670	California Statewide Communities Development Authority, Revenue Bonds, Huntington	7/24 at 100.00	A–	3,056,109
	Memorial Hospital, Refunding Series 2014B, 5.000%, 7/01/44
25,290	California Statewide Communities Development Authority, Revenue Bonds, Kaiser	4/22 at 100.00	AA–	27,403,991
	Permanente, Series 2012A, 5.000%, 4/01/42
	California Statewide Community Development Authority, Revenue Bonds, Daughters of
	Charity Health System, Series 2005A:
10,115	5.750%, 7/01/24 (4)	3/20 at 100.00	N/R	7,953,323
11,035	5.750%, 7/01/30 (4)	3/20 at 100.00	N/R	8,676,710
7,725	5.750%, 7/01/35 (4)	3/20 at 100.00	N/R	6,074,090
10,415	5.500%, 7/01/39 (4)	3/20 at 100.00	N/R	8,189,210
1,890	California Statewide Community Development Authority, Revenue Bonds, Sherman Oaks Health	No Opt. Call	AA–	1,945,245
	System, Series 1998A, 5.000%, 8/01/22 – AMBAC Insured
6,200	Madera County, California, Certificates of Participation, Valley Children’s Hospital	3/20 at 100.00	A1	6,224,242
	Project, Series 1995, 5.750%, 3/15/28 – NPFG Insured
1,890	Oak Valley Hospital District, Stanislaus County, California, Revenue Bonds, Series	11/20 at 100.00	BB	1,928,140
	2010A, 6.500%, 11/01/29
7,910	Palomar Pomerado Health System, California, Revenue Bonds, Refunding Series 2016,	11/26 at 100.00	BBB	9,343,055
	5.000%, 11/01/39
17,400	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series	12/21 at 100.00	BB	18,981,138
	2011, 7.500%, 12/01/41
324,715	Total Health Care			360,879,001
	Housing/Multifamily – 2.5% (1.6% of Total Investments)
1,460	California Community Housing Agency, Workforce Housing Revenue Bonds, Annadel	4/29 at 100.00	N/R	1,757,387
	Apartments, Series 2019A, 5.000%, 4/01/49, 144A
23,856	California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Series	No Opt. Call	BBB+	28,853,474
	2019-2, 4.000%, 3/20/33
3,535	California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A	No Opt. Call	BBB+	4,437,667
	Series 2019-1, 4.250%, 1/15/35

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Multifamily (continued)
	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas
	Affordable Housing Inc Projects, Senior Series 2014A:
$ 1,680	5.250%, 8/15/39	8/24 at 100.00	BBB+	$ 1,919,047
2,150	5.250%, 8/15/49	8/24 at 100.00	BBB+	2,428,447
	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects
	Series 2012A:
6,540	5.125%, 8/15/32	8/22 at 100.00	BBB	7,019,055
6,010	5.500%, 8/15/47	8/22 at 100.00	BBB	6,447,768
3,920	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects	8/22 at 100.00	N/R	4,288,872
	Series 2012B, 7.250%, 8/15/47
	California Public Finance Authority, University Housing Revenue Bonds, National Campus
	Community Development – Claremont Properties LLC Claremont Colleges Project, Series 2017A:
1,325	5.000%, 7/01/37, 144A	7/27 at 100.00	Caa2	1,235,046
1,000	5.000%, 7/01/47, 144A	7/27 at 100.00	Caa2	932,680
1,230	Independent Cities Finance Authority, California, Mobile Home Park Revenue Bonds,	5/22 at 100.00	A+	1,320,590
	Augusta Communities Mobile Home Park, Series 2012A, 5.000%, 5/15/39
52,706	Total Housing/Multifamily			60,640,033
	Tax Obligation/General – 33.6% (22.0% of Total Investments)
4,125	Alameda Unified School District, Alameda County, California, General Obligation Bonds,	No Opt. Call	AA	3,879,604
	Series 2004A, 0.000%, 8/01/25 – AGM Insured
18,400	Antelope Valley Community College District, Los Angeles County, California, General	2/27 at 100.00	AA	23,271,032
	Obligation Bonds, Election 2016 Series 2017A, 5.250%, 8/01/42
	California State, General Obligation Bonds, Refunding Various Purpose Series 2012:
3,230	5.250%, 2/01/29	2/22 at 100.00	Aa2	3,504,712
5,245	5.000%, 9/01/36	9/22 at 100.00	Aa2	5,790,795
	California State, General Obligation Bonds, Refunding Various Purpose Series 2013:
9,260	5.000%, 2/01/29	2/23 at 100.00	Aa2	10,362,588
1,710	5.000%, 2/01/31	2/23 at 100.00	Aa2	1,912,037
	California State, General Obligation Bonds, Refunding Various Purpose Series 2016:
3,750	5.000%, 9/01/30	9/26 at 100.00	Aa2	4,715,363
4,600	5.000%, 8/01/33	8/26 at 100.00	Aa2	5,754,416
8,000	5.000%, 9/01/37	9/26 at 100.00	Aa2	9,956,240
	California State, General Obligation Bonds, Various Purpose Refunding Series 2015:
6,700	5.000%, 8/01/32	2/25 at 100.00	Aa2	8,012,329
11,000	5.000%, 8/01/34	8/25 at 100.00	Aa2	13,333,430
5,000	California State, General Obligation Bonds, Various Purpose Refunding Series 2016,	9/26 at 100.00	Aa2	6,225,950
	5.000%, 9/01/36
140	California State, General Obligation Bonds, Various Purpose Series 2000, 5.625%,	3/20 at 100.00	Aa2	140,522
	5/01/22 – FGIC Insured
	California State, General Obligation Bonds, Various Purpose Series 2010:
16,000	6.000%, 3/01/33	3/20 at 100.00	Aa2	16,062,720
15,060	5.500%, 3/01/40	3/20 at 100.00	Aa2	15,112,710
12,605	5.250%, 11/01/40	11/20 at 100.00	Aa2	12,977,352
	California State, General Obligation Bonds, Various Purpose Series 2011:
13,835	5.250%, 10/01/28	10/21 at 100.00	Aa2	14,798,469
14,520	5.000%, 9/01/31	9/21 at 100.00	Aa2	15,417,626
15,025	5.000%, 9/01/41	9/21 at 100.00	Aa2	15,930,707
21,420	5.000%, 10/01/41	10/21 at 100.00	Aa2	22,782,526
	California State, General Obligation Bonds, Various Purpose Series 2013:
9,940	5.000%, 4/01/37	4/23 at 100.00	Aa2	11,154,767
9,755	5.000%, 2/01/43	2/23 at 100.00	Aa2	10,841,902
15,145	5.000%, 4/01/43	4/23 at 100.00	Aa2	16,912,573
7,240	5.000%, 11/01/43	11/23 at 100.00	Aa2	8,241,509

NAC	Nuveen California Quality Municipal Income Fund Portfolio of Investments (continued) February 29, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	California State, General Obligation Bonds, Various Purpose Series 2014:
$ 24,970	5.000%, 5/01/32	5/24 at 100.00	Aa2	$ 29,116,768
8,910	5.000%, 10/01/39	10/24 at 100.00	Aa2	10,456,063
10,245	5.000%, 12/01/43	12/23 at 100.00	Aa2	11,693,643
1,815	5.000%, 10/01/44	10/24 at 100.00	Aa2	2,129,376
9,500	California State, General Obligation Bonds, Various Purpose Series 2015, 5.000%, 3/01/45	3/25 at 100.00	Aa2	11,317,065
3,780	California State, General Obligation Bonds, Various Purpose Series 2017,	11/27 at 100.00	Aa2	4,806,648
	5.000%, 11/01/47
8,360	California State, General Obligation Bonds, Various Purpose Series 2018,	4/26 at 100.00	Aa2	10,196,190
	5.000%, 10/01/47
8,000	California State, General Obligation Bonds, Various Purpose Series 2018 Bid Group A/B,	10/28 at 100.00	Aa2	10,303,600
	5.000%, 10/01/48
3,550	Centinela Valley Union High School District, Los Angeles County, California, General	No Opt. Call	A+	4,210,868
	Obligation Bonds, Series 2002A, 5.250%, 2/01/26 – NPFG Insured
15,000	Chaffey Joint Union High School District, San Bernardino County, California, General	8/28 at 100.00	Aa1	17,771,100
	Obligation Bonds, Election 2012 Series 2019D, 4.000%, 8/01/49
	Corona-Norco Unified School District, Riverside County, California, General Obligation
	Bonds, Election 2014, Series 2019C:
7,860	3.000%, 8/01/44	8/28 at 100.00	AA–	8,443,526
5,585	4.000%, 8/01/49	8/28 at 100.00	AA–	6,544,950
7,500	Desert Community College District, Riverside County, California, General Obligation	2/26 at 100.00	AA	9,147,600
	Bonds, Refunding Series 2016, 5.000%, 8/01/37
3,300	Evergreen School District, Santa Clara County, California, General Obligation Bonds,	8/28 at 100.00	Aa2	4,212,318
	Election of 2014, Series 2018, 5.000%, 8/01/46
5,150	Hacienda La Puente Unified School District Facilities Financing Authority, California,	No Opt. Call	AA	6,553,787
	General Obligation Revenue Bonds, Series 2007, 5.000%, 8/01/26 – AGM Insured
3,000	Hacienda La Puente Unified School District, Los Angeles County, California, General	8/27 at 100.00	AAA	3,497,820
	Obligation Bonds, 2016 Election, Series 2017A, 4.000%, 8/01/47
5,630	Lake Tahoe Unified School District, El Dorado County, California, General Obligation	No Opt. Call	AA	5,617,445
	Bonds, Series 2010, 0.000%, 8/01/45 – AGM Insured (8)
4,650	Long Beach Unified School District, Los Angeles County, California, General Obligation	8/29 at 100.00	Aa2	5,093,099
	Bonds, Election of 2016, Series 2019B, 3.000%, 8/01/41
10,050	Manhattan Beach Unified School District, Los Angeles County, California, General	9/28 at 100.00	Aa1	11,965,932
	Obligation Bonds, Election 2016 Measure EE Series 2018A, 4.000%, 9/01/46
4,100	Monrovia Unified School District, Los Angeles County, California, General Obligation	No Opt. Call	Aa3	3,683,112
	Bonds, Series 2001B, 0.000%, 8/01/27 – FGIC Insured
3,100	Mount San Antonio Community College District, Los Angeles County, California, General	8/29 at 100.00	Aa1	3,726,727
	Obligation Bonds, Election of 2018, Series 2019A, 4.000%, 8/01/49
10,765	North Orange County Community College District, California, General Obligation Bonds,	No Opt. Call	AA+	9,930,174
	Election of 2002 Series 2003B, 0.000%, 8/01/27 – FGIC Insured
1,815	Orland Joint Unified School District, Glenn and Tehama Counties, California, General	8/37 at 100.00	AA	1,607,074
	Obligation Bonds, 2008 Election, Series 2012B, 0.000%, 8/01/51 (8)
9,385	Pajaro Valley Unified School District, Santa Cruz County, California, General Obligation	8/23 at 100.00	Aa2	10,661,548
	Bonds, Refunding Election 2012 Series 2013A, 5.000%, 8/01/43
10,330	Palomar Pomerado Health, California, General Obligation Bonds, Convertible Capital	No Opt. Call	A2	7,187,201
	Appreciation, Election 2004 Series 2010A, 0.000%, 8/01/35
5,000	Paramount Unified School District, Los Angeles County, California, General Obligation	2/33 at 100.00	Aa3	6,556,600
	Bonds, Election 2006 Series 2011, 0.000%, 8/01/45 (8)
28,000	San Bernardino Community College District, California, General Obligation Bonds,	No Opt. Call	Aa1	15,079,960
	Election of 2008 Series 2009B, 0.000%, 8/01/44
4,250	San Diego Community College District, California, General Obligation Bonds, Refunding	8/26 at 100.00	AAA	5,237,785
	Series 2016, 5.000%, 8/01/41

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 8,075	San Dieguito Union High School District, San Diego County, California, General	8/28 at 100.00	Aa1	$ 9,663,998
	Obligation Bonds, Election 2012, Series 2018D-2, 4.000%, 8/01/42
5,690	San Francisco Bay Area Rapid Transit District, California, General Obligation Bonds,	8/29 at 100.00	AAA	6,227,193
	Election of 2016, Green Series 2019B-1, 3.000%, 8/01/49
21,000	San Marcos Unified School District, San Diego County, California, General Obligation	No Opt. Call	AA–	9,746,940
	Bonds, 2010 Election, Series 2012B, 0.000%, 8/01/51
20,220	San Mateo County Community College District, California, General Obligation Bonds,	9/28 at 100.00	AAA	26,131,519
	Election 2014 Series 2018B, 5.000%, 9/01/45
1,220	San Mateo Union High School District, San Mateo County, California, General Obligation	9/41 at 100.00	Aaa	1,145,653
	Bonds, Election 2010 Series 2011A, 0.000%, 7/01/51 (8)
4,970	San Rafael City High School District, Marin County, California, General Obligation	No Opt. Call	AA+	4,540,890
	Bonds, Series 2004B, 0.000%, 8/01/27 – FGIC Insured
8,700	Santa Ana College Improvement District 1, Orange County, California, General Obligation	8/27 at 100.00	AA	10,233,549
	Bonds, Rancho Santiago Community College District, Election of 2012, Series 2017B,
	4.000%, 8/01/41
6,700	Santa Barbara Unified School District, Santa Barbara County, California, General	8/27 at 100.00	Aa1	7,906,737
	Obligation Bonds, Election of 2016 Series 2017A, 4.000%, 8/01/41
6,725	Santa Barbara Unified School District, Santa Barbara County, California, General	8/28 at 100.00	Aa1	8,581,369
	Obligation Bonds, School Facilities Improvement District 1, Election of 2016, Series 2019B,
	5.000%, 8/01/44
2,200	Santa Maria Joint Union High School District, Santa Barbara and San Luis Obispo	No Opt. Call	Aa3	2,573,472
	Counties, California, General Obligation Bonds, Series 2003B, 5.625%, 8/01/24 – AGM Insured
	Sonoma County Junior College District, California, General Obligation Bonds, Election
	2014 Series 2019B:
7,285	3.000%, 8/01/37	8/29 at 100.00	AA	8,061,508
4,650	3.000%, 8/01/41	8/29 at 100.00	AA	5,067,942
4,175	Southwestern Community College District, San Diego County, California, General	No Opt. Call	Aa2	3,937,192
	Obligation Bonds, Election of 2000, Series 2004, 0.000%, 8/01/25 – FGIC Insured
6,245	Southwestern Community College District, San Diego County, California, General	8/21 at 100.00	Aa2	6,626,882
	Obligation Bonds, Election of 2008, Series 2011C, 5.250%, 8/01/36
5,530	Stockton Unified School District, San Joaquin County, California, General Obligation	8/37 at 100.00	AA	6,705,070
	Bonds, Election 2008 Series 2011D, 0.000%, 8/01/50 – AGM Insured (8)
26,000	Sylvan Union School District, Stanislaus County, California, General Obligation Bonds,	No Opt. Call	AA	30,005,820
	Election of 2006, Series 2010, 0.000%, 8/01/49 – AGM Insured (8)
	Washington Township Health Care District, Alameda County, California, General Obligation
	Bonds, 2004 Election Series 2013B:
4,740	5.500%, 8/01/38	8/24 at 100.00	Aa3	5,637,282
4,830	5.500%, 8/01/40	8/24 at 100.00	Aa3	5,739,730
	Washington Township Health Care District, Alameda County, California, General Obligation
	Bonds, 2012 Election Series 2013A:
4,355	5.500%, 8/01/38	8/24 at 100.00	Aa3	5,179,402
3,500	5.500%, 8/01/40	8/24 at 100.00	Aa3	4,159,225
2,015	Wiseburn School District, Los Angeles County, California, General Obligation Bonds,	8/22 at 100.00	Aa2	2,223,371
	Series 2012C, 5.000%, 8/01/26
140,160	Yosemite Community College District, California, General Obligation Bonds, Capital	No Opt. Call	Aa2	147,837,965
	Appreciation, Election 2004, Series 2010D, 0.000%, 8/01/42 (8)
754,290	Total Tax Obligation/General			811,772,567
	Tax Obligation/Limited – 25.2% (16.5% of Total Investments)
1,675	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area	9/25 at 100.00	N/R	1,952,279
	19A, Series 2015B, 5.000%, 9/01/35
1,655	Bell Community Housing Authority, California, Lease Revenue Bonds, Series 2005, 5.000%,	3/20 at 100.00	N/R	1,667,148
	10/01/36 – AMBAC Insured

NAC	Nuveen California Quality Municipal Income Fund Portfolio of Investments (continued) February 29, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 2,765	Bell Community Redevelopment Agency, California, Tax Allocation Bonds, Bell Project	3/20 at 100.00	AA	$ 2,774,622
	Area, Series 2003, 5.500%, 10/01/23 – RAAI Insured
21,255	California Infrastructure and Economic Development Bank, Infrastructure State Revolving	10/26 at 100.00	AAA	26,370,653
	Fund Revenue Bonds, Series 2016A, 5.000%, 10/01/41
1,175	California Infrastructure and Economic Development Bank, Lease Revenue Bonds, California	8/29 at 100.00	AA	1,564,301
	State Teachers Retirement System Headquarters Expansion, Green Bond-Climate Bond Certified
	Series 2019, 5.000%, 8/01/38
	California State Public Works Board, Lease Revenue Bonds, Department of Corrections &
	Rehabilitation, Series 2013G:
10,690	5.250%, 9/01/30	9/23 at 100.00	Aa3	12,249,778
18,135	5.250%, 9/01/32	9/23 at 100.00	Aa3	20,747,528
	California State Public Works Board, Lease Revenue Bonds, Department of Corrections &
	Rehabilitation, Various Correctional Facilities Series 2013F:
8,685	5.250%, 9/01/31	9/23 at 100.00	Aa3	9,942,588
1,450	5.250%, 9/01/33	9/23 at 100.00	Aa3	1,658,351
10,525	California State Public Works Board, Lease Revenue Bonds, Department of Corrections &	9/24 at 100.00	Aa3	12,315,934
	Rehabilitation, Various Correctional Facilities Series 2014A, 5.000%, 9/01/39
17,395	California State Public Works Board, Lease Revenue Bonds, Judicial Council of	10/24 at 100.00	Aa3	20,414,598
	California, New Stockton Courthouse, Series 2014B, 5.000%, 10/01/39
1,000	California State Public Works Board, Lease Revenue Bonds, Judicial Council of	3/23 at 100.00	Aa3	1,119,910
	California, Various Projects Series 2013A, 5.000%, 3/01/30
1,000	California State Public Works Board, Lease Revenue Bonds, Judicial Council of	6/23 at 100.00	Aa3	1,128,710
	California, Yuba City Courthouse, Series 2013D, 5.000%, 6/01/32
2,650	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects,	4/22 at 100.00	Aa3	2,866,346
	Series 2012A, 5.000%, 4/01/33
3,770	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects,	11/22 at 100.00	Aa3	4,153,484
	Series 2012G, 5.000%, 11/01/37
9,950	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects,	11/23 at 100.00	Aa3	11,418,421
	Series 2013I, 5.000%, 11/01/38
13,520	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects,	9/24 at 100.00	Aa3	15,820,563
	Series 2014E, 5.000%, 9/01/39
1,000	Fullerton Community Facilities District 1, California, Special Tax Bonds, Amerige	9/22 at 100.00	A+	1,101,230
	Heights, Refunding Series 2012, 5.000%, 9/01/32
	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement
	Asset-Backed Revenue Bonds, Refunding Series 2015A:
3,250	5.000%, 6/01/40	6/25 at 100.00	Aa3	3,875,560
86,320	5.000%, 6/01/45	6/25 at 100.00	Aa3	102,545,570
1,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement	6/23 at 100.00	Aa3	1,132,010
	Asset-Backed Revenue Bonds, Series 2013A, 5.000%, 6/01/30
	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D:
9,000	5.000%, 11/15/29	11/25 at 100.00	BB	10,605,960
11,000	5.000%, 11/15/35	11/25 at 100.00	BB	12,822,700
4,000	Hesperia Unified School District, San Bernardino County, California, Certificates of	2/23 at 100.00	AA	4,416,560
	Participation, Series 2013A, 5.000%, 2/01/38 – BAM Insured
2,910	Inglewood Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment	No Opt. Call	N/R	3,160,871
	Project, Refunding Series 1998A, 5.250%, 5/01/23 – AMBAC Insured
	Jurupa Public Financing Authority, California, Special Tax Revenue Bonds, Series 2014A:
530	5.000%, 9/01/29	9/24 at 100.00	A+	625,188
1,900	5.000%, 9/01/30	9/24 at 100.00	A+	2,236,642
1,220	5.000%, 9/01/31	9/24 at 100.00	A+	1,433,219
1,955	Jurupa Public Financing Authority, California, Special Tax Revenue Bonds,	9/25 at 100.00	A+	2,340,702
	Series 2015A, 5.000%, 9/01/43
810	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds,	9/25 at 100.00	N/R	937,688
	Refunding Series 2015, 5.000%, 9/01/40

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 1,000	Lathrop, California, Limited Obligation Improvement Bonds, Crossroads Assessment	9/25 at 100.00	N/R	$ 1,156,580
	District, Series 2015, 5.000%, 9/02/40
14,930	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Vermont	3/20 at 100.00	Aa2	14,974,790
	Manchester Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured
	Los Angeles County Metropolitan Transportation Authority, California, Measure R Sales
	Tax Revenue Bonds, Senior Series 2016A:
5,125	5.000%, 6/01/36	6/26 at 100.00	AAA	6,386,416
5,620	5.000%, 6/01/37	6/26 at 100.00	AAA	6,989,987
5,210	Los Angeles County Metropolitan Transportation Authority, California, Proposition A	7/27 at 100.00	AAA	6,629,517
	First Tier Senior Sales Tax Revenue Bonds, Green Series 2017A, 5.000%, 7/01/41
6,000	Los Angeles County Metropolitan Transportation Authority, California, Proposition C	7/28 at 100.00	AAA	7,761,420
	Sales Tax Revenue Bonds, Green Senior Lien Series 2019A, 5.000%, 7/01/44
	Los Angeles County Metropolitan Transportation Authority, California, Proposition C
	Sales Tax Revenue Bonds, Senior Lien Series 2017A:
10,455	5.000%, 7/01/38	7/27 at 100.00	AAA	13,382,505
3,995	5.000%, 7/01/39	7/27 at 100.00	AAA	5,104,012
15,615	5.000%, 7/01/42	7/27 at 100.00	AAA	19,829,645
9,045	Los Angeles County Public Works Financing Authority, California, Lease Revenue Bonds,	8/22 at 100.00	AA+	9,918,204
	Multiple Capital Facilities Project II, Series 2012, 5.000%, 8/01/42
2,000	Los Angeles County Public Works Financing Authority, California, Lease Revenue Bonds,	12/29 at 100.00	AA+	2,621,220
	Series 2019E-2, 5.000%, 12/01/44
	Lynwood Redevelopment Agency, California, Tax Allocation Revenue Bonds, Project Area A,
	Subordinate Lien Series 2011A:
1,625	6.750%, 9/01/26	9/21 at 100.00	A	1,763,027
750	7.000%, 9/01/31	9/21 at 100.00	A	816,945
1,835	Modesto, California, Special Tax Bonds, Community Facilties District 2004-1 Village One	9/24 at 100.00	BBB+	2,115,773
	2, Refunding Series 2014, 5.000%, 9/01/31
1,000	Norco Redevelopment Agency, California, Tax Allocation Bonds, Project Area 1, Series	3/20 at 100.00	A+	1,004,830
	2009, 7.000%, 3/01/34
23,110	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue	No Opt. Call	Baa2	26,391,851
	Bonds, Redevelopment Project 1, Refunding Series 1995, 7.400%, 8/01/25 – NPFG Insured
	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities
	District 2001-1, Senior Series 2013A:
11,330	5.250%, 9/01/30	9/23 at 100.00	N/R	12,685,295
10,160	5.750%, 9/01/39	9/23 at 100.00	N/R	11,451,336
1,695	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities	9/23 at 100.00	N/R	1,915,706
	District 2001-1, Subordinate Lien Series 2013B, 5.875%, 9/01/39
8,940	Pico Rivera Water Authority, California, Revenue Bonds, Series 2001A, 6.250%, 12/01/32	3/20 at 100.00	N/R	9,031,367
8,750	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community	No Opt. Call	AA–	8,388,362
	Development Project, Series 1999, 0.000%, 8/01/23 – AMBAC Insured
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds,
	Restructured 2018A-1:
161	0.000%, 7/01/24	No Opt. Call	N/R	147,318
143	4.550%, 7/01/40	7/28 at 100.00	N/R	161,257
56,431	0.000%, 7/01/46	7/28 at 41.38	N/R	16,789,351
170,946	0.000%, 7/01/51	7/28 at 30.01	N/R	36,953,397
1,051	4.750%, 7/01/53	7/28 at 100.00	N/R	1,189,858
10,664	5.000%, 7/01/58	7/28 at 100.00	N/R	12,230,222
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable
	Restructured Cofina Project Series 2019A-2:
1,455	4.329%, 7/01/40	7/28 at 100.00	N/R	1,617,087
43	4.536%, 7/01/53	7/28 at 100.00	N/R	48,005
583	4.784%, 7/01/58	7/28 at 100.00	N/R	658,936

NAC	Nuveen California Quality Municipal Income Fund Portfolio of Investments (continued) February 29, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 3,500	Rancho Cucamonga Redevelopment Agency Successor Agency, California, Tax Allocation	9/24 at 100.00	AA+	$ 4,119,010
	Bonds, Rancho Redevelopment Project, Series 2014, 5.000%, 9/01/30
1,500	Redding Redevelopment Agency, California, Tax Allocation Bonds, Canby-Hilltop-Cypress	3/20 at 100.00	A+	1,504,965
	Area Project, Series 2003A, 5.000%, 9/01/20 – NPFG Insured
960	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley	10/21 at 100.00	A	1,047,370
	Project Area, Series 2011B, 6.500%, 10/01/25
5,000	Riverside County Transportation Commission, California, Sales Tax Revenue Bonds,	12/27 at 100.00	AA+	6,417,750
	Refunding Limited Tax Series 2017B, 5.000%, 6/01/39
	Riverside County, California, Special Tax Bonds, Community Facilities District 04-2 Lake
	Hill Crest, Series 2012:
990	5.000%, 9/01/29	9/22 at 100.00	N/R	1,071,784
2,615	5.000%, 9/01/35	9/22 at 100.00	N/R	2,817,532
	Riverside County, California, Special Tax Bonds, Community Facilities District 05-8
	Scott Road, Series 2013:
555	5.000%, 9/01/30	9/22 at 100.00	N/R	599,700
710	5.000%, 9/01/42	9/22 at 100.00	N/R	761,340
	Roseville, California, Special Tax Bonds, Community Facilities District 1 Westpark,
	Refunding Series 2015:
385	5.000%, 9/01/31	9/25 at 100.00	N/R	452,271
575	5.000%, 9/01/37	9/25 at 100.00	N/R	669,547
5,500	Sacramento Area Flood Control Agency, California, Consolidated Capital Assessment	10/26 at 100.00	AA	6,718,525
	District 2 Bonds, Series 2016A, 5.000%, 10/01/41
	Sacramento City Financing Authority, California, Lease Revenue Refunding Bonds,
	Series 1993A:
190	5.400%, 11/01/20 – NPFG Insured	No Opt. Call	Aa3	195,995
1,705	5.400%, 11/01/20 – AMBAC Insured	No Opt. Call	A+	1,757,173
4,250	Sacramento City Financing Authority, California, Tax Allocation Revenue Bonds, Merged	No Opt. Call	A	3,373,862
	Downtown Sacramento and Oak Park Projects, Series 2005A, 0.000%, 12/01/31 – FGIC Insured
	San Buenaventura Redevelopment Agency, California, Tax Allocation Bonds, Merged Project
	Areas, Series 2008:
1,000	7.750%, 8/01/28	3/20 at 100.00	A	1,004,940
1,325	8.000%, 8/01/38	3/20 at 100.00	A	1,331,903
625	San Clemente, California, Special Tax Revenue Bonds, Community Facilities District	9/25 at 100.00	N/R	723,525
	2006-1 Marblehead Coastal, Series 2015, 5.000%, 9/01/40
5,000	San Francisco Bay Area Rapid Transit District, California, Sales Tax Revenue Bonds,	7/27 at 100.00	AA+	5,327,450
	Series 2019A, 3.000%, 7/01/44
1,935	San Francisco City and County Redevelopment Agency Successor Agency, California, Special	8/24 at 100.00	N/R	2,167,955
	Tax Bonds, Community Facilities District 7, Hunters Point Shipyard Phase One Improvements,
	Refunding Series 2014, 5.000%, 8/01/39
5,000	San Francisco City and County Redevelopment Agency Successor Agency, California, Tax	8/26 at 100.00	A	5,998,200
	Allocation Bonds, Mission Bay North Redevelopment Project, Refunding Series 2016A, 5.000%,
	8/01/41 – NPFG Insured
255	San Francisco, California, Community Facilities District 6, Mission Bay South Public	8/22 at 100.00	N/R	275,895
	Improvements, Special Tax Refunding Bonds, Series 2013A, 5.000%, 8/01/33
1,315	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series	4/21 at 100.00	N/R	1,392,756
	2011, 7.000%, 10/01/26
2,500	Stockton Public Financing Authority, California, Revenue Bonds, Arch Road East Community	9/25 at 103.00	N/R	2,973,075
	Facility District 99-02, Series 2018A, 5.000%, 9/01/37
	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities
	District 16-01, Series 2017:
1,750	5.500%, 9/01/27, 144A	No Opt. Call	N/R	1,861,510
1,455	5.750%, 9/01/32, 144A	9/27 at 100.00	N/R	1,600,922
5,560	6.250%, 9/01/47, 144A	9/27 at 100.00	N/R	6,174,602

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 1,350	Temecula Valley Unified School District, Riverside County, California, Special Tax	9/22 at 100.00	N/R	$ 1,456,718
	Bonds, Community Facilities District 2002-1 Improvement Area 1, Series 2012, 5.000%, 9/01/33
6,870	Vernon Redevelopment Agency, California, Tax Allocation Bonds, Industrial Redevelopment	3/20 at 100.00	Baa2	7,004,721
	Project, Series 2005, 5.000%, 9/01/35 – NPFG Insured
1,620	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding	10/22 at 100.00	AA	1,775,342
	Series 2012A, 5.000%, 10/01/32 – AGM Insured
1,280	William S Hart School Financing Authority, California, Refunding Revenue Bonds, Series	9/23 at 100.00	A	1,449,114
	2013, 5.000%, 9/01/34
709,132	Total Tax Obligation/Limited			609,538,785
	Transportation – 22.0% (14.5% of Total Investments)
	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Second
	Subordinate Lien Series 2016B:
6,990	5.000%, 10/01/34	10/26 at 100.00	BBB+	8,578,268
5,445	5.000%, 10/01/36	10/26 at 100.00	BBB+	6,660,052
9,500	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge,	4/29 at 100.00	AA–	12,245,785
	Subordinate Series 2019S-H, 5.000%, 4/01/49
2,295	California Municipal Finance Authority, Special Facility Revenue Bonds, United Airlines,	No Opt. Call	BB	2,756,869
	Inc Los Angeles International Airport Project, Series 2019, 4.000%, 7/15/29 (AMT)
20,725	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,	1/24 at 100.00	BBB+	24,886,166
	Refunding Junior Lien Series 2013C, 6.500%, 1/15/43
45,735	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,	1/24 at 100.00	A–	53,437,689
	Refunding Series 2013A, 5.750%, 1/15/46
1,200	Long Beach, California, Harbor Revenue Bonds, Series 2015D, 5.000%, 5/15/42	5/25 at 100.00	AA	1,424,172
11,710	Long Beach, California, Harbor Revenue Bonds, Series 2017C, 5.000%, 5/15/47	5/27 at 100.00	AA	14,468,056
5,485	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	11/29 at 100.00	AA	7,301,193
	Airport, Refunding Senior Lien Series 2020A, 5.000%, 5/15/40, (WI/DD, Settling 3/11/20)
1,250	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/20 at 100.00	AA	1,260,550
	Airport, Senior Lien Series 2010D, 5.000%, 5/15/40 (UB) (5)
	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International
	Airport, Senior Lien Series 2015D:
2,600	5.000%, 5/15/31 (AMT)	5/25 at 100.00	AA	3,100,240
11,420	5.000%, 5/15/33 (AMT)	5/25 at 100.00	AA	13,585,460
3,000	5.000%, 5/15/36 (AMT)	5/25 at 100.00	AA	3,557,220
11,335	5.000%, 5/15/41 (AMT)	5/25 at 100.00	AA	13,328,033
1,500	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/26 at 100.00	AA–	1,827,420
	Airport, Subordinate Lien Series 2016A, 5.000%, 5/15/35 (AMT)
	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International
	Airport, Subordinate Lien Series 2016B:
1,765	5.000%, 5/15/30 (AMT)	5/26 at 100.00	AA–	2,169,044
1,000	5.000%, 5/15/34 (AMT)	5/26 at 100.00	AA–	1,219,950
6,835	5.000%, 5/15/46 (AMT)	5/26 at 100.00	AA–	8,198,104
	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International
	Airport, Subordinate Lien Series 2017A:
13,680	5.000%, 5/15/42 (AMT)	5/27 at 100.00	AA–	16,825,442
11,900	5.000%, 5/15/47 (AMT)	5/27 at 100.00	AA–	14,539,420
4,850	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/28 at 100.00	AA–	6,069,921
	Airport, Subordinate Lien Series 2018A, 5.000%, 5/15/44 (AMT)
22,015	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	11/27 at 100.00	AA–	27,308,067
	Airport, Subordinate Lien Series 2018C, 5.000%, 5/15/44 (AMT)
4,155	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/29 at 100.00	AA–	5,379,562
	Airport, Subordinate Lien Series 2019F, 5.000%, 5/15/38 (AMT)
5,000	Los Angeles Harbors Department, California, Revenue Bonds, Refunding Series 2014B,	8/24 at 100.00	AA	5,852,600
	5.000%, 8/01/44

NAC	Nuveen California Quality Municipal Income Fund Portfolio of Investments (continued) February 29, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	Los Angeles Harbors Department, California, Revenue Bonds, Series 2014C:
$ 1,160	5.000%, 8/01/34	8/24 at 100.00	AA	$ 1,360,146
1,575	5.000%, 8/01/35	8/24 at 100.00	AA	1,843,774
1,865	5.000%, 8/01/36	8/24 at 100.00	AA	2,177,984
6,610	5.000%, 8/01/44	8/24 at 100.00	AA	7,737,137
	Port of Oakland, California, Revenue Bonds, Refunding Series 2012P:
4,895	5.000%, 5/01/29 (AMT)	5/22 at 100.00	A+	5,303,879
7,340	5.000%, 5/01/31 (AMT)	5/22 at 100.00	A+	7,948,119
1,000	Riverside County Transportation Commission, California, Toll Revenue Senior Lien Bonds,	6/23 at 100.00	A–	1,136,070
	Series 2013A, 5.750%, 6/01/44
735	Sacramento Regional Transit District, California, Farebox Revenue Bonds, Refunding	9/20 at 100.00	A–	749,979
	Series 2012, 5.000%, 3/01/42
5,000	San Diego County Regional Airport Authority, California, Airport Revenue Bonds,	7/29 at 100.00	A+	6,524,300
	Refunding Subordinate Series 2019A, 5.000%, 7/01/49
9,550	San Diego County Regional Airport Authority, California, Airport Revenue Bonds, Senior	7/23 at 100.00	AA–	10,663,530
	Series 2013B, 5.000%, 7/01/43 (AMT)
5,000	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/27 at 100.00	A+	6,244,850
	International Airport, Governmental Purpose Second Series 2017B, 5.000%, 5/01/47
22,930	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/26 at 100.00	A+	28,140,613
	International Airport, Second Governmental Purpose Series 2016C, 5.000%, 5/01/46
4,500	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/24 at 100.00	A+	5,209,380
	International Airport, Second Series 2014B, 5.000%, 5/01/44
50,075	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/26 at 100.00	A+	60,101,517
	International Airport, Second Series 2016B, 5.000%, 5/01/46 (AMT)
	San Francisco Airports Commission, California, Revenue Bonds, San Francisco
	International Airport, Second Series 2017A:
2,500	5.250%, 5/01/42 (AMT)	5/27 at 100.00	A+	3,119,975
19,965	5.000%, 5/01/47 (AMT)	5/27 at 100.00	A+	24,371,475
	San Francisco Airports Commission, California, Revenue Bonds, San Francisco
	International Airport, Second Series 2018D:
37,935	5.000%, 5/01/43 (AMT)	5/28 at 100.00	A+	47,432,027
20,000	5.250%, 5/01/48 (AMT)	5/28 at 100.00	A+	25,274,600
9,350	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/28 at 100.00	A+	11,817,372
	International Airport, Second Series 2018E, 5.000%, 5/01/48
10,000	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/29 at 100.00	A+	12,637,100
	International Airport, Second Series 2019E, 5.000%, 5/01/50 (AMT)
	San Jose, California, Airport Revenue Bonds, Refunding Series 2017A:
3,250	5.000%, 3/01/36 (AMT)	3/27 at 100.00	A	4,010,955
3,000	5.000%, 3/01/37 (AMT)	3/27 at 100.00	A	3,695,790
439,625	Total Transportation			533,479,855
	U.S. Guaranteed – 16.7% (11.0% of Total Investments) (6)
7,000	ABAG Finance Authority for Non-Profit Corporations, California, Cal-Mortgage Insured	5/20 at 100.00	AA–	7,076,370
	Revenue Bonds, Channing House, Series 2010, 6.125%, 5/15/40 (Pre-refunded 5/15/20)
3,000	Antelope Valley Healthcare District, California, Revenue Bonds, Series 2011A, 7.250%,	3/21 at 100.00	N/R	3,191,910
	3/01/36 (Pre-refunded 3/01/21)
5,705	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge,	4/23 at 100.00	AA–	6,505,240
	Series 2013S-4, 5.250%, 4/01/48 (Pre-refunded 4/01/23)
	California Educational Facilities Authority, Revenue Bonds, University of San Francisco,
	Series 2011:
2,120	6.125%, 10/01/36 (Pre-refunded 10/01/21)	10/21 at 100.00	N/R	2,302,596
2,205	6.125%, 10/01/36 (Pre-refunded 10/01/21)	10/21 at 100.00	A2	2,396,747
16,405	California Health Facilities Financing Authority, Revenue Bonds, Childrens Hospital Los	7/20 at 100.00	AA	16,649,270
	Angeles, Series 2010A, 5.250%, 7/01/38 (Pre-refunded 7/01/20) – AGC Insured

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (6) (continued)
$ 1,700	California Health Facilities Financing Authority, Revenue Bonds, Providence Health &	10/24 at 100.00	N/R	$ 2,029,596
	Services, Refunding Series 2014A, 5.000%, 10/01/38 (Pre-refunded 10/01/24)
	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health,
	Series 2011B:
6,000	6.000%, 8/15/42 (Pre-refunded 8/15/20)	8/20 at 100.00	AA–	6,145,380
6,530	6.000%, 8/15/42 (Pre-refunded 8/15/20) (UB)	8/20 at 100.00	Aa3	6,688,222
5,360	California Infrastructure and Economic Development Bank, First Lien Revenue Bonds, San	No Opt. Call	Aaa	6,147,330
	Francisco Bay Area Toll Bridge, Series 2003A, 5.000%, 7/01/23 – AGM Insured (ETM)
11,580	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects	8/20 at 100.00	N/R	11,875,985
	Series 2010A, 6.400%, 8/15/45 (Pre-refunded 8/15/20)
3,795	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Series	7/20 at 100.00	Baa2	3,857,731
	2010A, 5.750%, 7/01/40 (Pre-refunded 7/01/20)
5,000	California Municipal Finance Authority, Revenue Bonds, University of La Verne, Series	6/20 at 100.00	A3	5,068,850
	2010A, 6.250%, 6/01/40 (Pre-refunded 6/01/20)
32,000	California Statewide Communities Development Authority, Revenue Bonds, Sutter Health,	8/20 at 100.00	AA–	32,775,360
	Series 2011A, 6.000%, 8/15/42 (Pre-refunded 8/15/20)
6,450	California Statewide Communities Development Authority, School Facility Revenue Bonds,	7/21 at 100.00	B+	6,987,801
	Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46 (Pre-refunded 7/01/21)
4,680	Contra Costa County, California, GNMA Mortgage-Backed Securities Program Home Mortgage	No Opt. Call	Aaa	4,892,285
	Revenue Bonds, Series 1988, 8.250%, 6/01/21 (AMT) (ETM)
4,265	Escondido Joint Powers Financing Authority, California, Revenue Bonds, Water System	3/22 at 100.00	AA–	4,638,273
	Financing, Series 2012, 5.000%, 9/01/41 (Pre-refunded 3/01/22)
45,725	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,	1/24 at 100.00	A–	55,050,614
	Refunding Series 2013A, 6.000%, 1/15/53 (Pre-refunded 1/15/24)
	Marysville, California, Revenue Bonds, Fremont-Rideout Health Group, Series 2011:
275	5.125%, 1/01/32 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R	285,092
525	5.200%, 1/01/34 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R	544,593
125	5.250%, 1/01/35 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R	129,716
250	5.250%, 1/01/37 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R	259,433
15,615	5.250%, 1/01/42 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R	16,204,154
	National City Community Development Commission, California, Tax Allocation Bonds,
	National City Redevelopment Project, Series 2011:
4,450	6.500%, 8/01/24 (Pre-refunded 8/01/21)	8/21 at 100.00	A	4,819,706
3,000	7.000%, 8/01/32 (Pre-refunded 8/01/21)	8/21 at 100.00	A	3,268,560
7,500	Newport Beach, California, Revenue Bonds, Hoag Memorial Hospital Presbyterian, Series	12/21 at 100.00	N/R	8,190,675
	2011A, 6.000%, 12/01/40 (Pre-refunded 12/01/21)
1,655	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field	9/21 at 100.00	A–	1,806,466
	Redevelopment Project, Series 2011, 6.750%, 9/01/40 (Pre-refunded 9/01/21)
5,840	Orange County Water District, California, Revenue Certificates of Participation, Series	No Opt. Call	N/R	7,889,490
	1999A, 5.375%, 8/15/29 (ETM)
905	Orange County Water District, California, Revenue Certificates of Participation, Series	8/32 at 100.00	N/R	1,317,227
	2003B, 5.000%, 8/15/34 (Pre-refunded 8/15/32) – NPFG Insured
2,370	Oxnard School District, Ventura County, California, General Obligation Bonds, Election	8/23 at 100.00	AA	2,722,419
	2012 Series 2013B, 5.000%, 8/01/43 (Pre-refunded 8/01/23) – AGM Insured
2,575	Oxnard School District, Ventura County, California, General Obligation Bonds, Refunding	2/22 at 103.00	A+	2,901,381
	Series 2001A, 5.750%, 8/01/30 (Pre-refunded 2/01/22) – NPFG Insured
39,485	Palomar Pomerado Health Care District, California, Certificates of Participation, Series	11/20 at 100.00	Ba1	40,862,632
	2010, 6.000%, 11/01/41 (Pre-refunded 11/01/20)
1,480	Pomona, California, GNMA/FHLMC Collateralized Single Family Mortgage Revenue Refunding	No Opt. Call	Aaa	1,663,076
	Bonds, Series 1990B, 7.500%, 8/01/23 (ETM)
2,000	Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, Series 2002E,	No Opt. Call	C	2,597,820
	6.000%, 8/01/26 (ETM)

NAC	Nuveen California Quality Municipal Income Fund Portfolio of Investments (continued) February 29, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (6) (continued)
$ 5,335	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series	9/21 at 100.00	A–	$ 5,741,474
	2011A, 5.750%, 9/01/30 (Pre-refunded 9/01/21)
6,750	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Interstate 215	10/20 at 100.00	N/R	6,976,935
	Corridor Redevelopment Project Area, Series 2010E, 6.500%, 10/01/40 (Pre-refunded 10/01/20)
2,885	Riverside County Redevelopment Agency, California, Tax Allocation Housing Bonds, Series	10/20 at 100.00	A2	2,974,695
	2010A, 6.000%, 10/01/39 (Pre-refunded 10/01/20)
1,460	Rohnert Park Community Development Commission, California, Tax Allocation Bonds,	3/20 at 100.00	Baa2	1,503,333
	Redevelopment Project Series 2007R, 5.000%, 8/01/37 – FGIC Insured (ETM)
445	Sacramento Regional Transit District, California, Farebox Revenue Bonds, Refunding	9/20 at 100.00	N/R	454,674
	Series 2012, 5.000%, 3/01/42 (Pre-refunded 9/01/20)
6,500	San Diego Community College District, California, General Obligation Bonds, Refunding	8/21 at 100.00	AAA	6,908,850
	Series 2011, 5.000%, 8/01/41 (Pre-refunded 8/01/21)
2,135	San Diego County Regional Transportation Commission, California, Sales Tax Revenue	4/22 at 100.00	AAA	2,329,605
	Bonds, Refunding Series 2012A, 5.000%, 4/01/42 (Pre-refunded 4/01/22)
5,000	San Diego County Regional Transportation Commission, California, Sales Tax Revenue	4/24 at 100.00	AAA	5,865,000
	Bonds, Series 2014A, 5.000%, 4/01/44 (Pre-refunded 4/01/24)
	San Diego Public Facilities Financing Authority, California, Sewerage Revenue Bonds,
	Refunding Series 2010A:
11,320	5.250%, 5/15/25 (Pre-refunded 5/15/20)	5/20 at 100.00	AA+	11,425,163
11,000	5.250%, 5/15/26 (Pre-refunded 5/15/20)	5/20 at 100.00	AA+	11,102,190
12,000	5.250%, 5/15/27 (Pre-refunded 5/15/20)	5/20 at 100.00	AA+	12,112,680
7,170	5.250%, 5/15/28 (Pre-refunded 5/15/20)	5/20 at 100.00	AA+	7,237,326
5,580	San Francisco City and County Public Utilities Commission, California, Water Revenue	11/21 at 100.00	Aa2	5,988,065
	Bonds, Series 2011A, 5.000%, 11/01/41 (Pre-refunded 11/01/21) (UB) (5)
	San Francisco City and County Public Utilities Commission, California, Water Revenue
	Bonds, Tender Option Bond Trust 2015-XF0226:
750	15.053%, 6/01/20, 144A (Pre-refunded 5/01/22) (IF) (5)	5/22 at 100.00	Aa2	1,034,340
750	14.953%, 5/01/21, 144A (Pre-refunded 11/01/21) (IF) (5)	11/21 at 100.00	Aa2	969,383
780	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds,	2/21 at 100.00	A–	823,220
	Mission Bay North Redevelopment Project, Series 2011C, 6.750%, 8/01/41 (Pre-refunded 2/01/21)
	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue
	Bonds, Mission Bay South Redevelopment Project, Series 2011D:
785	7.000%, 8/01/33 (Pre-refunded 2/01/21)	2/21 at 100.00	BBB+	829,980
980	7.000%, 8/01/41 (Pre-refunded 2/01/21)	2/21 at 100.00	BBB+	1,036,154
2,750	San Jose Redevelopment Agency, California, Housing Set-Aside Tax Allocation Bonds,	8/20 at 100.00	AA–	2,805,330
	Merged Area Redevelopment Project, Series 2010A-1, 5.500%, 8/01/35 (Pre-refunded 8/01/20)
	San Mateo Union High School District, San Mateo County, California, General Obligation
	Bonds, Election 2010 Series 2011A:
220	5.000%, 9/01/42 (Pre-refunded 9/01/21)	9/21 at 100.00	N/R	234,311
1,895	5.000%, 9/01/42 (Pre-refunded 9/01/21)	9/21 at 100.00	Aaa	2,019,748
7,860	Santa Ana Community Redevelopment Agency, California, Tax Allocation Bonds, Merged	3/21 at 100.00	N/R	8,335,294
	Project Area, Series 2011A, 6.750%, 9/01/28 (Pre-refunded 3/01/21)
2,475	Temecula Redevelopment Agency, California, Redevelopment Project 1 Tax Allocation	8/21 at 100.00	N/R	2,694,285
	Housing Bonds Series 2011A, 7.000%, 8/01/39 (Pre-refunded 8/01/21)
1,200	Turlock Public Financing Authority, California, Tax Allocation Revenue Bonds, Series	3/21 at 100.00	N/R	1,280,976
	2011, 7.500%, 9/01/39 (Pre-refunded 3/01/21)
1,000	Union City Community Redevelopment Agency, California, Tax Allocation Revenue Bonds,	12/21 at 100.00	A+	1,108,900
	Redevelopment Project, Subordinate Lien Series 2011, 6.875%, 12/01/33 (Pre-refunded 12/01/21)
8,760	University of California Regents, Medical Center Pooled Revenue Bonds, Series 2013J,	5/23 at 100.00	AA–	10,037,033
	5.250%, 5/15/31 (Pre-refunded 5/15/23)
10,700	Upland, California, Certificates of Participation, San Antonio Community Hospital,	1/21 at 100.00	BBB+	11,216,703
	Series 2011, 6.500%, 1/01/41 (Pre-refunded 1/01/21)
	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue
	Bonds, Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A:
865	6.000%, 9/01/26 (Pre-refunded 9/01/21)	9/21 at 100.00	N/R	933,984
1,420	6.500%, 9/01/32 (Pre-refunded 9/01/21)	9/21 at 100.00	N/R	1,543,568

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (6) (continued)
$ 4,000	Yuba Community College District, California, General Obligation Bonds, Election 2006	8/21 at 100.00	Aa2	$ 4,265,640
	Series 2011C, 5.250%, 8/01/47 (Pre-refunded 8/01/21)
382,340	Total U.S. Guaranteed			411,530,839
	Utilities – 11.2% (7.3% of Total Investments)
	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds,
	Series 2007A:
14,140	5.000%, 11/15/35	No Opt. Call	A+	19,932,168
7,610	5.500%, 11/15/37	No Opt. Call	A+	11,534,477
33,735	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	7/22 at 100.00	AA	36,947,247
	Series 2012B, 5.000%, 7/01/43
4,865	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	7/23 at 100.00	AA	5,546,538
	Series 2013B, 5.000%, 7/01/28
4,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	1/24 at 100.00	AA	4,568,200
	Series 2014B, 5.000%, 7/01/43
43,605	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	1/27 at 100.00	AA	54,375,435
	Series 2017A, 5.000%, 7/01/42
53,615	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	7/27 at 100.00	AA	67,335,078
	Series 2017C, 5.000%, 7/01/47
10,650	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	1/28 at 100.00	AA	13,707,402
	Series 2018A, 5.000%, 7/01/38
	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,
	Series 2018D:
8,960	5.000%, 7/01/38	7/28 at 100.00	AA	11,688,768
8,215	5.000%, 7/01/39	7/28 at 100.00	AA	10,694,451
8,980	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	1/29 at 100.00	AA	11,609,434
	Series 2019A, 5.000%, 7/01/45
4,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	7/29 at 100.00	AA	5,215,360
	Series 2019C, 5.000%, 7/01/49
3,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	7/22 at 100.00	Aa2	4,142,670
	Tender Option Bond Trust 2015-XF2047, 14.462%, 7/01/43, 144A (IF) (5)
2,500	Sacremento Municipal Utility District, California, Electric Revenue Bonds, Tender Option	8/23 at 100.00	AA	3,856,275
	Bond Trust 2016-XG0060, 15.049%, 8/15/41, 144A (IF) (5)
	Southern California Public Power Authority, California, Revenue Bonds, Apex Power
	Project Series 2014A:
1,565	5.000%, 7/01/35	7/24 at 100.00	AA	1,830,753
1,500	5.000%, 7/01/38	7/24 at 100.00	AA	1,748,460
4,000	Southern California Public Power Authority, Natural Gas Project 1 Revenue Bonds, Series	No Opt. Call	A	5,496,160
	2007A, 5.000%, 11/01/33
214,940	Total Utilities			270,228,876
	Water and Sewer – 13.9% (9.1% of Total Investments)
	Bay Area Water Supply and Conservation Agency, California, Revenue Bonds, Capital Cost
	Recovery Prepayment Program, Series 2013A:
2,000	5.000%, 10/01/27	4/23 at 100.00	AA–	2,258,100
6,010	5.000%, 10/01/29	4/23 at 100.00	AA–	6,762,031
7,000	5.000%, 10/01/34	4/23 at 100.00	AA–	7,881,720
5,000	California Infrastructure and Economic Development Bank Clean Water State Revolving Fund	4/28 at 100.00	AAA	6,403,800
	Revenue Bonds, Green Series 2018, 5.000%, 10/01/43
	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds,
	Poseidon Resources Channelside LP Desalination Project, Series 2012:
3,925	5.000%, 7/01/37 (AMT), 144A	7/22 at 100.00	BBB	4,287,199
65,500	5.000%, 11/21/45 (AMT), 144A	7/22 at 100.00	BBB	71,218,150
145	California Statewide Community Development Authority, Water and Wastewater Revenue	3/20 at 100.00	AA	145,505
	Bonds, Pooled Financing Program, Series 2003A, 5.250%, 10/01/23 – AGM Insured

NAC	Nuveen California Quality Municipal Income Fund Portfolio of Investments (continued) February 29, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$ 385	California Statewide Community Development Authority, Water and Wastewater Revenue	3/20 at 100.00	AA	$ 386,340
	Bonds, Pooled Financing Program, Series 2004A, 5.250%, 10/01/24 – AGM Insured
2,500	Central Basin Municipal Water District, California, Certificates of Participation,	3/20 at 100.00	AA	2,528,600
	Tender Option Bond Trust 2016-XG0038, 14.550%, 8/01/39 – AGC
	Insured, 144A (IF) (5)
5,000	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California,	6/27 at 100.00	AAA	5,842,950
	Water System Revenue Bonds, Green Series 2017A, 4.000%, 6/01/45
	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California,
	Water System Revenue Bonds, Green Series 2019A:
8,715	5.000%, 6/01/44	6/29 at 100.00	AAA	11,442,882
7,890	5.000%, 6/01/49	6/29 at 100.00	AAA	10,292,821
10,000	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California,	6/24 at 100.00	AAA	11,734,800
	Water System Revenue Bonds, Series 2014C, 5.000%, 6/01/44
4,950	East Valley Water District Financing Authority, California, Refunding Revenue Bonds,	10/20 at 100.00	AA–	5,069,790
	Series 2010, 5.000%, 10/01/40
	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds,
	Series 2011A:
23,430	5.250%, 7/01/39 (UB) (5)	1/21 at 100.00	AA+	24,286,132
2,000	5.000%, 7/01/41	1/21 at 100.00	AA+	2,068,800
2,355	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series	7/22 at 100.00	AA+	2,583,270
	2012B, 5.000%, 7/01/37
24,070	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series	7/24 at 100.00	AA+	27,902,185
	2014A, 5.000%, 7/01/44
6,770	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series	1/26 at 100.00	AA+	8,209,844
	2016A, 5.000%, 7/01/46
10,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series	1/27 at 100.00	AA+	12,508,300
	2017A, 5.000%, 7/01/41
10,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series	1/28 at 100.00	AA+	12,661,600
	2018A, 5.000%, 7/01/48
	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds,
	Series 2018B:
2,000	5.000%, 7/01/38	7/28 at 100.00	AA+	2,612,800
6,650	5.000%, 7/01/48	7/28 at 100.00	AA+	8,526,630
1,490	Los Angeles, California, Wastewater System Revenue Bonds, Green Series 2015C,	6/25 at 100.00	AA+	1,771,506
	5.000%, 6/01/45
4,420	Los Angeles, California, Wastewater System Revenue Bonds, Green Subordinate Lien Series	6/27 at 100.00	AA	5,573,487
	2017A, 5.250%, 6/01/47
5,000	Los Angeles, California, Wastewater System Revenue Bonds, Green Subordinate Series	6/28 at 100.00	AA	6,309,400
	2018A, 5.000%, 6/01/48
	Los Angeles, California, Wastewater System Revenue Bonds, Refunding Subordinate Lien
	Series 2013A:
1,245	5.000%, 6/01/34	6/23 at 100.00	AA	1,408,655
6,840	5.000%, 6/01/35	6/23 at 100.00	AA	7,729,747
7,525	Moulton Niguel Water District, California, Certificates of Participation, Series 2019,	3/29 at 100.00	AAA	8,117,819
	3.000%, 9/01/44
3,500	Placerville Public Financing Authority, California, Wastewater System Refinancing and	3/20 at 100.00	N/R	3,505,775
	Improvement Project Revenue Bonds, Series 2006, 5.000%, 9/01/34 – SYNCORA GTY Insured
3,195	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A,	3/20 at 100.00	Ca	3,322,800
	6.000%, 7/01/44
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A:
1,730	5.500%, 7/01/28	7/22 at 100.00	Ca	1,890,025
6,390	5.750%, 7/01/37	7/22 at 100.00	Ca	7,013,025
5,235	6.000%, 7/01/47	7/22 at 100.00	Ca	5,758,500
2,525	Sacramento County Sanitation Districts Financing Authority, California, Revenue Bonds,	No Opt. Call	AA	2,617,516
	Crossover Refunding Series 2001, 5.500%, 12/01/20 – AMBAC Insured

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$ 3,000	Sacramento County Sanitation Districts Financing Authority, California, Revenue Bonds,	6/24 at 100.00	AA	$ 3,524,430
	Sacramento Regional County Sanitation District, Series 2014A, 5.000%, 12/01/33
5,825	Sacramento, California, Wastewater Revenue Bonds, Series 2013, 5.000%, 9/01/42	9/23 at 100.00	AA	6,659,256
4,000	San Diego Public Facilities Financing Authority, California, Water Utility Revenue	8/26 at 100.00	Aa3	4,983,960
	Bonds, Refunding Subordinate Lien Series 2016B, 5.000%, 8/01/37
2,570	San Francisco City and County Public Utilities Commission, California, Wastewater	4/28 at 100.00	AA	3,284,768
	Revenue Bonds, Series 2018B, 5.000%, 10/01/43
	Silicon Valley Clean Water, Mateo County, California, Wastewater Revenue Bonds,
	Series 2015:
3,000	5.000%, 8/01/40	8/25 at 100.00	AA	3,582,150
1,600	5.000%, 8/01/45	8/25 at 100.00	AA	1,897,776
1,095	Silicon Valley Clean Water, Mateo County, California, Wastewater Revenue Bonds, Series	2/28 at 100.00	AA	1,270,092
	2018, 4.000%, 8/01/46
286,480	Total Water and Sewer			327,834,936
$ 3,467,614	Total Long-Term Investments (cost $3,210,144,624)			3,686,495,722
	Floating Rate Obligations – (1.1)%			(27,580,000)
	MuniFund Preferred Shares, net of deferred offering costs – (13.2)% (9)			(319,771,556)
	Variable Rate Demand Preferred Shares, net of deferred offering costs – (39.4)% (10)			(954,064,487)
	Other Assets Less Liabilities – 1.3%			33,342,868
	Net Asset Applicable to Common Shares – 100%			$ 2,418,422,547

(1)     All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)     Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)     For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)     Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
(5)     Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)     Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(7)     Effective February 12, 2019, the par value of the original bonds was replaced with taxable and tax exempt Puerto Rico Sales Tax Financing Corporation (commonly known as (COFINA) bond units that are collateralized by a bundle of zero and coupon paying bonds. The quantity shown represents units in a trust, which were assigned according to the original bond’s accreted value. These securities do not have a stated coupon interest rate and income will be recognized through accretion of the discount associated with the trust units. The factor at which these units accrete can also decrease, primarily for principal payments generated from coupon payments received or dispositions of the underlying bond collateral. The quantity of units will not change as a result of these principal payments.
(8)     Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(9)     MuniFund Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 8.7%.
(10)   Variable Rate Demand Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 25.9%.
144A Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT  Alternative Minimum Tax ETM Escrowed to maturity
IF      Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
UB     Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.
WI/DD Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

Statement of Assets and Liabilities
February 29, 2020
	NCA	NCB	NKX	NAC
Assets
Long-term investments, at value (cost $256,171,597, $41,924,532,
$1,074,026,406 and $3,210,144,624, respectively)	$303,306,949	$50,164,173	$1,258,787,172	$3,686,495,722
Short-term investments, at value (cost approximates value)	4,750,000	4,000,000	—	—
Cash	—	782,250	—	—
Receivable for:
Interest	2,814,869	542,909	13,402,703	39,624,220
Investments sold	1,094,833	500,000	3,908,667	19,303,500
Other assets	44,146	21	344,597	1,028,432
Total assets	312,010,797	55,989,353	1,276,443,139	3,746,451,874
Liabilities
Cash overdraft	751,995	—	1,098,141	9,463,033
Floating rate obligations	—	—	20,975,000	27,580,000
Payable for:
Dividends	753,960	125,374	2,350,137	7,295,368
Interest	—	—	113,097	74,716
Investments purchased – when issued/delayed-delivery settlement	—	—	—	7,242,943
MuniFund Preferred (“MFP”) Shares, net of deferred offering costs
(liquidation preference $—, $—, $140,400,000 and $320,000,000, respectively)	—	—	139,978,909	319,771,556
Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs
(liquidation preference $—, $—, $292,200,000 and $957,600,000, respectively)	—	—	290,424,655	954,064,487
Accrued expenses:
Management fees	111,820	24,181	576,409	1,616,276
Directors/Trustees fees	45,074	188	153,170	607,653
Professional fees	26,934	25,989	32,351	43,007
Other	42,991	17,112	79,540	270,288
Total liabilities	1,732,774	192,844	455,781,409	1,328,029,327
Net Assets applicable to common shares	$310,278,023	$55,796,509	$820,661,730	$2,418,422,547
Common shares outstanding	28,090,999	3,302,961	47,520,334	144,735,059
Net asset value (“NAV”) per common share outstanding	$11.05	$16.89	$17.27	$16.71
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$280,910	$33,030	$475,203	$1,447,351
Paid-in surplus	266,288,699	47,218,878	636,947,679	1,965,695,235
Total distributable earnings	43,708,414	8,544,601	183,238,848	451,279,961
Net assets applicable to common shares	$310,278,023	$55,796,509	$820,661,730	$2,418,422,547
Authorized shares:
Common	250,000,000	Unlimited	Unlimited	Unlimited
Preferred	N/A	N/A	Unlimited	Unlimited

N/A – Fund is not authorized to issue Preferred shares.

See accompanying notes to financial statements.

Statement of Operations

Year Ended February 29, 2020

	NCA	NCB	NKX	NAC
Investment Income	$11,149,627	$2,138,287	$47,641,276	$146,312,254
Expenses
Management fees	1,374,770	299,864	7,016,503	19,862,103
Interest expense and amortization of offering costs	—	—	7,071,479	25,175,070
Liquidity fees	—	—	2,145,855	4,830,111
Remarketing fees	—	—	679,820	574,950
Custodian fees	40,310	17,846	120,872	317,468
Directors/Trustees fees	7,808	1,407	31,538	93,708
Professional fees	36,551	30,043	168,155	305,957
Shareholder reporting expenses	28,316	10,254	46,648	106,045
Shareholder servicing agent fees	11,148	136	9,262	31,411
Stock exchange listing fees	7,812	6,899	13,419	40,901
Investor relations expenses	11,707	2,153	44,168	129,922
Other	23,499	11,940	151,243	490,287
Total expenses	1,541,921	380,542	17,498,962	51,957,933
Net investment income (loss)	9,607,706	1,757,745	30,142,314	94,354,321
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from Investments	(14,989)	592,194	3,171,600	5,206,326
Change in net unrealized appreciation (depreciation) of Investments	25,668,841	4,019,668	95,928,915	248,933,863
Net realized and unrealized gain (loss)	25,653,852	4,611,862	99,100,515	254,140,189
Net increase (decrease) in net assets applicable to
common shares from operations	$35,261,558	$6,369,607	$129,242,829	$348,494,510

See accompanying notes to financial statements.

Statement of Changes in Net Assets
	NCA		NCB
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	2/29/20	2/28/19	2/29/20	2/28/19
Operations
Net investment income (loss)	$9,607,706	$9,622,462	$1,757,745	$2,166,294
Net realized gain (loss) from investments	(14,989)	(1,313,991)	592,194	86,181
Change in net unrealized appreciation (depreciation) of investments	25,668,841	(197,417)	4,019,668	(999,368)
Net increase (decrease) in net assets applicable to common shares
from operations	35,261,558	8,111,054	6,369,607	1,253,107
Distributions to Common Shareholders
Dividends	(9,607,122)	(9,607,122)	(2,220,524)	(2,138,200)
Decrease in net assets applicable to common shares from
distributions to common shareholders	(9,607,122)	(9,607,122)	(2,220,524)	(2,138,200)
Capital Share Transactions
Common shares:
Proceeds from shelf offering, net of offering costs	—	(1,556)	—	—
Net proceeds from shares issued to shareholders due to
reinvestment of distributions	—	—	31,433	31,943
Cost of shares repurchased and retired	—	—	—	—
Net increase (decrease) in net assets applicable to common
shares from capital share transactions	—	(1,556)	31,433	31,943
Net increase (decrease) in net assets applicable to common shares	25,654,436	(1,497,624)	4,180,516	(853,150)
Net assets applicable to common shares at the beginning of period	284,623,587	286,121,211	51,615,993	52,469,143
Net assets applicable to common shares at the end of period	$310,278,023	$284,623,587	$55,796,509	$51,615,993

See accompanying notes to financial statements.

	NKX		NAC
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	2/29/20	2/28/19	2/29/20	2/28/19
Operations
Net investment income (loss)	$30,142,314	$31,321,331	$94,354,321	$97,423,796
Net realized gain (loss) from investments	3,171,600	2,770,988	5,206,326	1,054,229
Change in net unrealized appreciation (depreciation) of investments	95,928,915	(8,325,710)	248,933,863	(34,672,283)
Net increase (decrease) in net assets applicable to common shares
from operations	129,242,829	25,766,609	348,494,510	63,805,742
Distributions to Common Shareholders
Dividends	(29,367,566)	(30,753,357)	(93,354,113)	(97,862,777)
Decrease in net assets applicable to common shares from
distributions to common shareholders	(29,367,566)	(30,753,357)	(93,354,113)	(97,862,777)
Capital Share Transactions
Common shares:
Proceeds from shelf offering, net of offering costs	—	—	—	—
Net proceeds from shares issued to shareholders due to
reinvestment of distributions	—	—	—	—
Cost of shares repurchased and retired	—	(2,889,031)	—	(4,612,925)
Net increase (decrease) in net assets applicable to common
shares from capital share transactions	—	(2,889,031)	—	(4,612,925)
Net increase (decrease) in net assets applicable to common shares	99,875,263	(7,875,779)	255,140,397	(38,669,960)
Net assets applicable to common shares at the beginning of period	720,786,467	728,662,246	2,163,282,150	2,201,952,110
Net assets applicable to common shares at the end of period	$820,661,730	$720,786,467	$2,418,422,547	$2,163,282,150

See accompanying notes to financial statements.

Statement of Cash Flows

Year Ended February 29, 2020

	NKX	NAC
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$129,242,829	$348,494,510
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(136,830,073)	(386,735,129)
Proceeds from sales and maturities of investments	132,064,425	379,556,618
Taxes paid	(7,994)	(12,291)
Amortization (Accretion) of premiums and discounts, net	1,304,672	8,795,981
Amortization of deferred offering costs	98,467	197,538
(Increase) Decrease in:
Receivable for interest	434,238	2,037,368
Receivable for investments sold	(2,068,417)	(16,769,529)
Other assets	(25,884)	(86,359)
Increase (Decrease) in:
Payable for interest	113,097	74,716
Investments purchased - when-issued/delayed-delivery settlement	—	7,242,943
Accrued management fees	48,111	124,655
Accrued Directors/Trustees fees	28,490	113,554
Accrued professional fees	(2,090)	(3,977)
Accrued other expenses	(92,684)	(76,973)
Net realized (gain) loss from:
Investments	(3,171,600)	(5,206,326)
Paydowns	4,107	12,048
Change in net unrealized (appreciation) depreciation of investments	(95,928,915)	(248,933,863)
Net cash provided by (used in) operating activities	25,210,779	88,825,484
Cash Flow from Financing Activities:
Proceeds from borrowings	20,742,199	232,914,479
Repayment of borrowings	(20,742,199)	(232,914,479)
Increase (Decrease) in cash overdraft	1,098,141	4,984,154
Cash distributions paid to common shareholders	(29,358,812)	(93,809,638)
Net cash provided by (used in) financing activities	(28,260,671)	(88,825,484)
Net Increase (Decrease) in Cash	(3,049,892)	—
Cash at the beginning of period	3,049,892	—
Cash at the end of period	$—	$—

Supplemental Disclosures of Cash Flow Information	NKX	NAC
Cash paid for interest (excluding amortization of offering costs)	$6,881,847	$25,220,075

See accompanying notes to financial statements.

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Financial Highlights

Selected data for a common share outstanding throughout each period:

				Less Distributions
	Investment Operations			to Common Shareholders						Common Share
										Premium
										per
						From				Share
	Beginning	Net	Net		From	Accumu-				Sold
	Common	Investment	Realized/		Net	lated Net		Shelf		through			Ending
	Share	Income	Unrealized		Investment	Realized		Offering		Shelf		Ending	Share
	NAV	(Loss)	Gain (Loss)	Total	Income	Gains	Total	Costs		Offering		NAV	Price
NCA
Year Ended 2/28–2/29:
2020	$10.13	$0.34	$0.92	$1.26	$(0.34)	$—	$(0.34)	$—		$—		$11.05	$10.45
2019	10.19	0.34	(0.06)	0.28	(0.34)	—	(0.34)	—	*	—		10.13	9.42
2018	10.24	0.38	(0.03)	0.35	(0.40)	—	(0.40)	—		—	*	10.19	9.55
2017	10.56	0.42	(0.32)	0.10	(0.44)	—	(0.44)	—		0.02		10.24	10.21
2016	10.54	0.45	0.03	0.48	(0.47)	—	(0.47)	—		0.01		10.56	10.79

NCB
Year Ended 2/28–2/29:
2020	15.64	0.53	1.39	1.92	(0.55)	(0.12)	(0.67)	—		—		16.89	15.70
2019	15.90	0.66	(0.27)	0.39	(0.65)	—	(0.65)	—		—		15.64	16.00
2018	16.28	0.68	(0.10)	0.58	(0.83)	(0.13)	(0.96)	—		—		15.90	15.62
2017	17.23	0.77	(0.73)	0.04	(0.79)	(0.20)	(0.99)	—		—		16.28	16.70
2016	17.50	0.82	(0.05)	0.77	(0.81)	(0.23)	(1.04)	—		—		17.23	17.70

(a)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

*	Rounds to less than $0.01 per share.

		Common Share Supplemental Data/
		Ratios Applicable to Common Shares
Common Share
Total Returns			Ratios to Average Net Assets

	Based	Ending
Based	on	Net		Net	Portfolio
on	Share	Assets		Investment	Turnover
NAV(a)	Price(a)	(000)	Expenses(b)	Income (Loss)	Rate(c)

12.63%	14.67%	$ 310,278	0.52%	3.22%	8%
2.82	2.31	284,624	0.62	3.38	38
3.45	(2.72)	286,121	0.56	3.67	23
1.12	(1.32)	285,491	0.58	4.00	25
4.81	6.08	279,880	0.64	4.35	10

12.52	2.31	55,797	0.71	3.27	25
2.50	6.77	51,616	0.76	4.17	27
3.56	(0.90)	52,469	0.77	4.14	8
0.25	0.10	53,601	0.74	4.52	23
4.57	12.91	56,673	0.74	4.78	8

(b)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, (as described in Note 4 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

NCA		NCB
Year Ended 2/28–2/29:		Year Ended 2/28–2/29:
2020	—%	2020	—%
2019	—	2019	—
2018	—	2018	—
2017	0.01	2017	—
2016	0.01	2016	—

(c)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives, Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

Financial Highlights (continued)

Selected data for a common share outstanding throughout each period:

					Less Distributions
		Investment Operations			to Common Shareholders					Common Share
								Premium		Discount
						From		per		per
						Accumu-		Share		Share
	Beginning	Net	Net		From	lated		Sold		Repur-
	Common	Investment	Realized/		Net	Net		through		chased		Ending
	Share	Income	Unrealized		Investment	Realized		Shelf		and	Ending	Share
	NAV	(Loss)	Gain (Loss)	Total	Income	Gains	Total	Offering		Retired	NAV	Price
NKX
Year Ended 2/28-2/29:
2020	$15.17	$0.63	$2.09	$2.72	$(0.62)	$—	$(0.62)	$—		$—	$17.27	$15.53
2019	15.26	0.66	(0.11)	0.55	(0.65)	—	(0.65)	—		0.01	15.17	13.50
2018	15.35	0.72	(0.04)	0.68	(0.77)	—	(0.77)	—		—	15.26	13.97
2017	16.17	0.76	(0.71)	0.05	(0.83)	(0.04)	(0.87)	—		—	15.35	14.62
2016	15.95	0.82	0.27	1.09	(0.87)	—	(0.87)	—		—	16.17	15.63

NAC
Year Ended 2/28-2/29:
2020	14.95	0.65	1.76	2.41	(0.65)	—	(0.65)	—		—	16.71	15.09
2019	15.17	0.67	(0.22)	0.45	(0.68)	—	(0.68)	—		0.01	14.95	13.30
2018	15.31	0.73	(0.10)	0.63	(0.77)	—	(0.77)	—		—	15.17	13.49
2017	16.06	0.78	(0.66)	0.12	(0.87)	—	(0.87)	—	*	—	15.31	14.55
2016	15.96	0.88	0.15	1.03	(0.93)	—	(0.93)	—		—	16.06	15.84

(a)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

*	Rounds to less than $0.01 per share.

		Common Share Supplemental Data/
		Ratios Applicable to Common Shares
Common Share
Total Returns			Ratios to Average Net Assets(b)

	Based	Ending
Based	on	Net		Net	Portfolio
on	Share	Assets		Investment	Turnover
NAV(a)	Price(a)	(000)	Expenses(c)	Income (Loss)	Rate(d)

18.23%	19.88%	$ 820,662	2.27%	3.91%	11%
3.73	1.45	720,786	2.50	4.34	28
4.42	0.51	728,662	2.24	4.58	14
0.21	(1.10)	732,649	1.83	4.70	25
7.09	12.93	771,466	1.48	5.22	20

16.37	18.54	2,418,423	2.26	4.11	11
3.01	3.79	2,163,282	2.42	4.48	30
4.19	(2.27)	2,201,952	1.97	4.71	14
0.63	(2.89)	2,221,595	1.77	4.93	23
6.73	9.79	1,724,746	1.42	5.62	15

(b)	Net Investment Income (Loss) ratios reflect income earned and expenses incurred (as further described below) on assets attributable to preferred shares issued by the Fund.
(c)
The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 5 – Fund Shares, Preferred Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 4 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

NKX		NAC
Year Ended 2/28-2/29:		Year Ended 2/28-2/29:
2020	1.28%	2020	1.33%
2019	1.45	2019	1.45
2018	1.20	2018	1.02
2017	0.82	2017	0.79
2016	0.48	2016	0.48

(d)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives, Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

Financial Highlights (continued)

									iMTP, MFP, VMTP
									and/or VRDP
	iMTP Shares		MFP Shares at		VMTP Shares at the		VRDP Shares		Shares at the
	at the End of the Period		the End of the Period		End of the Period		at the End of the Period		End of the Period
	Aggregate	Asset	Aggregate	Asset	Aggregate	Asset	Aggregate	Asset	Asset Coverage
	Amount	Coverage	Amount	Coverage	Amount	Coverage	Amount	Coverage	Per $1
	Outstanding	Per $5,000	Outstanding	Per $100,000	Outstanding	Per $100,000	Outstanding	Per $100,000	Liquidation
	(000)	Share	(000)	Share	(000)	Share	(000)	Share	Preference
NKX
Year Ended 2/28-2/29:
2020	$ —	$ —	$140,400	$289,705	$ —	$ —	$292,200	$289,705	$2.90
2019	—	—	140,400	266,617	—	—	292,200	266,617	2.67
2018	—	—	140,400	268,438	—	—	292,200	268,438	2.68
2017	36,000	13,468	—	—	—	—	396,600	269,359	2.69
2016	36,000	16,775	—	—	—	—	291,600	335,490	3.35

NAC
Year Ended 2/28-2/29:
2020	—	—	320,000	289,294	—	—	957,600	289,294	2.89
2019	—	—	320,000	269,324	—	—	957,600	269,324	2.69
2018	—	—	320,000	272,351	—	—	957,600	272,351	2.72
2017	—	—	—	—	145,000	301,487	957,600	301,487	3.01
2016	—	—	—	—	—	—	699,600	346,533	—

See accompanying notes to financial statements.

Notes to
Financial Statements
1. General Information
Fund Information
The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):
• Nuveen California Municipal Value Fund, Inc. (NCA)
• Nuveen California Municipal Value Fund 2 (NCB)
• Nuveen California AMT-Free Quality Municipal Income Fund (NKX)
• Nuveen California Quality Municipal Income Fund (NAC)
The Funds are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as diversified closed-end management investment companies. NCA was incorporated under the state laws of Minnesota on July 15, 1987. NCB, NKX and NAC were organized as Massachusetts business trusts on January 26, 2009, July 29, 2002 and December 1, 1998, respectively.
The end of the reporting period for the Funds is February 29, 2020, and the period covered by these Notes to Financial Statements is the fiscal year ended February 29, 2020 (the “current fiscal period”).
Investment Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
2. Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The net asset value (“NAV”) for financial reporting purposes may differ from the NAV for processing security and common share transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.
Compensation
The Funds pay no compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Funds’ Board of Directors/Trustees (the “Board”) has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Distributions to Common Shareholders
Distributions to common shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Indemnifications
Under the Funds’ organizational documents, their officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Notes to Financial Statements (continued)
Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes and, is recorded on an accrual basis. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.
New Accounting Pronouncements and Rules Issuances
FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities
The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. During the current fiscal period, ASU 2017-08 became effective for the Funds and it did not have a material impact on the Funds’ financial statements.
Fair Value Measurement: Disclosure Framework
During August 2018, the FASB issued ASU 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management early implemented this guidance and it did not have a material impact on the Funds’ financial statements.
3. Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
The Funds’ investments in securities are recorded at their estimated fair value. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Prices of fixed income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price;

securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:
NCA	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$ 303,306,949	$ —	$ 303,306,949
Short-Term Investments*:
Municipal Bonds	—	4,750,000	—	4,750,000
Total	$ —	$ 308,056,949	$ —	$ 308,056,949
NCB
Long-Term Investments*:
Municipal Bonds	$ —	$ 50,164,173	$ —	$ 50,164,173
Short-Term Investments*:
Municipal Bonds	—	4,000,000	—	4,000,000
Total	$ —	$ 54,164,173	$ —	$ 54,164,173
NKX
Long-Term Investments*:
Municipal Bonds	$ —	$1,254,820,339	$ 3,966,833** $1,258,787,172
NAC
Long-Term Investments*:
Municipal Bonds	$ —	$3,655,602,389	$30,893,333** $3,686,495,722
* Refer to the Fund’s Portfolio of Investments for industry classifications.
** Refer to the Fund’s Portfolio of Investments for securities classified as Level 3.
The following is a reconciliation of the Funds’ Level 3 investments held at the beginning and end of the measurement period:

	NKX	NAC
	Level 3	Level 3
	Municipal	Municipal
	Bonds	Bonds
Balance at the beginning of period	$—	$—
Gains (losses):
Net realized gains (losses)	—	—
Change in net unrealized appreciation (depreciation)	—	—
Purchases at cost	—	—
Sales at proceeds	—	—
Net discounts (premiums)	—	—
Transfers into	3,966,833	30,893,333
Transfers (out of)	—	—
Balance at the end of period	$3,966,833	$30,893,333
Change in net unrealized appreciation (depreciation) during the period of Level 3 securities held as of period end	$(574,414)	$(4,509,910)
As of the measurement date, Municipal Bonds categorized as Level 3 are fair valued utilizing a recovery estimate based on non-public information.

Notes to Financial Statements (continued)
The table below presents the transfers in and out of the three valuation levels for the Funds as of the end of the reporting period when compared to the valuation levels at the end of the previous fiscal year. Changes in valuation inputs or methodologies may result in transfers into or out of an assigned level within the fair value hierarchy. Transfers in or out of levels are generally due to the availability of publicly available information and to the significance or extent the Adviser determines that the valuation inputs or methodologies may impact the valuation of those securities.
	Level 1		Level 2		Level 3
	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)
NKX
Municipal Bonds	$—	$—	$—	$(3,966,833)	$3,966,833	$—
NAC
Municipal Bonds	$—	$—	$—	$(30,893,333)	$30,893,333	$—

4. Portfolio Securities and Investments in Derivatives

Portfolio Securities
Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).
An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Earnings due from the Underlying Bond and interest due to the holders of the Floaters as of the end of the reporting period are recognized as components of “Receivable for interest” and “Payable for interest” on the Statement of Assets and Liabilities, respectively.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the

Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:
Floating Rate Obligations Outstanding	NCA	NCB	NKX	NAC
Floating rate obligations: self-deposited Inverse Floaters	$—	$—	$20,975,000	$27,580,000
Floating rate obligations: externally-deposited Inverse Floaters	—	—	11,250,000	28,500,000
Total	$—	$—	$32,225,000	$56,080,000
During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:
Self-Deposited Inverse Floaters	NCA	NCB	NKX	NAC
Average floating rate obligations outstanding	$—	$—	$20,975,000	$27,580,000
Average annual interest rate and fees	—%	—%	1.91%	1.87%
TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond is not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility for any of the Funds as of the end of the reporting period.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.
As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:
Floating Rate Obligations – Recourse Trusts	NCA	NCB	NKX	NAC
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$—	$—	$20,975,000	$27,580,000
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	—	—	11,250,000	28,500,000
Total	$—	$—	$32,225,000	$56,080,000

Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Notes to Financial Statements (continued)

Investment Transactions

Long-term purchases and sales (including maturities) during the current fiscal period were as follows:

	NCA	NCB	NKX	NAC
Purchases	$36,811,355	$12,460,953	$136,830,073	$386,735,129
Sales and maturities	21,393,366	17,484,413	132,064,425	379,556,618
The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/ delayed-delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.
Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments and may do so in future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
5. Fund Shares
Common Shares
Common Shares Equity Shelf Programs and Offering Costs
The following Fund has filed a registration statement with the Securities and Exchange Commission (“SEC”) authorizing the Fund to issue additional common shares through one or more equity shelf programs (“Shelf Offering”), which became effective with the SEC during prior fiscal periods.
Under this Shelf Offering, the Fund, subject to market conditions, may raise additional equity capital by issuing additional common shares from time to time in varying amounts and by different offering methods at a net price at or above the Fund’s NAV per common share. In the event the Fund’s Shelf Offering registration statement is no longer current, the Fund may not issue additional common shares until a post-effective amendment to the registration statement has been filed with the SEC.

Additional authorized common shares, common shares sold and offering proceeds, net of offering costs under the Fund’s Shelf Offering during the Fund’s prior fiscal period were as follows:
	NCA
	Year	Year
	Ended	Ended
	2/29/20	2/28/19*
Additional authorized common shares	—	2,700,000
Common shares sold	—	—
Offering proceeds, net of offering costs	$ —	$(1,556)
* Represents additional authorized shares for the period March 1, 2018 through June 29, 2018.
Costs incurred by the Fund in connection with its initial shelf registration are recorded as a prepaid expense and recognized as “Deferred offering costs” on the Statement of Assets and Liabilities. These costs are amortized pro rata as common shares are sold and are recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets. Any deferred offering costs remaining one year after the effectiveness of the initial shelf registration will be expensed. Costs incurred by the Fund to keep the shelf registration current are expensed as incurred and recognized as a component of “other expenses” on the Statement of Operations.
Common Share Transactions

Transactions in common shares for the Funds during the Funds’ current and prior fiscal period, where applicable, were as follows:

	NCA		NCB
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	2/29/20	2/28/19	2/29/20	2/28/19
Common shares:
Issued to shareholders due to reinvestment of distributions	—	—	1,938	2,043
Repurchased and retired	—	—	—	—
Weighted average common share:
Price per share repurchased and retired	$—	$—	$—	$—
Discount per share repurchased and retired	—%	—%	—%	—%
	NKX		NAC
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	2/29/20	2/28/19	2/29/20	2/28/19
Common shares:
Issued to shareholders due to reinvestment of distributions	—	—	—	—
Repurchased and retired	—	(230,000)	—	(370,000)
Weighted average common share:
Price per share repurchased and retired	$—	$12.54	$—	$12.45
Discount per share repurchased and retired	—%	15.44%	—%	15.10%
Preferred Shares

MuniFund Preferred Shares
NKX and NAC have issued and have outstanding MuniFund Preferred (“MFP”) Shares, with a $100,000 liquidation preference per share. These MFP Shares were issued via private placement and are not publically available.
The Funds are obligated to redeem their MFP Shares by the date as specified in its offering documents (“Term Redemption Date”), unless earlier redeemed by the Funds. MFP Shares are initially issued in a pre-specified mode, however, MFP Shares can be subsequently designated as an alternative mode at a later date at the discretion of the Funds. The modes within MFP Shares detail the dividend mechanics and are described as follows. At a subsequent date, the Funds may establish additional mode structures with the MFP Share.

Notes to Financial Statements (continued)
•
Variable Rate Remarketed Mode (“VRRM”) – Dividends for MFP Shares within this mode will be established by a remarketing agent; therefore, market value of the MFP Shares is expected to approximate its liquidation preference. Shareholders have the ability to request a best-efforts tender of its shares upon seven days notice. If the remarketing agent is unable to identify an alternative purchaser, the shares will be retained by the shareholder requesting tender and the subsequent dividend rate will increase to its step-up dividend rate. If after one consecutive year of unsuccessful remarketing attempts, the Fund will be required to designate an alternative mode or redeem the shares.

Each Fund will pay a remarketing fee on the aggregate principal amount of all MFP Shares while designated in VRRM. Payments made by the Fund to the remarketing agent are recognized as “Remarketing fees” on the Statement of Operations.

•
Variable Rate Mode (“VRM”) – Dividends for MFP Shares designated in this mode are based upon a short-term index plus an additional fixed “spread” amount established at the time of issuance or renewal / conversion of its mode. At the end of the period of the mode, the Fund will be required to either extend the term of the mode, designate an alternative mode or redeem the MFP Shares.

The fair value of MFP Shares while in VRM are expected to approximate their liquidation preference so long as the fixed “spread” on the shares remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market. In current market conditions, the Adviser has determined that the fair value of the shares are approximately their liquidation preference, but their fair value could vary if market conditions change materially.

•
Variable Rate Demand Mode (“VRDM”) – Dividends for MFP Shares designated in this mode will be established by a remarketing agent; therefore, the market value of the MFP Shares is expected to approximate its liquidation preference. While in this mode, Shares will have an unconditional liquidity feature that enable its shareholders to require a liquidity provider, which the Fund has entered into a contractual agreement, to purchase shares in the event that the shares are not able to be successfully remarketed. In the event that shares within this mode are unable to be successfully remarketed and are purchased by the liquidity provider, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the shares. Each Fund is required redeem any shares that are still owned by a liquidity provider after six months of continuous, unsuccessful remarketing.
The Fund will pay a liquidity and remarketing fee on the aggregate principal amount of all MFP shares while within VRDM. Payments made by the Fund to the liquidity provider and remarketing agent are recognized as “Liquidity fees” and “Remarketing fees”, respectively, on the Statement Operations.

For financial reporting purposes, the liquidation preference of MFP Shares is recorded as a liability and is recognized as a component of “MuniFund Preferred (“MFP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities. Dividends on the MFP shares are treated as interest payments for financial reporting purposes. Unpaid dividends on MFP shares are recognized as a component on “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on MFP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.
Subject to certain conditions, MFP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The Fund may also be required to redeem certain MFP shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share in all circumstances is equal to the liquidation preference per share plus any accumulated but unpaid dividends.
Costs incurred connection with each Fund’s offering of MFP Shares were recorded as deferred charges and are amortized over the life of the shares and are recognized as a component of “MuniFund Preferred (“MFP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.
As of the end of the reporting period, NKX and NAC had $139,978,909 and $319,771,556 MFP Shares at liquidation preference, net of deferred offering cost, respectively. Further details of each Fund’s MFP Shares outstanding as of the end of the reporting period, were as follows:
		Shares	Liquidation	Term		Mode
Fund	Series	Outstanding	Preference	Redemption Date	Mode	Termination Date
NKX	A	1,404	$140,400,000	10/01/47	VRRM	N/A
NAC	A	3,200	320,000,000	1/03/28	VRM	1/03/28*
* Subject to earlier termination by either the Fund or the holder.
The average liquidation preference of MFP Shares outstanding and annualized dividend rate for the Funds during the current fiscal period were as follows:
	NKX	NAC
Average liquidation preference of MFP Shares outstanding	$140,400,000	$320,000,000
Annualized dividend rate	1.68%	2.33%

Variable Rate Demand Preferred Shares
The following Funds have issued and have outstanding Variable Rate Demand Preferred (“VRDP”) Shares, with a $100,000 liquidation preference per share. VRDP Shares are issued via private placement and are not publicly available.
As of the end of the reporting period, NKX and NAC had $290,424,655 and $954,064,487 VRDP Shares at liquidation preference, net of deferred offering costs, respectively. Further details of the Funds’ VRDP Shares outstanding as of the reporting period, were as follows:
		Shares	Remarketing	Liquidation
Fund	Series	Outstanding	Fees*	Preference	Maturity
NKX	2	355	0.10%	$ 35,500,000	June 1, 2040
	3	427	0.05	42,700,000	March 1, 2040
	4	1,090	0.08	109,000,000	December 1, 2040
	6	1,050	0.10	105,000,000	June 1, 2046
NAC	1	1,362	0.10%	$136,200,000	June 1, 2041
	2	910	0.08	91,000,000	December 1, 2040
	3	498	0.05	49,800,000	March 1, 2040
	4	1,056	0.10	105,600,000	December 1, 2042
	5	1,589	N/A	158,900,000	August 1, 2040
	6	1,581	0.08	158,100,000	August 1, 2040
	7	980	0.10	98,000,000	August 3, 2043
	8	1,600	N/A	160,000,000	November 6, 2026
*     Remarketing fees as a percentage of the aggregate principal amount of all VRDP Shares outstanding for each series.
N/A Not applicable. Series is considered to be Special Rate VRDP and therefore does not pay a remarketing fee.
VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom each Fund has contracted in the event that the VRDP Shares are not able to be successfully remarketed. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Each Fund pays an annual remarketing fee on the aggregate principal amount of all VRDP Shares outstanding. Each Fund’s VRDP Shares have successfully remarketed since issuance.
NAC’s Series 5 and Series 8 VRDP Shares are considered to be Special Rate VRDP, which are sold to institutional investors. The special rate period will expire on June 17, 2020 and November 6, 2026, for the Fund’s Series 5 and 8 VRDP Shares, respectively. The special rate period for NAC’s Series 8 VRDP Shares is subject to earlier termination by either the Fund or the holder. During the special rate period, the VRDP Shares will not be remarketed by a remarketing agent, be subject to optional or mandatory tender events, or be supported by a liquidity provider and are not subject to remarketing fees or liquidity fees. During the special rate period, VRDP dividends will be set monthly as a floating rate based on the predetermined formula. Following the initial special rate period, Special Rate Period VRDP Shares may transition to traditional VRDP Shares with dividends set at weekly remarketings, and be supported by designated liquidity provider, or the Board may approve a subsequent special rate period.
Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation preference. In the event that VRDP shares are unable to be successfully remarketed, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.
Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.
The average liquidation preference of VRDP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:
	NKX	NAC
Average liquidation preference of VRDP Shares outstanding	$292,200,000	$957,600,000
Annualized dividend rate	1.40%	1.75%

For financial reporting purposes, the liquidation preference of VRDP Shares is a liability and is recognized as a component of “Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Funds in connection with their offerings of VRDP Shares were recorded as a deferred charge, which are being amortized over the life of the shares and are recognized as a component of “Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offerings costs” on the Statement of Operations. In addition to interest expense, each Fund also pays a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as “Liquidity fees” and “Remarketing fees,” respectively, on the Statement of Operations.

Notes to Financial Statements (continued)
Preferred Share Transactions
The Funds did not have any transactions in preferred shares during the current and prior fiscal period.
6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and California state income taxes, and in the case of NKX the AMT applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of February 29, 2020.
	NCA	NCB	NKX	NAC
Tax cost of investments	$261,112,593	$45,657,916	$1,053,014,077	$3,182,311,618
Gross unrealized:
Appreciation	$47,307,795	$8,566,554	$185,986,644	$481,972,553
Depreciation	(363,439)	(60,297)	(1,188,565)	(5,368,378)
Net unrealized appreciation (depreciation) of investments	$46,944,356	$8,506,257	$184,798,079	$476,604,175
Permanent differences, primarily due to distribution reallocations, federal taxes paid, paydowns, taxable market discount, and nondeductible offering costs, resulted in reclassifications among the Funds’ components of common share net assets as of February 29, 2020, the Funds’ tax year end.
The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of February 29, 2020, the Funds’ tax year end, were as follows:
	NCA	NCB	NKX	NAC
Undistributed net tax-exempt income[1]	$328,440	$—	$2,082,061	$2,475,457
Undistributed net ordinary income[2]	—	4,350	100,694	79,805
Undistributed net long-term capital gains	—	162,808	—	—

[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on February 3, 2020, paid on March 2, 2020.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
The tax character of distributions paid during the Funds’ tax years ended February 29, 2020 and February 28, 2019 was designated for purposes of the dividends paid deduction as follows:
2020	NCA	NCB	NKX	NAC
Distributions from net tax-exempt income[3]	$9,607,122	$1,817,209	$35,648,711	$117,845,124
Distributions from net ordinary income[2]	—	151,855	291,702	476,406
Distributions from net long-term capital gains[4]	—	300,900	—	—
2019	NCA	NCB	NKX	NAC
Distributions from net tax-exempt income	$9,568,981	$2,120,742	$37,698,477	$121,952,468
Distributions from net ordinary income[2]	80,277	17,348	422,059	715,540
Distributions from net long-term capital gains	—	—	—	—

[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
[3]	The Funds hereby designate these amounts paid during the fiscal year ended February 29, 2020, as Exempt Interest Dividends.
[4]
The Funds hereby designate as long-term capital gain dividend, pursuant to the Internal Revenue Code 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended February 29, 2020.

As of February 29, 2020, the Funds’ tax year end, the following Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

	NCA	NKX	NAC[5]
Not subject to expiration:
Short-term	$2,763,789	$1,294,688	$20,353,253
Long-term	—	—	—
Total	$2,763,789	$1,294,688	$20,353,253
[5] A portion of NAC’s capital loss carryforward is subject to limitation under the Internal Revenue Code and related regulations.

During the Funds’ tax year ended February 29, 2020, the following Funds utilized capital loss carryforwards as follows:

	NCA	NKX	NAC
Utilized capital loss carryforwards	$3,587	$3,284,297	$5,415,205
7. Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser, and for NCA a gross interest income component. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
NCA pays an annual fund-level fee, payable monthly, of 0.15% of the average daily net assets of the Fund, as well as 4.125% of the gross interest income (excluding interest on bonds underlying a “self-deposited inverse floater” trust that is attributed to the Fund over and above the net interest earned on the inverse floater itself) of the Fund.
The annual fund-level fee, payable monthly, for each Fund (excluding NCA) is calculated according to the following schedules:
NCB
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.4000%
For the next $125 million	0.3875
For the next $250 million	0.3750
For the next $500 million	0.3625
For the next $1 billion	0.3500
For the next $3 billion	0.3250
For managed assets over $5 billion	0.3125

NKX
NAC
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3750
For managed assets over $5 billion	0.3625

Notes to Financial Statements (continued)
The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Funds’ daily managed assets (net assets for NCA and NCB):
Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*
For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not include certain assets of certain Nuveen Funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. As of February 29, 2020, the complex-level fee for each Fund was 0.1554%.

Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser (“inter-fund trade”) under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of “Receivable for investments sold” and/or “Payable for investments purchased” on the Statement of Assets and Liabilities, when applicable.
During the current fiscal period, the Funds engaged in inter-fund trades pursuant to these procedures as follows:

Inter-Fund Trades	NCA	NCB	NKX	NAC
Purchases	$1,227,940	$ —	$ —	$ —
Sales	307,938	1,277,381	1,755,103	20,781,368

8. Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.65 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2020 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, the following Funds utilized this facility. Each Fund’s maximum outstanding balance during the utilization period was as follows:
	NCA	NCB	NKX	NAC
Maximum outstanding balance	$315,461	$492,888	$12,500,000	$98,400,000
During each Fund’s utilization period(s) during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:

	NCA	NCB	NKX	NAC
Utilization period (days outstanding)	2	2	18	122
Average daily balance outstanding	$315,461	$492,888	$10,638,022	$26,235,483
Average annual interest rate	2.76%	2.76%	2.87%	3.11%
Borrowings outstanding as of the end of the reporting period are recognized as “Borrowings” on the Statement of Assets and Liabilities, where applicable.
Inter-Fund Borrowing and Lending
The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the interfund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.
The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.
9. Subsequent Events
Other Matters
The COVID-19 coronavirus pandemic was first detected in China in December 2019 and subsequently spread internationally. Containment efforts around the world have halted business and manufacturing operations and restricted people’s movement and travel. The disruptions to global supply chains, consumer demand, business investment and the global financial system are just beginning to be seen. The impact of the coronavirus may last for an extended period of time and through the date these financial statements are issued, has resulted in substantial market volatility and may result in a significant economic downturn.
Reference Rate Reform
In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. In addition, derivative contracts that qualified for hedge accounting prior to modification, will be allowed to continue to receive such treatment, even if critical terms change due to a change in the benchmark interest rate. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management is currently assessing the impact of the ASU’s adoption to the Funds’ financial statements and various filings.

Additional Fund Information (Unaudited)
Board of Directors/Trustees
Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	Judith M. Stockdale	Carole E. Stone
Terence J. Toth	Margaret L. Wolff	Robert L. Young

Investment Adviser	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP	Computershare Trust
Chicago, IL 60606	One Lincoln Street	200 East Randolph Street	Company, N.A.
Boston, MA 02111	Chicago, IL 60601	150 Royall Street
Canton, MA 02021
(800) 257-8787
Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s Website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes –Oxley Act.

Common Share Repurchases
Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.
	NCA	NCB	NKX	NAC
Common shares repurchased	—	—	—	—

FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report (Unaudited)
◾
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

◾
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

◾
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

◾
Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

◾
Escrowed to Maturity Bond: When proceeds of a refunding issue are deposited in an escrow account for investment in an amount sufficient to pay the principal and interest on the issue being refunded. In some cases, though, an issuer may expressly reserve its right to exercise an early call of bonds that have been escrowed to maturity.

◾
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

◾
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

◾	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.
◾
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

Glossary of Terms Used in this Report (Unaudited) (continued)
◾
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

◾
Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

◾
S&P Municipal Bond California Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade California municipal bond market. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees.

◾
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax- exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees.

◾
Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

◾
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Reinvest Automatically, Easily and Conveniently
Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan
Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Easy and convenient
To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Board Members & Officers (Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is set at nine. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members:

◾ TERENCE J. TOTH			Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director,
1959			Quality Control Corporation (since 2012); member: Catalyst Schools of
333 W. Wacker Drive	Chairman and	2008	Chicago Board (since 2008) and Mather Foundation Board (since 2012),	156
Chicago, IL 6o6o6	Board Member	Class II	and chair of its Investment Committee; formerly, Director, Fulcrum IT
Services LLC (2010- 2019); formerly, Director, Legal & General Investment
Management America, Inc. (2008-2013); formerly, CEO and President,
Northern Trust Global Investments (2004-2007): Executive Vice President,
Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly,
Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust
Global Investments Board (2004-2007), Northern Trust Japan Board
(2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern
Trust Hong Kong Board (1997-2004).

◾ JACK B. EVANS			Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine
1948			Foundation, a private philanthropic corporation; Director and Chairman,
333 W. Wacker Drive	Board Member	1999	United Fire Group, a publicly held company; Director, Public Member,	156
Chicago, IL 6o6o6		Class III	American Board of Orthopaedic Surgery (since 2015); Life Trustee of
Coe College and the Iowa College Foundation; formerly, President
Pro-Tem of the Board of Regents for the State of Iowa University System;
formerly, Director, Alliant Energy and The Gazette Company; formerly,
Director, Federal Reserve Bank of Chicago; formerly, President and Chief
Operating Officer, SCI Financial Group, Inc., a regional financial services firm.

◾ WILLIAM C. HUNTER			Dean Emeritus, formerly, Dean, Tippie College of Business, University of
1948			Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director
333 W. Wacker Drive	Board Member	2003	(2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc.,	156
Chicago, IL 6o6o6		Class I	The International Business Honor Society; formerly, Director (2004-2018)
of Xerox Corporation; Dean and Distinguished Professor of Finance,
School of Business at the University of Connecticut (2003-2006); previously,
Senior Vice President and Director of Research at the Federal Reserve Bank
of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research
Center at Georgetown University.

◾ ALBIN F. MOSCHNER			Founder and Chief Executive Officer, Northcroft Partners, LLC, a
1952			management consulting firm (since 2012); formerly, Chairman (2019),
333 W. Wacker Drive	Board Member	2016	and Director (2012-2019), USA Technologies, Inc., a provider of	156
Chicago, IL 6o6o6		Class III	solutions and services to facilitate electronic payment transactions;
formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant
(2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing
Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One
Point Services at One Point Communications (1999- 2000); formerly,
Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions (1991-1996) and Chief Executive Officer
(1995-1996) of Zenith Electronics Corporation.

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members (continued):

◾ JOHN K. NELSON			Member of Board of Directors of Core12 LLC. (since 2008), a private firm
1962			which develops branding, marketing and communications strategies for
333 W. Wacker Drive	Board Member	2013	clients; served on The President’s Council of Fordham University (2010-	156
Chicago, IL 6o6o6		Class II	2019) and previously a Director of the Curran Center for Catholic
American Studies (2009- 2018); formerly, senior external advisor to the
Financial Services practice of Deloitte Consulting LLP. (2012-2014); former
Chair of the Board of Trustees of Marian University (2010-2014 as trustee,
2011-2014 as Chair); formerly Chief Executive Officer of ABN AMRO
Bank N.V., North America, and Global Head of the Financial Markets
Division (2007-2008), with various executive leadership roles in ABN
AMRO Bank N.V. between 1996 and 2007.

◾ JUDITH M. STOCKDALE			Board Member, Land Trust Alliance (since 2013); formerly, Board Member,
1947			U.S. Endowment for Forestry and Communities (2013-2019); formerly,
333 W. Wacker Drive	Board Member	1997	Executive Director (1994-2012), Gaylord and Dorothy Donnelley	156
Chicago, IL 6o6o6		Class I	Foundation; prior thereto, Executive Director, Great Lakes Protection
Fund (1990-1994).

◾ CAROLE E. STONE			Former Director, Chicago Board Options Exchange, Inc. (2006-2017);
1947			and C2 Options Exchange, Incorporated (2009-2017); Director, Cboe,
333 W. Wacker Drive	Board Member	2007	Global Markets, Inc., formerly, CBOE Holdings, Inc. (since 2010);	156
Chicago, IL 6o6o6		Class I	formerly, Commissioner, New York State Commission on Public
Authority Reform (2005-2010).

◾ MARGARET L. WOLFF			Formerly, member of the Board of Directors (2013-2017) of Travelers
1955			Insurance Company of Canada and The Dominion of Canada General
333 W. Wacker Drive	Board Member	2016	Insurance Company (each, a part of Travelers Canada, the Canadian	156
Chicago, IL 6o6o6		Class I	operation of The Travelers Companies, Inc.); formerly, Of Counsel,
Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions
Group) (2005-2014); Member of the Board of Trustees of New
York-Presbyterian Hospital (since 2005); Member (since 2004) and
Chair (since 2015) of the Board of Trustees of The John A. Hartford
Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.

◾ ROBERT L. YOUNG			Formerly, Chief Operating Officer and Director, J.P.Morgan Investment
1963			Management Inc. (2010-2016); formerly, President and Principal
333 W. Wacker Drive	Board Member	2017	Executive Officer (2013-2016), and Senior Vice President and Chief	156
Chicago, IL 6o6o6		Class II	Operating Officer (2005-2010), of J.P.Morgan Funds; formerly, Director and various officer positions for J.P.Morgan Investment Management Inc.
(formerly, JPMorgan Funds Management, Inc. and formerly, One Group
Administrative Services) and JPMorgan Distribution Services, Inc.
(formerly, One Group Dealer Services, Inc.) (1999-2017).

Board Members & Officers (Unaudited) (continued)

Name,	Position(s) Held	Year First	Principal
Year of Birth	with the Funds	Elected or	Occupation(s)
& Address		Appointed(2)	During Past 5 Years

Officers of the Funds:

◾ CEDRIC H. ANTOSIEWICZ			Senior Managing Director (since 2017), formerly, Managing Director
1962	Chief		(2004-2017) of Nuveen Securities, LLC; Senior Managing Director (since
333 W. Wacker Drive	Administrative	2007	2017), formerly, Managing Director (2014-2017) of Nuveen Fund
Chicago, IL 6o6o6	Officer		Advisors, LLC.

◾ NATHANIEL T. JONES			Managing Director (since 2017), formerly, Senior Vice President
1979			(2016-2017), formerly, Vice President (2011-2016) of Nuveen; Managing
333 W. Wacker Drive	Vice President	2016	Director (since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Chicago, IL 6o6o6	and Treasurer

◾ WALTER M. KELLY			Managing Director (since 2017), formerly, Senior Vice President
1970	Chief Compliance		(2008-2017) of Nuveen.
333 W. Wacker Drive	Officer and	2003
Chicago, IL 6o6o6	Vice President

◾ DAVID J. LAMB			Managing Director (since 2017), formerly, Senior Vice President of
1963			Nuveen (since 2006), Vice President prior to 2006.
333 W. Wacker Drive	Vice President	2015
Chicago, IL 6o6o6

◾ TINA M. LAZAR			Managing Director (since 2017), formerly, Senior Vice President
1961			(2014-2017) of Nuveen Securities, LLC.
333 W. Wacker Drive	Vice President	2002
Chicago, IL 6o6o6

◾ BRIAN J. LOCKHART			Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Managing Director
1974			(since 2017), formerly, Vice President (2010-2017) of Nuveen; Head of Investment
333 W. Wacker Drive	Vice President	2019	Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017);
Chicago, IL 6o6o6			Chartered Financial Analyst and Certified Financial Risk Manager.

◾ JACQUES M. LONGERSTAEY			Senior Managing Director, Chief Risk Officer, Nuveen, LLC (since May 2019); Senior
1963			Managing Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief
8500 Andrew Carnegie Blvd.	Vice President	2019	Investment and Model Risk Officer, Wealth & Investment Management Division,
Charlotte, NC 28262			Wells Fargo Bank (NA) (from 2013-2019).

Name,	Position(s) Held	Year First	Principal
Year of Birth	with the Funds	Elected or	Occupation(s)
& Address		Appointed(2)	During Past 5 Years

Officers of the Funds (continued):

◾ KEVIN J. MCCARTHY			Senior Managing Director (since 2017) and Secretary and General Counsel
1966	Vice President		(since 2016) of Nuveen Investments, Inc., formerly, Executive Vice
333 W. Wacker Drive	and Assistant	2007	President (2016-2017) and Managing Director and Assistant Secretary
Chicago, IL 6o6o6	Secretary		(2008-2016); Senior Managing Director (since 2017) and Assistant
Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive
Vice President (2016-2017) and Managing Director (2008-2016); Senior
Managing Director (since 2017), Secretary (since 2016) and Co-General
Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive
Vice President (2016-2017), Managing Director (2008-2016) and Assistant
Secretary (2007-2016); Senior Managing Director (since 2017), Secretary
(since 2016) and Associate General Counsel (since 2011) of Nuveen Asset
Management, LLC, formerly Executive Vice President (2016-2017) and
Managing Director and Assistant Secretary (2011- 2016); Senior Managing
Director (since 2017) and Secretary (since 2016) of Nuveen Investments
Advisers, LLC, formerly Executive Vice President (2016- 2017); Vice President
(since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of
NWQ Investment Management Company, LLC, Symphony Asset
Management LLC, Santa Barbara Asset Management, LLC and Winslow
Capital Management, LLC (since 2010). Senior Managing Director (since 2017)
and Secretary (since 2016) of Nuveen Alternative Investments, LLC.

◾ JON SCOTT MEISSNER			Managing Director of Mutual Fund Tax and Financial Reporting groups at
1973			Nuveen (since 2017); Managing Director of Nuveen Fund Advisors, LLC
8500 Andrew Carnegie Blvd.	Vice President	2019	(since 2019); Senior Director of Teachers Advisors, LLC and TIAA-CREF
Charlotte, NC 28262			Investment Management, LLC (since 2016); Senior Director (since 2015) Mutual
Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA
Separate Account VA-1 and the CREF Accounts; has held various positions with
TIAA since 2004.

◾ WILLIAM T. MEYERS			Senior Managing Director (since 2017), formerly, Managing Director
1966			(2016-2017), Senior Vice President (2010-2016) of Nuveen Securities, LLC
333 W. Wacker Drive	Vice President	2018	and Nuveen Fund Advisors, LLC; Senior Managing Director (since 2017),
Chicago, IL 60606			formerly, Managing Director (2016-2017), Senior Vice President (2010-2016)
of Nuveen, has held various positions with Nuveen since 1991.

◾ DEANN D. MORGAN			Executive Vice President, Global Head of Product at Nuveen (since November
1969			2019); Managing Member MDR Collaboratory LLC (since 2018); Managing
100 Park Avenue	Vice President	2020	Director, Head of Wealth Management Product Structuring & COO Multi
New York, NY 10016			Asset Investing, The Blackstone Group (2013-2017).

◾ MICHAEL A. PERRY			Executive Vice President (since 2017), previously Managing Director
1967			from 2016), of Nuveen Fund Advisors, LLC and Nuveen Alternative
333 W. Wacker Drive	Vice President	2017	Investments, LLC; Executive Vice President (since 2017), formerly,
Chicago, IL 6o6o6			Managing Director (2015-2017), of Nuveen Securities, LLC; formerly,
Managing Director (2010-2015) of UBS Securities, LLC.

◾ CHRISTOPHER M. ROHRBACHER			Managing Director (since 2017) and Assistant Secretary of Nuveen
1971	Vice President		Securities, LLC; Managing Director (since 2017), formerly, Senior
333 W. Wacker Drive	and Assistant	2008	Vice President (2016-2017), Co-General Counsel (since 2019) and
Chicago, IL 6o6o6	Secretary		Assistant Secretary (since 2016) of Nuveen Fund Advisors, LLC;
Managing Director (since 2017), formerly, Senior Vice President
(2012-2017) and Associate General Counsel (since 2016), formerly,
Assistant General Counsel (2008-2016) of Nuveen.

Board Members & Officers (Unaudited) (continued)

Name,	Position(s) Held	Year First	Principal
Year of Birth	with the Funds	Elected or	Occupation(s)
& Address		Appointed(2)	During Past 5 Years

Officers of the Funds (continued):

◾ WILLIAM A. SIFFERMANN			Managing Director (since 2017), formerly Senior Vice President
1975			(2016-2017) and Vice President (2011-2016) of Nuveen.
333 W. Wacker Drive	Vice President	2017
Chicago, IL 6o6o6

◾ E. SCOTT WICKERHAM			Senior Managing Director, Head of Fund Administration at Nuveen, LLC
1973	Vice President		(since 2019), formerly, Managing Director; Senior Managing Director
TIAA	and Controller	2019	(since 2019), Nuveen Fund Advisers, LLC; Principal Financial Officer,
730 Third Avenue			Principal Accounting Officer and Treasurer (since 2017) to the TIAA-CREF Funds,
New York, NY 10017			the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the Treasurer
(since 2017) to the CREF Accounts; Senior Director, TIAA-CREF Fund Administration
(2014-2015); has held various positions with TIAA since 2006.

◾ MARK L. WINGET			Vice President and Assistant Secretary of Nuveen Securities, LLC (since
1968	Vice President		2008); Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC
333 W. Wacker Drive	and Assistant	2008	(since 2019); Vice President (since 2010) and Associate General Counsel
Chicago, IL 60606	Secretary		(since 2016), formerly, Assistant General Counsel (2008-2016) of Nuveen.

◾ GIFFORD R. ZIMMERMAN			Managing Director (since 2002), and Assistant Secretary of Nuveen
1956	Vice President		Securities, LLC; Managing Director (since 2004) and Assistant Secretary
333 W. Wacker Drive	Secretary	1988	(since 1994) of Nuveen Investments, Inc.; Managing Director (since
Chicago, IL 60606			2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011)
of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and
Associate General Counsel of Nuveen Asset Management, LLC (since 2011);
Vice President (since 2017), formerly, Managing Director (2003-2017) and
Assistant Secretary (since 2003) of Symphony Asset Management LLC;
Managing Director and Assistant Secretary (since 2002) of Nuveen Investments
Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment
Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC
(since 2006), and of Winslow Capital Management, LLC, (since 2010); Chartered
Financial Analyst.

(1)
The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen complex.

(2)
Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen complex.

Notes

Notes

Notes

Nuveen:
Serving Investors for Generations
Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/closed-end funds
Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

EAN-A-0220D 1137133-INV-Y-04/21

ITEM 2. CODE OF ETHICS.
As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/fund-governance. (To view the code, click on Code of Conduct.)
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans and William C. Hunter, who are “independent” for purposes of Item 3 of Form N-CSR.
Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Nuveen California Quality Municipal Income Fund
The following tables show the amount of fees that KPMG LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with KPMG LLP the Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.
The Audit Committee has delegated certain pre-approval responsibilities to its Chair (or, in her absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund [1]	Billed to Fund [2]	Billed to Fund [3]	Billed to Fund [4]
February 29, 2020	$28,590	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

February 28, 2019	$28,040	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

[1] “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2] “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3] “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

[4] “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS
The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.
The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
February 29, 2020	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
February 28, 2019	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES
The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non- audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
February 29, 2020	$ 0	$ 0	$ 0	$ 0
February 28, 2019	$ 0	$ 0	$ 0	$ 0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chair for her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of the end of the period covered by this report the members of the audit committee are Jack B. Evans, William C. Hunter, John K. Nelson, Judith M. Stockdale and Carole E. Stone, Chair.
ITEM 6. SCHEDULE OF INVESTMENTS.
a) See Portfolio of Investments in Item 1.
b) Not applicable.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Nuveen Fund Advisors, LLC is the registrant’s investment adviser (referred to herein as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

Item 8(a)(1). PORTFOLIO MANAGER BIOGRAPHY

As of the date of filing this report, the following individual at the Sub-Adviser (the “Portfolio Manager”) has primary responsibility for the day-to-day implementation of the Fund’s investment strategy:

Scott R. Romans, PhD, Managing Director of Nuveen Asset Management, joined Nuveen Investments in 2000 as a senior analyst in the education sector. In 2003, he was assigned management responsibility for several closed- and open-ended municipal bond funds.  He is responsible for managing several state-specific, tax-exempt portfolios.
He holds an undergraduate degree from the University of Pennsylvania and an MA and PhD from the University of Chicago.

Item 8(a)(2). OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Scott R. Romans	Registered Investment Company	13	$12.07 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	2	$3.99 million
*	Assets are as of February 29, 2020. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.
The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.
If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.
With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.
Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.
Conflicts of interest may also arise when the Sub-Adviser invests one or more of its client accounts in different or multiple parts of the same issuer’s capital structure, including investments in public versus private securities, debt versus equity, or senior versus junior/subordinated debt, or otherwise where there are different or inconsistent rights or benefits. Decisions or actions such as investing, trading, proxy voting, exercising, waiving or amending rights or covenants, workout activity, or serving on a board, committee or other involvement in governance may result in conflicts of interest between clients holding different securities or investments. Generally, individual portfolio managers will seek to act in a manner that they believe serves the best interest of the accounts they manage. In cases where a portfolio manager or team faces a conflict among its client accounts, it will seek to act in a manner that it believes best reflects its overall fiduciary duty, which may result in relative advantages or disadvantages for particular accounts.
Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3). FUND MANAGER COMPENSATION

As of the most recently completed fiscal year end, the primary portfolio manager’s compensation is as follows:
Portfolio managers are compensated through a combination of base salary and variable components consisting of (i) a cash bonus; (ii) a long-term performance award; and (iii) participation in a profits interest plan.
Base salary. A portfolio manager’s base salary is determined based upon an analysis of the portfolio manager’s general performance, experience and market levels of base pay for such position.
Cash bonus. A portfolio manager is eligible to receive an annual cash bonus that is based on three variables: risk-adjusted investment performance relative to benchmark generally measured over the most recent three and five year periods (unless the portfolio manager’s tenure is shorter), ranking versus Morningstar peer funds generally measured over the most recent three and five year periods (unless the portfolio manager’s tenure is shorter), and management and peer reviews.
Long-term performance award. A portfolio manager is eligible to receive a long-term performance award that vests after three years. The amount of the award when granted is based on the same factors used in determining the cash bonus. The value of the award at the completion of the three-year vesting period is adjusted based on the risk-adjusted investment performance of Fund(s) managed by the portfolio manager during the vesting period and the performance of the TIAA organization as a whole.

Profits interest plan. Portfolio managers are eligible to receive profits interests in Nuveen Asset Management and its affiliate, Teachers Advisors, LLC, which vest over time and entitle their holders to a percentage of the firms’ annual profits. Profits interests are allocated to each portfolio manager based on such person’s overall contribution to the firms.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8(a)(4). OWNERSHIP OF NAC SECURITIES AS OF FEBRUARY 29, 2020

Name of Portfolio Manager	None	$1 - $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	Over $1,000,000
Scott R. Romans	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 13. EXHIBITS.
File the exhibits listed below as part of this Form.
(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/fund-governance and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Nuveen California Quality Municipal Income Fund
By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: May 7, 2020
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By (Signature and Title) /s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: May 7, 2020

By (Signature and Title) /s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)
Date: May 7, 2020